4
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

McKESSON CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

McKESSON

Annual Meeting of Shareholders and

2026 PROXY STATEMENT

Focus on People and Culture
Our Leadership Prescription brings clarity to how we show up — with purpose, speed and heart. A shared framework built for a world moving at digital speed, uniting our I2CARE values and LEADRx behaviors to strengthen how we are Advancing Health Outcomes for All®.

McKesson’s Leadership Prescription

I²CARE represents McKesson’s shared values and defines who we are at our core. These values have guided McKesson for decades and continue to serve as the cultural foundation for everything we do.
LEADRx defines the leadership behaviors expected of everyone at McKesson, regardless of level. Leadership is not defined by position — it is defined by behavior.

Integrity

Inclusion

Customer-First

Accountability

Respect

Excellence

Create the future

Make bold moves

Move at the pace of possibility

Deliver results that matter

Build future-ready teams

Lead with purpose and humility

A Letter From Our Board Chair and Lead Independent Director
June 12, 2026
Dear Fellow Shareholders,
On behalf of our Board of Directors, we thank you for your investment in and support of McKesson. Fiscal year 2026 was a strong year for the Company, and we also thank Team McKesson for its unwavering commitment to excellence and innovation. Ahead of the Annual Meeting, we reflect on McKesson’s continued progress.
New Board Leadership
At this year’s Annual Meeting, Donald R. Knauss will conclude his service on our Board upon reaching the Board’s tenure and age limits. We thank Don for his leadership and valued contributions over twelve years of dedicated service to McKesson and wish him well.
This year marks an evolution in our Board leadership structure. Brian S. Tyler, who has served as McKesson’s Chief Executive Officer since 2019 and has led the Company’s transformation into a diversified healthcare services leader, assumed the additional role of Chair of the Board, effective May 1, 2026. The independent directors also appointed Dominic J. Caruso as Lead Independent Director, bringing significant financial and governance expertise to the role, including from his tenure as Chief Financial Officer of Johnson & Johnson. As Lead Independent Director, Dominic provides independent Board leadership and oversight.
The Board believes this leadership structure best serves McKesson and its shareholders at this time. As we execute the separation of the Medical-Surgical business and sharpen our focus on the strategic initiatives that will define McKesson’s next chapter, Brian’s proven leadership and the Board’s commitment to independent perspectives give us confidence in our ability to advance our strategy with clarity and momentum.
Our Leadership Prescription
The Board maintains active oversight of culture and talent development, recognizing that how McKesson’s people lead is fundamental to how the Company performs. Earlier this year, McKesson introduced LEADRx, as part of its Leadership Prescription, a new framework designed to unlock our team’s full potential to meet the speed, complexity and expectations of our customers, patients and partners. Along with our I2CARE values, LEADRx strengthens how we support our purpose of Advancing Health Outcomes for All® through the following key leadership behaviors:
•Create the future: Set direction, stay curious, connect to what’s next
•Make bold moves: Decide with courage using data, digital insight and judgment
•Move at the pace of possibility: Prioritize, adapt, remove barriers
•Deliver results that matter: Drive value, own outcomes, follow through
•Build future-ready teams: Grow talent and build future skills in others
•Lead with purpose and humility: Build trust, seek perspectives, elevate others

With proven leadership and strong independent oversight, we are confident in our ability to deliver on our strategy.

2026 Proxy Statement	1

A Letter From Our Board Chair and Lead Independent Director

The Board believes that embedding these leadership behaviors into how McKesson operates will enhance the Company’s talent pipeline, reinforce a culture of accountability and position the Company to execute effectively in a dynamic environment.
Strong Board Oversight Practices
Our Board brings a breadth of experience spanning healthcare, technology, finance, public policy and beyond that is directly relevant to the challenges and opportunities ahead. Central to how we apply that experience is our commitment to proactive shareholder engagement. We believe that listening to and incorporating shareholder perspectives is critical to driving long-term growth and value. Over the past year, management and members of our Board reached out to shareholders representing approximately 60% of our outstanding common stock and they engaged with shareholders representing approximately 46% of our outstanding common stock on topics including Board composition and refreshment, executive compensation and oversight of emerging areas such as artificial intelligence (AI).
Over the last year, our Board has devoted particular focus to AI, both the opportunity it presents and related governance considerations. Our Board oversees McKesson’s use of AI across key priorities, including improving the employee experience, enhancing the customer and patient experience, and driving enterprise efficiency. Through regular discussions with management, we have heard that AI tools are streamlining prior authorization workflows and reducing administrative burden at healthcare practices, while supply chain applications are improving forecast accuracy, disruption prediction and fraud detection. We are proud that McKesson was recognized as one of America’s Most Innovative Companies by Fortune in 2025.
Thank You
On behalf of our Board of Directors, we thank you for your continued trust and support. As McKesson continues to execute its strategic priorities, the Company is well positioned to deliver long-term value for its shareholders.
Your vote is very important to us. We encourage you to review our proxy statement and annual report ahead of the Annual Meeting on July 22, 2026, and support the Board’s voting recommendations.

Brian S. Tyler Chair of the Board	Dominic J. Caruso Lead Independent Director

2	2026 Proxy Statement

Notice of 2026 Annual Meeting of Shareholders To Be Held on July 22, 2026

Time and Date	Location	Record Date
July 22, 2026 08:30 a.m. Central Time	www.virtualshareholdermeeting.com/MCK2026	Shareholders of record at the close of business on May 27, 2026 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Items of Business		Vote Recommendations	For Further Details

1	Elect for a one-year term a slate of 11 directors as nominated by the Board of Directors	“FOR” each nominee	See Page 13

2	Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027	“FOR”	See Page 40

3	Conduct a non-binding advisory vote on executive compensation	“FOR”	See Page 42

We also will conduct such other business as may properly be brought before the meeting.
You will be able to attend the Annual Meeting online, vote and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/MCK2026 and entering the 16-digit control number included in our Notice Regarding the Availability of Proxy Materials, voting instructions form or proxy card. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system.
On or about June 12, 2026, we began delivering proxy materials to all shareholders of record at the close of business on May 27, 2026. The mailing address of our principal executive offices is McKesson Corporation, 6555 State Highway 161, Irving, Texas 75039.
By Order of the Board of Directors
Saralisa C. Brau
Corporate Secretary
June 12, 2026
VOTING METHODS

Vote via Internet www.proxyvote.com or visit the URL located on your proxy card	Call Toll-Free Call the phone number located at the top of your proxy card	Vote by Mail Follow the instructions on your proxy card	Vote at Meeting Join our Annual Meeting at www.virtualshareholdermeeting.com/MCK2026
Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Shareholders to be held on July 22, 2026. Our 2026 proxy statement and annual report are available free of charge at proxyvote.com.

2026 Proxy Statement	3

Notable Developments and Where to Read More
Hear from our Chair and Lead Independent Director	1
See our Fiscal Year 2026 Highlights	6
Learn about our Board Evaluation Process	23
Learn about our Governance of Cybersecurity and AI Matters	34
Learn about our Shareholder Engagement	36

4	2026 Proxy Statement

Proxy Summary
This summary highlights certain information in this proxy statement and does not contain all the information you should consider in voting your shares. Please refer to the complete proxy statement and our annual report prior to voting at the Annual Meeting of Shareholders to be held on July 22, 2026 (Annual Meeting).
Our Company Priorities
McKesson Corporation is a diversified healthcare services leader dedicated to Advancing Health Outcomes for All®. We partner with biopharma companies, care providers, pharmacies, manufacturers, governments and others to deliver insights, products and services to help make quality care more accessible and affordable. McKesson is focused on addressing the changing needs of our customers, their patients and the broader healthcare ecosystem. We have developed a clear enterprise strategy centered around a set of four strategic priorities:
Focus on People & Culture

One of McKesson’s defining characteristics is our strong culture. As members of Team McKesson, we are proud to foster a sense of belonging, find purpose and meaning in our work, and do everything we can to care for each other, our customers and all those who depend on us. We believe the best way to realize our purpose of Advancing Health Outcomes for All® is to utilize our strengths, live our I²CARE values (Integrity, Inclusion, Customer-First, Accountability, Respect, Excellence) and stay grounded in our LEADRx leadership principles that move our company forward and enable us to make a lasting and meaningful impact.

Grow Oncology, Multispecialty and Biopharma Platforms

We continue to advance our differentiated capabilities in our oncology platform and are building capabilities in other specialties where we see the opportunity. We are growing our portfolio of biopharma solutions that improve the access, affordability and adherence of medications.
Strengthen North American Pharmaceutical Distribution

Our operational excellence and ability to leverage our scale and distribution expertise is one of the many reasons why McKesson continues to be the partner of choice for hospitals, health systems and pharmacies of all sizes.
Modernize & Accelerate the Portfolio

We are building integrated platforms that leverage our differentiated assets and capabilities. We continue to develop innovative solutions and services through digital enablement and AI to solve complicated healthcare problems and improve patients’ lives. Our disciplined approach to portfolio management ensures strategic alignment and accelerates our enterprise strategy.

2026 Proxy Statement	5

Proxy Summary

Fiscal Year 2026 Highlights
McKesson’s strong financial results reflect the strength of our diversified portfolio and disciplined execution against our strategic priorities. Our results reflect the commitment of our employees and their dedication to deliver for customers, patients, communities and shareholders.
Total Revenues
(in billions)
Earnings per Diluted Shares(1)
Cash Flow
(in billions)

FY 2024	FY 2025	FY 2026

■	Operating Cash Flow	■	Free Cash Flow(2)
Shareholder Return
(in billions)

FY 2024	FY 2025	FY 2026

■	Total Cash Returned to Shareholders	■	Share Repurchases
(1) Reflects continuing operations attributable to McKesson, net of tax.
(2) See Appendix A to this proxy statement for a reconciliation of free cash flow, a non-GAAP metric, to the most directly comparable GAAP metric.

6	2026 Proxy Statement

Proxy Summary

We Welcome Shareholder Feedback Year-Round
Our Board believes proactive shareholder engagement and consideration of shareholder feedback are critical to driving long-term growth and creating shareholder value. Our shareholder engagement program is a robust, year-round process encompassing meetings held throughout the year with shareholders during which we encourage ongoing, meaningful dialogue about the issues they find most important. We report shareholder feedback to our Board, and our Board Chair participated in several of these key engagements in FY 2026.

Assess & Prepare	Engage with Shareholders
Our Board reviews our Annual Meeting results, ongoing shareholder feedback and corporate governance and compensation trends to help drive and develop our shareholder engagement priorities. Management also attends various conferences throughout the year to better understand our stakeholders’ views on corporate governance trends and other matters.

We respond to shareholder feedback by enhancing our policies, practices and disclosures informed by ongoing dialogue with our shareholders. The proxy statement communicates important updates and enhancements made during the fiscal year.

Respond to Shareholder Feedback	Evaluate Shareholder Feedback
We invite shareholders to engage with us throughout the year. We also connect with shareholder proponents to learn about concerns they identify. During our engagements, we provide important corporate governance and other updates about the Company and proactively request shareholders’ feedback.
Our Board reviews shareholder feedback throughout the year and identifies key themes, which inform important practices and policies.

Scope of Outreach and Key Topics
In FY 2026, our Chief Executive Officer, Chief Financial Officer and/or Investor Relations team attended seven healthcare conferences and non-deal road shows to discuss the Company’s strategic priorities and other topics. They also conducted numerous one-on-one meetings with shareholders throughout the year and hosted an Investor Day. Our Governance and Investor Relations teams also reached out to shareholders representing approximately 60% of our outstanding common stock and engaged with shareholders representing approximately 46% of our outstanding common stock on governance-related topics. Our Board Chair participated in meetings with shareholders representing approximately 28% of our outstanding common stock. Topics discussed with our shareholders in governance-related engagements included:
•Board Composition and Refreshment
•Business Strategy
•AI and Cybersecurity Oversight

•Board Evaluation
•Executive Compensation
•Human Capital Management and Sustainability Impacts

2026 Proxy Statement	7

Proxy Summary

Item	Your Board’s Recommendation

1
ELECTION OF 11 DIRECTOR NOMINEES FOR A ONE-YEAR TERM
Our director nominees bring broad and relevant leadership and professional experience to the McKesson Board. Ten of our eleven director nominees are independent.
FOR each nominee
(See Page 13)

Director Nominees and Our Approach to Governance
Our director nominees bring a broad and relevant mix of skills, experience and perspectives. Additional information about each director nominee’s experience and qualifications can be found beginning on page 14 of this proxy statement.
Board Refreshment
70% of our independent director nominees have a tenure of 5 years or less

Up to 2 years:	●●●

2 to 5 years:	●●●●

6 to 10 years:	●●●
Director Independence
10 of 11 director nominees are independent

8	2026 Proxy Statement

Proxy Summary

Skills and Experience Highlights that Advance Company Priorities

The following table provides summary information about our director nominees and their current committee memberships.

Name		Age	Director Since	Committee Memberships	Other Public Company Boards
	Dominic J. Caruso (Lead Independent Director) Retired EVP and CFO, Johnson & Johnson	68	2018		1
	Lynne M. Doughtie Retired Chair and CEO, KPMG U.S.	63	2025		2
	W. Roy Dunbar Retired CEO and Chairman, Network Solutions, LLC	65	2022		3
	Deborah Dunsire, M.D. Retired President and CEO, H. Lundbeck A/S	64	2024		1
	Julie L. Gerberding, M.D., M.P.H. CEO, Foundation for the National Institutes of Health	70	2025		0
	James H. Hinton Operating Partner, Welsh, Carson, Anderson & Stowe	67	2022		1
	Bradley E. Lerman Retired EVP and Chief Legal Officer, Starbucks Corporation	69	2018		0
	Maria N. Martinez Retired EVP and COO, Cisco Systems, Inc.	68	2019		2
	Kevin M. Ozan Retired EVP and CFO, McDonald’s Corporation	63	2024		1
	Brian S. Tyler CEO and Chair, McKesson Corporation	59	2019	-	1
	Kathleen Wilson-Thompson Retired EVP and Global CHRO, Walgreens Boots Alliance, Inc.	68	2022		2

Committee Chair	Audit	Compensation and Talent
Compliance	Finance	Governance and Sustainability
Independent
We believe that our director nominees collectively provide a strong mix of skills, qualifications and experience to support an effective and well-balanced McKesson Board. A summary of key skills is set forth below:
Focus on People & Culture
Grow Oncology, Multispecialty and Biopharma Platforms
Strengthen North American Pharmaceutical Distribution
Modernize & Accelerate the Portfolio

Sustainability and Human Capital Management

Healthcare Industry Experience

Distribution / Supply Chain Experience

Business Transformation / M&A

2026 Proxy Statement	9

Proxy Summary

Governance Highlights
Focused oversight responsibilities. Our Audit Committee assists the Board in overseeing the integrity of McKesson’s financial reporting, effectiveness of internal controls, performance and independence of the independent auditor, and compliance with legal and regulatory requirements. Our Compensation and Talent Committee oversees our executive compensation programs, senior management succession planning and matters related to our best talent strategy and talent development, employee engagement and culture matters. Our Compliance Committee, in coordination with the Audit Committee, oversees our principal legal and regulatory compliance risks and related compliance program, as well as certain cybersecurity and technology-related risks and our controlled substances monitoring program. Our Finance Committee oversees financial aspects of significant mergers and acquisitions (M&A) and other strategic transactions as well as processes related to our capital structure. Our Governance and Sustainability Committee oversees corporate governance and sustainability matters. These focused committee responsibilities enable the Board to effectively address issues salient to McKesson’s strategy and the broader market environment.
Leading corporate governance practices. We highlight some of the key features of our corporate governance practices below. Please see “Corporate Governance” beginning on page 24 of this proxy statement for more information about McKesson’s corporate governance practices.

Shareholder Rights	Board of Directors	Corporate Governance

•Annual election of directors with majority voting standard for uncontested elections
•Proxy access
•Meaningful right to call special meeting of shareholders (15% ownership threshold)
•No supermajority vote provisions

•Lead Independent Director with robust roles and responsibilities
•10 of 11 director nominees are independent
•Regular executive sessions of independent directors
•Annual Board and committee evaluation process
•Policy requiring directors with over 12 years of tenure to offer to resign
•Policies on other public company board service and retirement age of 75

•Pay for performance alignment
•No poison pill
•Regular Board refreshment
•Comprehensive senior management succession planning process
•Robust shareholder engagement program
•Stock ownership guidelines for executives and directors

10	2026 Proxy Statement

Proxy Summary

Item	Your Board’s Recommendation

2
RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2027
Deloitte & Touche LLP (D&T) is an independent accounting firm with the breadth of expertise and knowledge necessary to audit the Company. Their institutional knowledge of our business and control framework results in effective and efficient audits. The Audit Committee has reviewed the independence, qualifications and performance of D&T and has determined that their retention is in the best interests of McKesson and its shareholders.
FOR (See Page 40)

Item	Your Board’s Recommendation

3
ADVISORY VOTE ON EXECUTIVE COMPENSATION
Our executive compensation program is the result of thorough Compensation and Talent Committee review, and it continues to emphasize pay for performance and reflects shareholder feedback.
FOR (See Page 42)

2026 Proxy Statement	11

Proxy Summary

Executive Compensation Highlights
As discussed in detail under “Compensation Discussion and Analysis,” we have developed an executive compensation program designed to strike the right balance of pay for performance, attract and retain an exceptionally talented executive team, steer McKesson’s leadership to meet ambitious goals without taking undue risk and build long-term value for our shareholders.
Shareholders expressed support for our compensation structure and design. We were pleased to receive positive feedback from shareholders regarding our program over the past year, which was reflected in the vote results from our 2025 Annual Meeting of Shareholders where approximately 91% of votes cast were in favor of our say-on-pay proposal. In FY 2026, the Compensation and Talent Committee implemented targeted refinements to the executive compensation program, informed by ongoing shareholder engagement, to further strengthen the alignment between pay outcomes and company performance.

Approximately 91% of votes cast were in favor of our say-on-pay proposal at our 2025 Annual Meeting

Our executive compensation program is predominantly performance-based, consisting of four primary compensation elements that each serve a unique purpose. The metrics below incentivize our executives to focus on operational objectives that are expected to drive shareholder value.

Pay Element	Performance Metric	Rationale	Target Pay
Base Salary	—	Attracts and retains high-performing executives by providing market-competitive fixed pay	—
Management Incentive Plan (annual cash incentive)	Adjusted EPS	Rewards operational performance and profitability; important driver of share price valuation and shareholder expectations	100% — 200% of Base Salary
	Adjusted Operating Profit	Rewards operational performance and profitability; important driver of share price valuation and shareholder expectations
	Free Cash Flow	Rewards generating cash to invest in growth and return capital to shareholders; important valuation metric
	Non-Financial Priority Areas	Ensures progress on non-financial priorities that are aligned with our business strategy	Discretionary Downward-Only Modifier
Performance Stock Units (long-term equity incentive)	3-Year Cumulative Adjusted EPS	Measures long-term earnings power, drives returns for the Company and directly correlates to share price performance	60% of Target LTI Value
	3-Year Average ROIC	Encourages leaders to make sound investments that generate returns for shareholders; important valuation metric
	*New for FY 2026: MCK TSR Modifier vs. Comparator Group	Rewards share price performance relative to comparator group over time	+/- 20% (rTSR >65th percentile is required to achieve upward modification to underlying results)
Restricted Stock Units (long-term equity incentive)	—	Directly aligns with value delivered to shareholders	40% of Target LTI Value

12	2026 Proxy Statement

ITEM 1

Election of Directors

There are 11 director nominees for election to the Board. The directors elected at the Annual Meeting will hold office until the 2027 Annual Meeting of Shareholders and until their successors have been elected and qualified, or until their earlier resignation, removal or death.
Mr. Knauss, who has reached the retirement age and tenure limit under our Corporate Governance Guidelines, is not being renominated to the Board, and his term will end at the Annual Meeting. The Governance and Sustainability Committee has recommended, and the Board has approved, the re-election of the director nominees listed in Item 1 for the Annual Meeting. Each director nominee has informed the Board that he or she is willing to serve as a director. If any director nominee should decline or become unable or unavailable to serve as a director for any reason, your proxy authorizes the individuals named in the proxy to vote for a replacement nominee, or the Board may reduce its size. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Your Board recommends a vote FOR each director nominee.

2026 Proxy Statement	13

Item 1. Election of Directors

Director Skills, Experiences and Qualifications
The skills matrix below highlights our director nominees’ key experiences and qualifications relevant for service on our Board. Our director nominees represent a range of expertise, knowledge and experience, which we believe provide an appropriate mix of qualifications necessary for our Board to effectively fulfill its oversight responsibilities. By its nature, the information contained in this summary is not intended to be exhaustive but aims to convey the general breadth of experience and qualifications that our director nominees bring to their work on the Board to oversee strategy, performance, culture and risk at McKesson.

Business Transformation / M&A Business transformation and M&A experience helps provide oversight of McKesson’s strategic planning decisions, including significant transactions

Healthcare Industry Experience
Relevant industry experience ensures knowledge of the unique challenges faced by our business, including our regulatory environment, customer base and competitive landscape

Distribution / Supply Chain Experience Supply chain and distribution experience ensures thorough understanding of a key business model and aids in oversight of our operations
Sustainability and Human Capital Management Experience with sustainability is important for the oversight of environmental and human capital impacts and to attract and retain top talent
Senior Executive Leadership Experience in a leadership role (CEO, CFO or other executive position) provides expertise in shaping strategy and overseeing the performance of our management team
Other Public Company Board Service Experience as a public company director provides knowledge of corporate governance and understanding of board accountability and oversight

Financial / Accounting
Experience in the preparation and review of financial statements and internal control over financial reporting provides background in advising and overseeing capital structure and accurate reporting

Risk Management and Compliance
Compliance expertise or experience in the identification, assessment and mitigation of enterprise risks facing our company helps to assess and provide oversight of potential threats

Cybersecurity / AI / Technology Experience with technology helps us accelerate our strategic growth initiatives and oversee cybersecurity, AI and technology-related risks
Global / International Experience International experience is important for our Board as we maintain a global presence through our supply chain
Marketing / Public Relations / Communications These skills support effective brand positioning and engagement with customers and other key stakeholders to advance our strategy

14	2026 Proxy Statement

Item 1. Election of Directors

Director Nominees
The following section provides a brief description of each of our director nominees, including their age, principal occupation, position and business experience, including other public company directorships held within the past five years. Each director nominee’s biographical information also includes a description of the nominee’s experience, qualifications, attributes or skills that qualify the nominee to serve on McKesson’s Board at this time.

Dominic J. Caruso

Lead Independent Director Retired Executive Vice President and Chief Financial Officer, Johnson & Johnson
Age: 68 Director since: 2018	Committees: Compensation and Talent Governance and Sustainability	Director Qualification Highlights: Financial Expertise Risk Management and Controls

PROFESSIONAL EXPERIENCE AND BACKGROUND
•Mr. Caruso currently serves as McKesson’s Lead Independent Director. He retired as executive vice president and chief financial officer of Johnson & Johnson, a manufacturer of medical devices and pharmaceutical products, in 2018, having served in the role since 2007.
•He led Johnson & Johnson’s financial and investor relations activities, as well as the procurement organization.
•Mr. Caruso joined Johnson & Johnson in 1999 as chief financial officer for Centocor, Inc., upon the completion of the merger of Centocor and Johnson & Johnson.
•Prior to joining Centocor, he had varied industry experiences with KPMG.
•Mr. Caruso served as co-chair of the U.S. Chamber of Commerce Global Initiative on Health and the Economy and currently serves on the Board of Trustees of the Cystic Fibrosis Foundation.

•Mr. Caruso earned a B.A. in accounting from Drexel University in 1980.
SKILLS AND QUALIFICATIONS
Mr. Caruso brings to the Board financial expertise and leadership, as well as a deep familiarity with investors’ perspectives, having previously served as an executive officer of a publicly traded healthcare company. With a focus on healthcare compliance throughout his career at Johnson & Johnson, Centocor and KPMG, Mr. Caruso also brings experience in financial and compliance risk oversight.
OTHER PUBLIC COMPANY BOARDS
Current: Kyndryl Holdings, Inc.
Past Five Years: None

Lynne M. Doughtie

Retired Chair and Chief Executive Officer, KPMG U.S.
Age: 63 Director since: 2025	Committees: Audit Finance	Director Qualification Highlights: Financial Expertise Risk Management and Controls

PROFESSIONAL EXPERIENCE AND BACKGROUND
•Ms. Doughtie is the former chair and chief executive officer of KPMG U.S., one of the largest professional services firms. She held this role from 2015 to 2020, becoming the first woman to serve as both chair and CEO in the firm’s history. She also was a member of KPMG’s Global Board and Executive Committee.
•Ms. Doughtie led KPMG’s advisory business in the U.S. after joining KPMG’s audit practice in 1985 and serving in a number of national, regional and global leadership roles, including as lead engagement partner.
•Ms. Doughtie earned a B.S. in accounting from Virginia Polytechnic Institute and State University (Virginia Tech)/Pamplin College of Business in 1985, as well as her certification as a public accountant.

SKILLS AND QUALIFICATIONS
Ms. Doughtie brings to the Board executive leadership and accounting and finance expertise as the former chair and chief executive officer of KPMG U.S. Ms. Doughtie spent over 30 years at KPMG, during which she gained depth of experience across various industries, including technology, healthcare and financial services, bringing to McKesson operational and strategic insights.
OTHER PUBLIC COMPANY BOARDS
Current: The Boeing Company, Workday, Inc.
Past Five Years: None

Business Transformation / M&A	Distribution / Supply Chain Experience	Senior Executive Leadership	Marketing / Public Relations / Communications	Global / International Experience	Cybersecurity / AI / Technology

Financial / Accounting	Healthcare Industry Experience	Sustainability and Human Capital Management	Risk Management and Compliance	Other Public Company Board Service

2026 Proxy Statement	15

Item 1. Election of Directors

W. Roy Dunbar

Retired Chief Executive Officer and Chairman, Network Solutions, LLC
Age: 65 Director since: 2022	Committees: Compliance (Chair) Governance and Sustainability	Director Qualification Highlights: Technology Sustainability and Human Capital Management

PROFESSIONAL EXPERIENCE AND BACKGROUND
•Mr. Dunbar most recently served as chief executive officer and chairman at Network Solutions, LLC, an IT service management company, from 2008 to 2010.
•From 2004 to 2008, he served as president of global technology and operations for MasterCard where he was responsible for its global payments platform and operations.
•Prior to that, he spent over a decade at Eli Lilly and Company where he served as president for the intercontinental region, vice president of information technology and chief information officer.
•Mr. Dunbar graduated from Manchester University in the United Kingdom with a pharmacy degree and a master’s degree in business administration from Manchester Business School.

SKILLS AND QUALIFICATIONS
Mr. Dunbar brings to the Board experience in technology, operations and healthcare, as well as data governance and cybersecurity. He also brings additional experience in sustainability matters to help guide McKesson’s focus on business impact initiatives. Mr. Dunbar has served in various executive capacities where he was accountable for international operations.
OTHER PUBLIC COMPANY BOARDS
Current: Duke Energy Corp., Johnson Controls International plc, SiteOne Landscape Supply, Inc.
Past Five Years: None

Deborah Dunsire, M.D.

Retired President and Chief Executive Officer, H. Lundbeck A/S
Age: 64 Director since: 2024	Committees: Audit Finance	Director Qualification Highlights: Healthcare Industry Business Transformation

PROFESSIONAL EXPERIENCE AND BACKGROUND
•Dr. Dunsire served as president and chief executive officer of H. Lundbeck A/S, a biopharmaceutical company specializing in developing and delivering transformative therapies for brain diseases, from 2018 to 2023.
•From 2017 to 2018, she served as president and chief executive officer of XTuit Pharmaceuticals, a biopharmaceutical company focused on cancer treatments.
•Prior to her employment with XTuit Pharmaceuticals, Dr. Dunsire held various executive leadership roles at FORUM Pharmaceuticals, Millennium: The Takeda Oncology Company and Millennium Pharmaceuticals.
•Dr. Dunsire started her career as a primary care physician in Johannesburg, South Africa and received her medical degree from the University of Witwatersrand in Johannesburg, South Africa.

SKILLS AND QUALIFICATIONS
Dr. Dunsire brings to the Board deep healthcare and clinical experience, including leadership of large, complex biopharmaceutical companies, as well as experience in healthcare operations and clinical research. She also brings a unique perspective with her clinical background and expertise in the pharmaceutical and oncology areas, which align with McKesson’s strategic growth priorities.
OTHER PUBLIC COMPANY BOARDS
Current: Ultragenyx Pharmaceutical Inc.
Past Five Years: Alexion Pharmaceuticals Inc. (2018 – 2021), Syros Pharmaceuticals, Inc. (2021 – 2024)

Business Transformation / M&A	Distribution / Supply Chain Experience	Senior Executive Leadership	Marketing / Public Relations / Communications	Global / International Experience	Cybersecurity / AI / Technology

Financial / Accounting	Healthcare Industry Experience	Sustainability and Human Capital Management	Risk Management and Compliance	Other Public Company Board Service

16	2026 Proxy Statement

Item 1. Election of Directors

Julie L. Gerberding, M.D., M.P.H.

Chief Executive Officer, Foundation for the National Institutes of Health
Age: 70 Director since: 2025	Committees: Compensation and Talent Compliance	Director Qualification Highlights: Federal Health Policy and Healthcare Risk Management

PROFESSIONAL EXPERIENCE AND BACKGROUND
•Dr. Gerberding currently serves as the chief executive officer of the Foundation for the National Institutes of Health (FNIH) and has held this role since 2022. The FNIH convenes public and private partnerships between the National Institutes of Health, academia, life science companies and patient advocacy groups.
•Previously, Dr. Gerberding served as the executive vice president and chief patient officer at Merck & Co. from 2014 to 2022, overseeing patient engagement, strategic communications, global public policy and population health. She joined Merck in 2010 as the president of vaccines and was instrumental in expanding global access to the company’s vaccines.
•Dr. Gerberding served as the director of the Centers for Disease Control from 2002 to 2009.
•Dr. Gerberding serves on the board of directors of the National Health Council and the Mayo Clinic, and she is on the board of trustees for Case Western Reserve University, where she serves on the Research and Tech Transfer Committee.
•Dr. Gerberding received her undergraduate and medical degrees from Case Western Reserve University and a Masters of Public Health at the University of California, Berkeley.

SKILLS AND QUALIFICATIONS
Dr. Gerberding brings extensive executive experience in the healthcare industry and federal health policy as the chief executive officer of the FNIH and former executive officer of a pharmaceutical company. Her board experience, along with her focus on healthcare policy and compliance and her clinical background, brings a valuable perspective aligned with McKesson’s strategic growth priorities.
OTHER PUBLIC COMPANY BOARDS
Current: None
Past Five Years: Cerner Corporation (2017 – 2022), HilleVax, Inc. (2021 – 2025)

James H. Hinton

Operating Partner, Welsh, Carson, Anderson & Stowe
Age: 67 Director since: 2022	Committees: Audit Finance (Chair)	Director Qualification Highlights: Healthcare Industry Compliance

PROFESSIONAL EXPERIENCE AND BACKGROUND
•Mr. Hinton currently serves as an operating partner for the private equity firm Welsh, Carson, Anderson & Stowe and has held this role since 2022.
•From 2017 to 2021, he served as the chief executive officer of Baylor Scott & White Health, the largest not-for-profit health system in Texas and one of the largest in the U.S.
•Mr. Hinton joined Presbyterian Healthcare Services, New Mexico’s largest not-for-profit healthcare provider, in 1983 and he served as their chief executive officer from 1995 to 2016.
•During that time, he was a member of the American Hospital Association Board of Trustees and served as its chair in 2014.
•Mr. Hinton holds a master’s degree in healthcare administration from Arizona State University and a bachelor’s degree in economics from the University of New Mexico.

SKILLS AND QUALIFICATIONS
Mr. Hinton brings to the Board broad-based healthcare experience, including in all aspects of leading a complex healthcare services organization, as well as experience in healthcare operations and compliance, private equity, and mergers and acquisitions. He also brings experience in the development of integrated systems, adding valuable insights to the McKesson Board on customer experience and affordability.
OTHER PUBLIC COMPANY BOARDS
Current: AMN Healthcare Services, Inc.
Past Five Years: None

Business Transformation / M&A	Distribution / Supply Chain Experience	Senior Executive Leadership	Marketing / Public Relations / Communications	Global / International Experience	Cybersecurity / AI / Technology

Financial / Accounting	Healthcare Industry Experience	Sustainability and Human Capital Management	Risk Management and Compliance	Other Public Company Board Service

2026 Proxy Statement	17

Item 1. Election of Directors

Bradley E. Lerman

Retired Executive Vice President and Chief Legal Officer, Starbucks Corporation
Age: 69 Director since: 2018	Committees: Compensation and Talent (Chair) Governance and Sustainability	Director Qualification Highlights: Risk Management and Compliance Sustainability and Human Capital Management

PROFESSIONAL EXPERIENCE AND BACKGROUND
•Mr. Lerman served as the executive vice president and chief legal officer of Starbucks Corporation, a company with a multinational chain of coffeehouses and roastery reserves, from 2023 to 2025.
•Previously, Mr. Lerman served as the senior vice president, general counsel and corporate secretary of Medtronic plc, a medical device company, from 2014 to 2022.
•At Medtronic, he led the company’s global legal, government affairs and ethics and compliance functions. Prior to Medtronic, Mr. Lerman served as executive vice president, general counsel and corporate secretary for the Federal National Mortgage Association (Fannie Mae).
•Previous to Fannie Mae, he served as senior vice president, associate general counsel and chief litigation counsel for Pfizer.
•Mr. Lerman also served as a litigation partner at Winston & Strawn LLP in Chicago and as an assistant U.S. attorney in the Northern District of Illinois.

•He received a law degree from Harvard Law School and his bachelor’s degree in economics from Yale University.
SKILLS AND QUALIFICATIONS
Mr. Lerman brings to the Board significant legal and regulatory experience gained from years of serving as general counsel, chief legal officer and corporate secretary for publicly traded and regulated corporations and his years of large law firm practice and government positions with law enforcement responsibilities. He also brings a multilayered understanding of the healthcare industry and experience linking compliance and legal considerations with corporate strategy and sustainability initiatives.
OTHER PUBLIC COMPANY BOARDS
Current: None
Past Five Years: None

Maria N. Martinez

Retired Executive Vice President and Chief Operating Officer, Cisco Systems, Inc.
Age: 68 Director since: 2019	Committees: Compliance Governance and Sustainability (Chair)	Director Qualification Highlights: Technology International Experience

PROFESSIONAL EXPERIENCE AND BACKGROUND
•Ms. Martinez most recently served as executive vice president and chief operating officer from 2021 to 2024 and was executive vice president and chief customer experience officer from 2018 until 2021 at Cisco Systems, Inc., a multinational digital communications technology company.
•Prior to joining Cisco, Ms. Martinez served in a variety of senior executive roles at Salesforce, Inc., including president, Global Customer Success and Latin America from 2016 to 2018; president, Sales and Customer Success from 2013 to 2016; executive vice president and chief growth officer from February 2012 to 2013; and executive vice president, Customers for Life from 2010 to 2012.
•Prior to joining Salesforce, she managed the global services business for Microsoft Corporation, including professional services and customer support for all products.
•Ms. Martinez also has held a number of other leadership positions at Motorola, Inc. and AT&T Inc., and served as chief executive officer of Embrace Networks, Inc.

•Ms. Martinez holds a bachelor’s degree in electrical engineering from the University of Puerto Rico and a master’s degree in computer engineering from Ohio State University.
SKILLS AND QUALIFICATIONS
Ms. Martinez brings to our Board leadership experience at leading technology companies, which enhances the Board’s depth of experience in business and digital transformation. She also brings a global leadership perspective, as well as a focus on customer success and customer experience.
OTHER PUBLIC COMPANY BOARDS
Current: Bank of America Corporation, Tyson Foods, Inc.
Past Five Years: Cue Health Inc. (2021 – 2024)

Business Transformation / M&A	Distribution / Supply Chain Experience	Senior Executive Leadership	Marketing / Public Relations / Communications	Global / International Experience	Cybersecurity / AI / Technology

Financial / Accounting	Healthcare Industry Experience	Sustainability and Human Capital Management	Risk Management and Compliance	Other Public Company Board Service

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Item 1. Election of Directors

Kevin M. Ozan

Retired Executive Vice President and Chief Financial Officer, McDonald’s Corporation
Age: 63 Director since: 2024	Committees: Audit (Chair) Finance	Director Qualification Highlights: Financial Expertise International Experience

PROFESSIONAL EXPERIENCE AND BACKGROUND
•Mr. Ozan most recently served as senior executive vice president, strategic initiatives from 2022 to 2023 and executive vice president and chief financial officer from 2015 to 2022 of McDonald’s Corporation, a leading global food service retailer.
•Mr. Ozan held various roles of increasing responsibility across the financial and investor relations teams at McDonald’s from 1997 to 2015.
•Prior to joining McDonald’s, he worked for over a decade in Ernst & Young’s audit and mergers and acquisitions practices.
•Mr. Ozan has a bachelor’s degree in accounting from the University of Michigan and a master’s degree in business from the Kellogg School of Management at Northwestern University.

SKILLS AND QUALIFICATIONS
Mr. Ozan brings to the Board considerable experience in the areas of finance, mergers and acquisitions, risk management and international operations having served as a former senior financial executive at a global company.
OTHER PUBLIC COMPANY BOARDS
Current: The Hershey Company
Past Five Years: None

Brian S. Tyler

Chief Executive Officer and Chair, McKesson Corporation
Age: 59 Director since: 2019	Committees: None	Director Qualification Highlights: Business Transformation Healthcare Industry

PROFESSIONAL EXPERIENCE AND BACKGROUND
•Mr. Tyler has served as chief executive officer of McKesson Corporation since 2019 and became Chair of the Board in May 2026. He previously served as the Company’s president and chief operating officer from 2018 to 2019.
•Mr. Tyler served as chairman of the Management Board of McKesson Europe AG from 2017 to 2018, president and chief operating officer of McKesson Europe from 2016 to 2017, president of McKesson’s North American Pharmaceutical Distribution and Services from 2015 to 2016, and McKesson’s executive vice president, corporate strategy and business development from 2012 to 2015.
•Mr. Tyler previously served in various other leadership roles at McKesson, including as president of U.S. Pharmaceutical, president of McKesson Medical-Surgical, and president of McKesson Specialty Health.
•Mr. Tyler is a member of the board of directors of the International Federation of Pharmaceutical Wholesalers (IFPW) and a member of the IFPW Foundation board of directors.

•He is a member of the American Cancer Society’s CEOs Against Cancer group in the North Texas chapter.
•Mr. Tyler earned his Ph.D. from the University of Chicago, Department of Economics specializing in industrial organization, labor economics and public finance / project evaluation.
SKILLS AND QUALIFICATIONS
Mr. Tyler brings almost 30 years of business and healthcare experience to the Board. As McKesson’s CEO and a long-time leader of McKesson’s businesses, Mr. Tyler has extensive knowledge of the Company’s culture and workforce, and its challenges and opportunities.
OTHER PUBLIC COMPANY BOARDS
Current: Republic Services, Inc.
Past Five Years: None

Business Transformation / M&A	Distribution / Supply Chain Experience	Senior Executive Leadership	Marketing / Public Relations / Communications	Global / International Experience	Cybersecurity / AI / Technology

Financial / Accounting	Healthcare Industry Experience	Sustainability and Human Capital Management	Risk Management and Compliance	Other Public Company Board Service

2026 Proxy Statement	19

Item 1. Election of Directors

Kathleen Wilson-Thompson

Retired Executive Vice President and Global Chief Human Resources Officer, Walgreens Boots Alliance, Inc.
Age: 68 Director since: 2022	Committees: Compensation and Talent Compliance	Director Qualification Highlights: Healthcare Industry Sustainability and Human Capital Management

PROFESSIONAL EXPERIENCE AND BACKGROUND
•Ms. Wilson-Thompson most recently served as executive vice president and global chief human resources officer of Walgreens Boots Alliance, Inc., a healthcare and retail pharmacy company, from 2014 to 2021, after serving as senior vice president and chief human resources officer from 2010 to 2014.
•Previously, she served as senior vice president, global human resources and chief labor and employment counsel at Kellogg Company.
•Ms. Wilson-Thompson earned an A.B. degree from the University of Michigan, and J.D. and LL.M. (Corporate and Finance Law) degrees from Wayne State University.

SKILLS AND QUALIFICATIONS
Ms. Wilson-Thompson brings to the Board more than a decade of senior executive level experience leading human resources and human capital management strategy at global healthcare companies. She also brings valuable insights from her extensive public company board service in the manufacturing and retail industries.
OTHER PUBLIC COMPANY BOARDS
Current: Tesla, Inc., Wolverine Worldwide, Inc.
Past Five Years: None

Business Transformation / M&A	Distribution / Supply Chain Experience	Senior Executive Leadership	Marketing / Public Relations / Communications	Global / International Experience	Cybersecurity / AI / Technology

Financial / Accounting	Healthcare Industry Experience	Sustainability and Human Capital Management	Risk Management and Compliance	Other Public Company Board Service

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Item 1. Election of Directors

Director Qualifications, Shareholder Recommendations and Nominations
The Governance and Sustainability Committee evaluates director nominees based on their education, experience, skills and other relevant attributes. The Governance and Sustainability Committee and the Board believe that a Board composed of directors with complementary skills and experience supports effective oversight, informed decision-making and the long-term success of the Company.
To fulfill its responsibility to recruit and recommend nominees for election as directors to the Board, the Governance and Sustainability Committee considers qualified candidates who may be identified by any of the following sources: current or former Board members, professional search firms, Company employees, shareholders or other parties.
Shareholders may recommend director candidates by submitting the candidate’s name, resume and biographical information and qualifications to the attention of the Corporate Secretary’s Office by email at corpsecretary@mckesson.com. Recommendations received by the Corporate Secretary may be presented to the Governance and Sustainability Committee for its consideration in the determination of the Corporate Secretary. The Governance and Sustainability Committee will consider director candidates who meet the criteria described below. In order for a shareholder to nominate a director candidate for election at an upcoming meeting of shareholders, the nomination must comply with the requirements set forth in McKesson’s By-Laws.
In evaluating candidates for the Board, the Governance and Sustainability Committee assesses each candidate’s independence, skills, experience and expertise against the criteria established by the Board. Directors are expected to demonstrate the highest professional and personal ethics, integrity and values, and bring a range of perspectives and expertise aligned with the Company’s needs. Candidates are expected to have broad experience at the policy-making level in business, technology, healthcare or public interest, or have achieved prominence in a relevant field. The Governance and Sustainability Committee considers whether a candidate’s knowledge and experience support sound and informed judgment on matters presented to the Board, and whether the nominee’s skills are complementary to those of existing directors. In addition, directors are expected to devote sufficient time and energy to their responsibilities.

2026 Proxy Statement	21

Item 1. Election of Directors

Other Board Memberships
As part of its Corporate Governance Guidelines, the Board has adopted a policy on the number of other public company boards on which its directors may serve. This policy informs the Board’s annual review of directors’ outside commitments, helping to ensure each director can devote sufficient time to their responsibilities. The Board recognizes the experience directors bring from their service on other boards, and the policy states that directors should not serve on more than four other public company boards in addition to McKesson’s Board. The policy also provides that directors should use their best efforts to notify the Chair and the Corporate Secretary in advance of accepting a board seat, advisory role or committee assignment with another organization, whether public, private or not-for-profit. Directors also are expected to offer to tender their resignation upon a change in employment or a significant change in professional responsibilities. The Governance and Sustainability Committee has reviewed outside commitments of all director nominees and determined that such commitments are consistent with our Corporate Governance Guidelines.
Tenure and Age Policies
Under our Corporate Governance Guidelines, non-employee directors with more than 12 years of service on the McKesson Board must offer to resign from the Board.
In addition, non-employee directors who reach the age of 75 by the next annual meeting of shareholders generally are not re-nominated to the Board.

OUR TENURE AND AGE POLICIES

12-Year Term Limit	or	75 Age Limit

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Item 1. Election of Directors

Evaluating Board Composition, Performance and Effectiveness
Board evaluations play an important role in assessing the effectiveness of the Board and its committees. Directors or an independent third-party conduct an annual evaluation to assess where the Board is most effective and, more importantly, to identify areas in which they believe the Board can make a better contribution to the Company.
In FY 2026, the evaluation was facilitated by an independent third-party evaluator, who conducted interviews and gathered feedback to support a comprehensive and objective assessment of Board effectiveness. The use of an independent third-party evaluator enhances the rigor and objectivity of the evaluation process, supports candid feedback and provides the Board with insights into governance practices and effectiveness. The Board considers the results of the evaluation in informing ongoing enhancements to its composition, processes and oversight practices.
The core elements of our Board’s evaluation process under our current Board leadership structure include the following:

Establish Annual Workplan	Conduct Annual Review	Director Self-Assessments

Report to Board	Conversations with Lead Independent Director	Enhancements

1	Establish Annual Workplan
•Our Governance and Sustainability Committee leads the evaluations of the Board, Lead Independent Director and Chair of the Board. Each committee establishes its own workplan. The Governance and Sustainability Committee also establishes workplans for the Board, Lead Independent Director and Chair, and it reviews periodically the Board’s evaluation process and makes enhancements based on the Company’s evolving business strategies and risks.

2	Conduct Annual Review	•Each committee annually evaluates its performance against its workplan items and charter requirements.

3	Director Self-Assessments	•A director self-assessment is distributed and serves as a discussion tool to support directors in reflecting on their individual performance and the overall effectiveness of the Board.

4	Enhancements	•An independent third-party evaluator conducts the Board evaluation on a periodic basis and provides feedback on Board effectiveness and opportunities to enhance oversight.

5	Conversations with Lead Independent Director
•Our Independent Chair historically met with directors individually, and beginning in FY 2027, the Lead Independent Director will continue this practice. The Governance and Sustainability Committee considers the results of individual director conversations as part of the nomination process for the next annual meeting.

6	Report to Board
•Following its FY 2026 evaluation process conducted with an independent third-party evaluator, the Board further enhanced its processes in the following areas:
•Board Refreshment and Succession Planning
•Oversight of Senior Management Succession Planning
•Oversight of Technology and AI

2026 Proxy Statement	23

Item 1. Election of Directors

Corporate Governance
We are committed to the ongoing assessment of our governance policies and structures to align with evolving best practices. We highlight some of our key corporate governance practices below.

Key Governance Attributes

Majority Independent Board The majority of our director nominees are independent (10 of 11)

CEO and Senior Management Succession Planning
Recognizing that succession planning is a key component of McKesson’s continued success, the Board and Compensation and Talent Committee are committed to overseeing CEO and senior management succession planning.

Committed to Board Refreshment
Seven of our 11 director nominees have served on our Board for five years or less. Our governance policies require non-employee directors with a tenure of more than 12 years to offer to resign from the Board, and non-employee directors who are 75 generally are not nominated for re-election.

Significant Strategy and Risk Oversight
The Board and its committees devote significant time and effort to understanding and overseeing strategy and enterprise risks. This includes oversight of our strategic priorities and review of risks related to financial reporting, compensation practices, cybersecurity, technology, AI and the distribution of controlled substances, among others. The Board has maintained a standing Compliance Committee since 2019, which assists the Audit Committee and the Board in overseeing our primary legal and regulatory compliance risks, as well as the compliance program designed to address them.

Reduced Ownership Threshold to Call a Special Meeting to 15% In 2019, the Company reduced the ownership threshold required to call a special meeting of shareholders from 25% to 15%.

Code of Conduct
McKesson’s Code of Conduct describes fundamental principles, policies and procedures that shape our work and help our employees, officers and directors make ethical decisions. Our Code of Conduct is available in multiple languages. Please visit www.mckesson.com/commitments/compliance-and-ethics/ for more information.

Other Governance Best Practices
•Regular executive sessions of the independent directors
•Proxy access right
•No supermajority voting requirements
•Majority voting standard for uncontested director elections
•Annual director elections
•No poison pill

The following governance materials appear on our website at www.mckesson.com/about-us/corporate-governance/:
•Certificate of Incorporation
•By-Laws
•Corporate Governance Guidelines
•Committee Charters
•Director Independence Standards
•Code of Conduct

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Item 1. Election of Directors

Anti-Hedging and Pledging
Our policies and practices restrict the Company’s directors, officers and employees from engaging in speculative transactions and transactions that hedge or offset any decrease in the market value of our common stock. Directors and officers are prohibited from engaging in certain transactions involving the Company’s securities such as: (i) standing orders and limit orders; (ii) short sales; (iii) transactions in derivative securities related to the Company, including publicly-traded put or call options with respect to the Company’s common stock; (iv) hedging or monetization transactions and (v) pledges of the Company’s securities as collateral for any loans.
Insider Trading
We have adopted insider trading policies and procedures, which apply to McKesson and its directors, officers and employees, and govern the purchase, sale and other disposition of the securities of the Company and other organizations, such as our business partners. Together with the Code of Conduct, these policies and procedures prohibit the illegal and unauthorized use of material non-public information in trading. Our insider trading policies and procedures also subject our directors, officers and certain other employees to additional trading restrictions. We believe the insider trading policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards applicable to us. A copy of our insider trading policies and procedures are filed as Exhibit 19 to our Annual Report on Form 10-K.
Stock Ownership Guidelines
Our non-employee directors are expected to own shares or share equivalents of McKesson common stock equal to six times the annual Board retainer within six years of joining the Board. Our CEO’s stock ownership requirement is six times his base salary, and each of our other executive officers is subject to a requirement of three times their respective base salaries.

2026 Proxy Statement	25

Item 1. Election of Directors

The Board, Committees and Meetings
The Board is McKesson’s governing body, responsible for overseeing, advising and directing management to serve the long-term interests of the Company and its shareholders. The Board’s objectives are to build long-term shareholder value and to help ensure the Company’s ongoing strength for its customers, employees and other stakeholders. To achieve these objectives, the Board monitors both the performance of the Company and the performance of the CEO. With the exception of Brian S. Tyler, the Company’s CEO and Chair, all director nominees are independent.
The Board has the following five standing committees: Audit Committee, Compensation and Talent Committee, Compliance Committee, Finance Committee, and Governance and Sustainability Committee. Each of these committees is governed by a written charter approved by the Board in compliance with the requirements of the Securities and Exchange Commission (SEC) and the New York Stock Exchange (NYSE), where applicable. The charter of each committee is reviewed annually by that committee, and any changes must be approved by the Board. All current members of our Audit Committee, Compensation and Talent Committee, and Governance and Sustainability Committee are independent, as determined by the Board, under the NYSE listing standards and the Company’s director independence standards, which are available on the Company’s website at www.mckesson.com/about-us/corporate-governance/governance-documents/director-independence-standards/. In addition, each current member of the Audit Committee and Compensation and Talent Committee meets the additional, heightened independence criteria applicable to such committee members under the relevant rules.
Board and Meeting Attendance
The Board met six times during FY 2026. Each director then serving attended at least 75% of the aggregate number of meetings of the Board and committees on which he or she served. The independent directors also met in executive session at every regular Board meeting during FY 2026. Directors meet their responsibilities not only by attending Board and committee meetings, but also through communication with senior management, independent accountants, advisors and consultants and others on matters affecting McKesson. Directors also are expected to attend the Annual Meeting. All directors attended the 2025 Annual Meeting of Shareholders. The number of Board and committee meetings (including one ad hoc committee meeting) held during FY 2026 as well as the attendance of our directors who served at such time are outlined below.

100% Annual Meeting Attendance	>97% Board Meeting Attendance	6 Total Board Meetings	100% Committee Meeting Attendance	30 Total Committee Meetings

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Item 1. Election of Directors

Committee Membership, Responsibilities and Other Information
The charter governing each of the Board’s five standing committees can be found at www.mckesson.com/about-us/corporate-governance/board-committee-composition-and-charters/. The members below reflect the membership of the committees immediately after the Annual Meeting if all director nominees are elected.

Audit Committee

Kevin M. Ozan* (Chair) Lynne M. Doughtie* Deborah Dunsire, M.D. James H. Hinton * Designated as an “audit committee financial expert”
Meetings in FY 2026:
10 (includes one joint meeting with the Compliance Committee)
All members satisfy the independence and financial literacy requirements of the applicable NYSE rules
Responsibilities include:
•Reviewing with management and the independent registered public accounting firm the interim and annual financial statements filed in the Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, respectively, including any major issues regarding accounting principles and practices and critical audit matters
•Reviewing the adequacy and effectiveness of internal control over financial reporting, including compliance with the Sarbanes-Oxley Act (SOX), Systems and Organization Controls (SOC) and third-party risk, that could significantly affect the Company’s financial statements
•Appointing the independent accounting firm, monitoring their independence, evaluating their performance and approving their fees
•Reviewing and overseeing the annual audit plan, including the scope of the audit activities of the independent accounting firm and performance of the Company’s internal audit function
•Assisting the Board, in coordination with the Compliance Committee, in overseeing the Company’s policies and procedures on compliance with applicable laws and regulations

Compensation and Talent Committee

Bradley E. Lerman (Chair) Julie L. Gerberding, M.D., M.P.H. Dominic J. Caruso Kathleen Wilson-Thompson
Meetings in FY 2026:
6 (includes one joint meeting with the Governance and Sustainability Committee)
Responsibilities include:
•Reviewing and overseeing the Company’s overall compensation philosophy and the development and implementation of compensation programs aligned with the Company’s business strategy
•Reviewing various matters relevant to the Committee’s oversight responsibilities, including the Company’s best talent strategy and talent development, senior management succession planning, employee engagement and culture, in coordination with the Board and other committees, as appropriate
•Determining the structure and amount of all elements of executive officer compensation and benefits, including material perquisites, after consideration of management’s recommendation and in consultation with the committee’s independent compensation consultant
•Reviewing and making determinations regarding the adoption, administration and amendments to all equity incentive plans for employees and cash incentive plans for executive officers
•Evaluating the relationship between the incentives associated with Company plans and the level of risk-taking by executive officers in response to such incentives
•Participating with management in the preparation of the Compensation Discussion and Analysis for the Company’s proxy statement
•Evaluating the qualifications, performance and independence of its advisors
•Overseeing the administration of, and as appropriate, the enforcement of the Company’s Compensation Recoupment Policies and any recoupment related activity

2026 Proxy Statement	27

Item 1. Election of Directors

Compliance Committee

W. Roy Dunbar (Chair) Julie L. Gerberding, M.D., M.P.H. Maria N. Martinez Kathleen Wilson-Thompson
Meetings in FY 2026:
4 (includes one joint meeting with the Audit Committee)
Responsibilities include:
•Overseeing the Company’s principal legal and regulatory compliance risks and related compliance program, as well as certain cybersecurity and technology-related risks, in coordination with the Audit Committee
•Reviewing the Company’s approach to, and results of, risk identification, assessment and mitigation plans for its principal legal and regulatory compliance risks
•Reviewing the Company’s compliance with laws and policies, including those that govern the distribution of controlled substances and reporting of suspicious orders
•Overseeing any significant complaints and other matters raised through the Company’s compliance reporting mechanisms
•Reviewing any significant government inquiries or investigations and other significant legal actions
•Receiving information about current and emerging legal and regulatory compliance risks and enforcement trends that may affect the Company’s business operations, performance or strategy
•Commissioning studies, surveys and reviews as appropriate to evaluate the Company’s compliance and quality of personnel and committees providing compliance
•Reviewing appointment, performance, compensation and replacement of the Chief Compliance Officer and the Senior Vice President of the Controlled Substances Monitoring Program

Finance Committee

James H. Hinton (Chair) Lynne M. Doughtie Deborah Dunsire, M.D. Kevin M. Ozan
Meetings in FY 2026:
5
Responsibilities include:
•Reviewing with management the long-range financial policies of the Company and overseeing risk assessments related to the Company’s insurance programs
•Providing oversight of the financial aspects of significant acquisitions and divestitures, major capital commitments, proposed financings and other significant transactions of a financial nature
•Making recommendations concerning significant changes in the capital structure of the Company
•Reviewing McKesson Ventures’ strategy, objectives and performance

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Item 1. Election of Directors

Governance and Sustainability Committee

Maria N. Martinez (Chair) W. Roy Dunbar Dominic J. Caruso Bradley E. Lerman
Meetings in FY 2026:
6 (includes one joint meeting with the Compensation and Talent Committee)
Responsibilities include:
•Reviewing the size and composition of the Board and recommending measures to be taken so that the Board reflects an appropriate balance of knowledge, experience, skills and expertise
•Recommending the slate of nominees to be proposed for election at the annual meeting of shareholders and qualified candidates to fill Board vacancies
•Evaluating the overall performance of the Board, Chair and Lead Independent Director
•Reviewing the level and form of non-employee director compensation
•Overseeing the Company’s related party transactions policy
•Reviewing the size and composition of each standing committee, identifying individuals to serve as members and monitoring the functions of the committees
•Monitoring emerging corporate governance trends, shareholder feedback, and overseeing and evaluating the Company’s corporate governance policies
•Overseeing the Company’s corporate governance and sustainability matters, as well as the Company’s reporting to stakeholders on these matters

2026 Proxy Statement	29

Item 1. Election of Directors

Board Leadership Structure
Our Corporate Governance Guidelines provide the Board with flexibility to determine the leadership structure it believes is in the best interests of McKesson and its shareholders. The Guidelines do not require separation of the Chair and Chief Executive Officer (CEO) roles or mandate an independent Chair. However, when the Chair is not independent, the Guidelines require a majority of independent directors to appoint a Lead Independent Director. The Board believes this framework enables it to adopt the leadership structure most appropriate given McKesson’s circumstances at any given time and to promote effective Board oversight while supporting the Company’s strategic objectives. The Board remains committed to robust independent oversight and maintains processes to assess and evaluate the effectiveness of Board leadership structure. The Board will continue to evaluate its leadership structure as circumstances evolve, taking into account shareholder perspectives and the Company’s needs.
The Governance and Sustainability Committee evaluates the Board’s leadership structure at least annually. In anticipation of Mr. Knauss completing his service within the Board’s tenure and age limits, the Committee recommended that the Board appoint Mr. Tyler to the additional role of Chair of the Board, effective May 1, 2026. In connection with this planned leadership transition, and after a thorough review process consistent with its ongoing evaluation of Board leadership structure, the Board determined that combining the roles of CEO and Chair at this time is in the best interests of the Company and its shareholders, reflecting the benefits of unified leadership, clear accountability, and alignment of strategic direction and Board oversight under Mr. Tyler’s leadership. Mr. Tyler has served as McKesson’s CEO since 2019 and has been a driving force in the Company’s transformation into a diversified healthcare services leader. His deep industry expertise and extensive company knowledge, developed over nearly 30 years at McKesson, enable him to effectively lead the Board and oversee the execution of McKesson’s strategic priorities, complemented by the perspective and oversight of independent directors.
Following a review led by the Governance and Sustainability Committee, the independent directors determined to appoint Mr. Caruso as Lead Independent Director, effective May 1, 2026. Mr. Caruso has served as an independent director since 2018 and brings significant financial and governance expertise to this role, including from his tenure as Chief Financial Officer of Johnson & Johnson. His experience in capital allocation, financial reporting, M&A and risk management at a global healthcare company is directly relevant to the responsibilities of the Lead Independent Director, and his familiarity with investor perspectives positions him to serve effectively as the Board’s primary point of engagement with shareholders. The Board believes that the appointment of a strong Lead Independent Director, together with a majority-independent Board, provides effective independent oversight of management.
In connection with these appointments, the Board refined the responsibilities of the Chair and Lead Independent Director to reflect their respective roles. The Board believes this allocation of responsibilities appropriately balances the benefits of unified leadership with robust independent oversight and accountability, and it will continue to evaluate this structure to ensure it remains in the best interests of the Company and its shareholders.
Board Chair Duties
Mr. Tyler’s responsibilities as Chair include the following:
•Presiding over all meetings of the Board and the annual meeting of shareholders
•Leading executive sessions of the Board
•Proposing the scheduling of Board meetings and the agendas for such meetings
•In consultation with the Lead Independent Director, recommending committee assignments and committee chair appointments
Lead Independent Director Duties
In his role as Lead Independent Director, Mr. Caruso exercises substantial authority and provides strong independent leadership and oversight of executive management, including by:
•Acting as liaison between independent directors and Chair
•Calling and presiding over executive sessions and meetings of the Independent Directors
•Approving the scheduling of Board meetings and the agendas for such meetings

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Item 1. Election of Directors

•Leading the annual evaluation of the CEO
•Supporting the Chair of the Compensation and Talent Committee with CEO succession planning
•Supporting the Chair of the Governance and Sustainability Committee in interviewing and recommending candidates for the Board
•In consultation with the Chair, recommending committee assignments and committee chair appointments
•Serving as the primary point of contact between the Board and shareholders
Key Areas of Board Oversight
Board’s Role in Risk Oversight
Our Board is responsible for overseeing the business and affairs of the Company. This general oversight responsibility includes oversight of strategy and risk management, which the Board carries out as a whole or through its committees. Among other things, the Board periodically discusses the Company’s enterprise risk management process, including its identification, management and assessment of operations, strategic, financial and compliance risks.
Although the Board has ultimate responsibility for overseeing risk management, it has delegated certain oversight responsibilities to committees with specific areas of responsibility and experience. Each of the standing committees regularly meets in executive session. The chairs of the committees report to the Board significant risks identified by management and the measures taken by management to control and mitigate those risks.
The Board believes its risk management processes are well-supported by the current Board leadership structure.

2026 Proxy Statement	31

Item 1. Election of Directors

Board

Select risk areas under the Board’s role in risk oversight include, but are not limited to, the following:

AI, Cybersecurity and Technology Risk Oversight
•Receives updates on cybersecurity trends
•Receives information on the enablement of new technology, automation and AI to deliver value for the Company’s customers, partners and shareholders
•Discusses how technology strategies can advance the Company’s business strategy and goals
•To further increase Board fluency in cybersecurity and AI matters, the Board participates in educational sessions on AI developments with management and leading external experts pq

Board Committees

The chair of each standing committee reports to the Board on the significant risks identified by management, along with the measures taken by management to control and mitigate those risks.

Audit Committee
•Assists the Board in monitoring the integrity of financial statements; the independent auditor’s qualifications, independence and performance; critical audit matters and performance of the Company’s internal audit function
•Reviews the adequacy and effectiveness of internal control over financial reporting, including compliance with SOX, SOC and third-party risk
•Coordinates with the Compliance Committee in overseeing compliance with legal and regulatory requirements

Compensation and Talent Committee
•Oversees the Company’s executive compensation program
•Oversees risk assessment and management related to the Company’s compensation policies and practices and succession planning
•Oversees matters related to our best talent strategy and talent development, employee engagement and culture

Governance and Sustainability Committee
•Oversees matters related to corporate governance and sustainability matters
•Oversees evaluation of the Board’s performance, Board composition and refreshment, and committee composition and leadership
•Evaluates the Company’s governance practices and monitors shareholder feedback

Compliance Committee
•In coordination with the Audit Committee, assists the Board in oversight of the Company’s principal legal and regulatory compliance risks and related compliance program, including the distribution of controlled substances and reporting of suspicious orders and certain cybersecurity and technology-related risks
•Coordinates with the Audit Committee in monitoring compliance with legal and regulatory requirements
•Coordinates with the Compensation and Talent Committee in incorporating compliance and regulatory excellence into executive compensation decisions

Finance Committee
•Oversees risk assessment and management processes related to, among other things, credit agency ratings, capital structure, liquidity and insurance programs
•Assists the Board in oversight of the financial aspects of significant acquisitions and divestitures and other significant transactions of a financial nature
•Reviews McKesson Ventures’ strategy, objectives and performance pq

Management

•Responsible for the day-to-day management of the risks facing the Company, including macroeconomic, financial, strategic, operational, public reporting, legal, regulatory, political, cybersecurity, AI, compliance and reputational risks
•Carries out the risk management responsibility through a coordinated effort among the various risk management functions within the Company

32	2026 Proxy Statement

Item 1. Election of Directors

Risk Assessment of Compensation Policies and Practices
Each year, we conduct a comprehensive review of all incentive compensation plans utilized throughout the Company, using a framework for risk assessment provided by a nationally recognized outside compensation advisor. In conducting our review, a detailed assessment of each incentive compensation plan, without regard to materiality, is first prepared by representatives from the Company’s business units and then reviewed by senior executives of our Human Resources Department. The review framework requires representatives of our business units to examine and report on the presence of certain design elements under both cash and equity incentive compensation plans that could encourage our employees to incur excessive risk, such as the selection and documentation of incentive metrics, the ratio of incentive to fixed compensation, the year-over-year variability in payouts, the amount of management discretion and the percentage of compensation expense as compared to the business units’ revenues. Consistent with our findings in past years, management concluded that for FY 2026 our policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. A summary of management’s findings was reviewed with the Compensation and Talent Committee at its April 2026 meeting.
The Compensation and Talent Committee discussed management’s findings and considered that the Company utilizes many design features that mitigate the likelihood of encouraging excessive risk-taking behavior. Among these design features are:
•Multiple metrics across the entire enterprise that balance top-line, bottom-line and cash management objectives
•Linear payout curves, performance thresholds and caps
•Appropriate goals and objectives, which are well-defined and communicated
•Strong compensation recoupment policies
•Training on our Code of Conduct and other policies that educate our employees on appropriate behaviors and the consequences of taking inappropriate actions
•Balance of short- and long-term variable compensation tied to a mix of financial and operational objectives and the long-term value of our stock
•The Compensation and Talent Committee’s ability to exercise downward discretion in determining payouts, including after consideration of regulatory, compliance and legal issues
•Rigorous stock ownership and retention guidelines
Based on the foregoing, the Compensation and Talent Committee concurred with management that our compensation policies and practices do not create inappropriate or unintended significant risk to the Company as a whole. We believe that our incentive compensation plans do not provide incentives that encourage risk-taking beyond the organization’s ability to effectively identify and manage significant risks, are compatible with effective internal controls and the risk management practices of the Company, and are supported by the oversight and administration of the Compensation and Talent Committee with regard to our executive compensation program.

2026 Proxy Statement	33

Item 1. Election of Directors

Governance of Cybersecurity and AI Matters
As a diversified healthcare services leader, cybersecurity risk management is integral to McKesson’s enterprise risk management program. Management, with input from external advisors and oversight from the Board, conducts an annual enterprise-wide risk assessment to identify key existing and emerging risks, including cybersecurity, which remains a key area of Board focus.
McKesson maintains a cybersecurity risk management program aligned with the National Institute of Standards and Technology (NIST) Cybersecurity Framework and other industry best practices. The program is designed to identify, assess and mitigate material cybersecurity risks, and the Board and select committees receive regular updates on McKesson’s cybersecurity risk management. McKesson also maintains a Cybersecurity Incident Response Plan to guide its response to cybersecurity incidents.
The Board and select committees oversee cybersecurity and related risks. The Audit Committee oversees information technology controls related to financial reporting, while the Compliance Committee oversees certain technology-related risks, including privacy and cybersecurity. These committees meet jointly at least annually to review cybersecurity risks and programs and provide updates to the Board after each meeting. Senior technology leaders, including the Chief Information Officer and Chief Technology Officer (CIO/CTO) and Chief Information Security Officer (CISO), regularly report to the Board, Audit Committee or Compliance Committee on cybersecurity risks, trends and regulatory developments.
In addition, McKesson continues to deploy AI and data analytics capabilities to enhance productivity and efficiency and to improve its products and services for patients, employees and customers. McKesson has established an AI governance framework designed to balance innovation with risk management, compliance and workforce considerations, supported by Board oversight of AI strategy and risk. For more information about our cybersecurity and AI risks, please see the risk factors described in our Annual Report on Form 10-K and other filings with the SEC.

Key elements of our AI governance structure include the following:

Governing Bodies
McKesson maintains an Enterprise AI Council (Council) composed of cross-functional C-level leaders and other executives that oversees the Responsible AI program and provides enterprise-level governance, standards and oversight for the responsible development, deployment and use of AI across McKesson. Business-specific Responsible AI Boards (RAIBs) operate under the Council’s authority to evaluate and approve AI use cases, supporting alignment with McKesson’s strategic objectives and compliance with applicable laws and policies.

Ethical Guidelines and Policies Our Responsible AI Policy addresses the ethical, lawful and responsible use of AI.

Workplace Culture and Talent
McKesson is committed to fostering a workplace culture that promotes responsible use of AI. The Council helps ensure that AI systems align with McKesson’s I²CARE values and oversees training and awareness programs focused on responsible and secure AI use.

34	2026 Proxy Statement

Item 1. Election of Directors

AI Governance Structure
The AI governance structure establishes clear roles, responsibilities and expectations for AI evaluation and oversight.

AI Governance Process – Enterprise AI Council

	u	u

Responsible AI Policy		AI Evaluation Criteria	AI Assessment Methodology

Enterprise AI Council

The Council establishes enterprise-wide standards and governance oversight for the responsible use of AI.

•Defines Enterprise AI Principles and Governance Standards •Evaluates RAIB Activities and Approvals •Determines Need for RAIB Operating Updates •Maintains Contemporary View of Emerging Risks

Responsible AI Boards

Business-specific RAIBs execute AI governance at the operational level while aligning with enterprise standards and providing oversight, decision-making and support for adoption.

•Set Business-Specific AI Strategy •Adopt and Implement RAIB Structure •Apply Evaluation Criteria and Approve Use Cases •Document, Assign and Validate Implementation of Monitoring

This framework formalizes responsibilities, balances innovation with risk, provides tools and resources to support local reviews and strengthens accountability within business unit leadership.

2026 Proxy Statement	35

Item 1. Election of Directors

Shareholder Engagement

Who We Met With In FY 2026

We offered to meet with shareholders representing approximately 60% of shares outstanding	We met with shareholders representing approximately 46% of shares outstanding	An independent director participated in meetings with shareholders representing approximately 28% of shares outstanding

Our Primary Engagement Team •Board Chair for FY 2026 and Lead Independent Director starting in FY 2027 •Investor Relations Officer •Corporate Secretary
What We Discussed
•Board Composition
•Board Skills and Experience
•Board Evaluations
•AI and Cybersecurity
•Non-Financial Metrics in Executive Compensation
•Human Capital Management
•Emissions Reduction Targets

Key Themes Discussed	McKesson Actions

Board Composition
•We recruited 7 experienced directors in the past 5 years, strengthening the Board’s collective expertise in critical areas such as federal healthcare policy, finance, biopharmaceutical leadership and clinical development

Board Skills and Experience	•We include an enhanced Board skills matrix linking experience and skills to McKesson’s strategic priorities

Board Evaluations	•The Board periodically engages an independent third-party facilitator to conduct Board evaluations and provided feedback on Board effectiveness

AI and Cybersecurity
•In addition to optimizing our supply chain and contact centers through AI efforts, we implemented comprehensive training across our workforce to foster a digital and AI mindset, creating an environment that encourages innovation and prepares McKesson for its digital journey
•We conducted vulnerability assessments and enhanced our cybersecurity defenses and employee trainings on cybersecurity

Non-Financial Metrics in Executive Compensation	•We include non-financial priorities as a discretionary, downward-only modifier in our Management Incentive Plan

Human Capital Management
•We continued to focus on our best talent strategy and delivering our Employee Value Proposition – providing meaningful work, demonstrating care for our employees and ensuring a culture of belonging
•We introduced LEADRx, our leadership framework designed to unlock our team’s full potential

Emissions Reduction Targets	•We received SBTi approval of our climate change targets in FY 2023 and continue to provide updates on progress to meeting our goals in shareholder engagement efforts and in our Impact Reports

36	2026 Proxy Statement

Item 1. Election of Directors

Onboarding and Continuing Education
The Company provides new directors with a comprehensive orientation program designed to familiarize them with, among other things, the duties and responsibilities of directors, the Company’s business and strategic plans, significant financial, accounting and risk management matters, compliance programs, conflicts of interest policies, Code of Conduct, Corporate Governance Guidelines, key members of management, senior internal auditor and independent auditors. In addition, directors are offered ongoing education opportunities throughout the year, which support their ability to remain current on evolving industry trends, regulatory developments and governance practices, and enhance the Board’s effectiveness in providing informed oversight and strategic guidance.
Related Party Transactions Policy and Transactions with Related Persons
The Company has a written Related Party Transactions Policy requiring approval or ratification of certain transactions involving executive officers, directors, director nominees, beneficial owners of more than 5% of the Company’s common stock, and immediate family members of these individuals, where the related person had, has or will have a direct material interest. There were no reportable related party transactions for FY 2026.
Communications with Directors
Shareholders and other interested parties may communicate with any of the directors, including the Lead Independent Director, or with the non-management directors as a group, by addressing their correspondence to the applicable director(s), c/o the Corporate Secretary’s Office via e-mail to boardchair@mckesson.com or to nonmanagementdirectors@mckesson.com. The Corporate Secretary’s office maintains a log of such correspondence received by the Company that is addressed to members of the Board, other than advertisements, solicitations or correspondence deemed by the Corporate Secretary to be irrelevant to Board responsibilities. Directors may review the log at any time and request copies of any correspondence received.

2026 Proxy Statement	37

Director Compensation
Director compensation at McKesson includes a combination of cash and equity-based compensation. The Governance and Sustainability Committee periodically reviews the level and form of compensation paid to our non-employee directors and, if it deems appropriate, recommends changes to the Board. In reviewing our non-employee director compensation program, the committee is guided by these principles:
•Our non-employee directors should be compensated at competitive levels for the work required in a company of our size and scope, differentiating among directors where appropriate to reflect different levels of responsibilities;
•A significant portion of compensation should be in the form of stock to align the directors’ interests with our shareholders; and
•The structure of the program should be simple and transparent.
Each non-employee director of the Company is paid an annual cash retainer and an annual restricted stock unit (RSU) award. The Lead Independent Director receives additional compensation that the Board believes is aligned with market practice and commensurate with the role’s responsibilities. Our non-employee director compensation is structured as follows:
Annual Director Retainer

■	$215,000 Annual RSU	■	$120,000 Annual Cash Retainer

+

Supplemental Fees for Lead Independent Director and Committee Chairs
•Lead Independent Director annual cash retainer of $75,000
•Annual cash retainer of $20,000 for chairing a standing committee (excluding Audit Committee)
•Annual cash retainer of $25,000 for chairing the Audit Committee

Details on the value of the annual cash retainers and RSU awards paid to each non-employee director for FY 2026 are provided below. For FY 2026, consistent with prior years, the Independent Chair received an annual premium of $240,000, comprised of 50% cash and 50% RSUs. Non-employee directors are reimbursed for their reasonable expenses incurred while attending Board and committee meetings. A director who is an employee of the Company or its subsidiaries does not receive compensation for service on the Board.
Cash Compensation
Each non-employee director receives an annual cash retainer of $120,000, and the Lead Independent Director and chairs of the standing committees each receive an additional annual cash retainer. Information on retainers paid in FY 2026 is set forth in the Director Compensation table below. Directors may elect in advance of a calendar year to defer up to 100% of their annual retainer (including any standing committee chair or Lead Independent Director fee) under the Company’s Deferred Compensation Administration Plan III (DCAP III). The minimum deferral period for any amounts deferred is five years; however, notwithstanding the deferral election, if a director ceases to be a director of the Company for any reason other than disability, retirement or death, the account balance will be paid in a lump sum in the first January or July which is at least six months following and in the year after the director’s separation from service. In the event of disability, retirement or death, the account balance will be paid in accordance with the director’s deferral election. To be eligible for retirement, a director must have served on the Board for at least six consecutive years prior to the director’s separation. A director may elect to have all or part of his or her DCAP III account credited with earnings (or losses) based on the director’s choice of a hypothetical investment in certain funds available under the Company’s 401(k) Retirement Savings Plan (401(k) Plan). To the extent no such hypothetical investment selection is made by the director, interest is credited at a default interest rate equal to 120% of the long-term applicable federal rate published by the Internal Revenue Service (IRS) for December of the immediately preceding calendar year.

38	2026 Proxy Statement

Director Compensation

Equity Compensation
Non-employee directors receive an annual grant of RSUs with an approximate grant date fair value of $215,000. The actual number of RSUs granted is determined by dividing $215,000 by the closing price of the Company’s common stock on the grant date (with any fractional unit rounded up to the nearest whole unit); provided, however, that the number of units granted in any annual grant may not exceed 5,000, in accordance with the terms of our 2022 Stock Plan.
The RSUs granted to non-employee directors are vested upon grant. If a director meets the director stock ownership guidelines (currently $720,000, which is six times the annual cash retainer), then the director will, on the grant date, receive the shares underlying the RSUs, unless the director elects to defer receipt of the shares. The determination of whether a director meets the director stock ownership guidelines is made as of the last day of the deferral election period preceding the applicable RSU award. If a non-employee director has not met the stock ownership guidelines as of the last day of such deferral election period, then issuance of the shares underlying the RSUs will automatically be deferred until the director’s separation from service.
Recipients of RSUs are entitled to dividend equivalents at the same dividend rate applicable to the Company’s common shareholders, which is determined by our Board and currently is $0.82 per share each quarter. Dividend equivalents are not distributed until the shares underlying the RSUs are issued to the director. Dividend equivalents on RSUs granted prior to April 28, 2020 are credited to an account that accrues interest at the default interest rate set forth in DCAP III, which is 120% of the long-term applicable federal rate published by the IRS for December of the immediately preceding calendar year. Interest accrual on dividend equivalents was eliminated for RSU awards granted after April 28, 2020.
Director Stock Ownership Requirement
Under our Corporate Governance Guidelines, our non-employee directors are expected to own shares or share equivalents of McKesson common stock equal to six times the annual Board retainer within six years of joining the Board.
2026 Director Compensation Table
The following table sets forth information on the compensation paid to or earned by each non-employee director who served during the fiscal year ended March 31, 2026. Mr. Tyler is not included in this table as he is an employee of the Company and, consequently, he does not receive any compensation for his service as a director. The compensation paid to or earned by Mr. Tyler as an officer of the Company is shown in the 2026 Summary Compensation Table. Mr. Caruso was appointed as Lead Independent Director effective May 1, 2026, so his additional retainer is not included in the table below.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Richard H. Carmona, M.D.(3)	40,109	215,191	—	255,300
Dominic J. Caruso	145,000	215,191	—	360,191
Lynne M. Doughtie	139,000	215,191	—	354,191
W. Roy Dunbar	120,000	215,191	—	335,191
Deborah Dunsire, M.D.	120,000	215,191	—	335,191
Julie L. Gerberding, M.D., M.P.H.	139,000	215,191	—	354,191
James H. Hinton	120,000	215,191	—	335,191
Donald R. Knauss(4)	260,000	335,297	—	595,297
Bradley E. Lerman	140,000	215,191	—	355,191
Maria N. Martinez	140,000	215,191	—	355,191
Kevin M. Ozan	140,000	215,191	—	355,191
Kathleen Wilson-Thompson	120,000	215,191	—	335,191
(1)Consists of the director annual cash retainer, committee chair fee and Independent Chair fee, whether paid or deferred.
(2)Represents the aggregate grant date fair value of RSUs, computed in accordance with Accounting Standards Codification issued by the Financial Accounting Standards Board, Topic 718, labeled “Compensation — Stock Compensation” (ASC Topic 718) disregarding any estimates of forfeitures related to service-based vesting conditions. Such values do not reflect whether the recipient has actually realized a financial benefit from the award. For information on the assumptions used to calculate the value of the awards, refer to Financial Note 4 of the Company’s consolidated financial statements in its Annual Report on Form 10-K for the fiscal year ended March 31, 2026, as filed with the SEC on May 8, 2026.
(3)Dr. Carmona served on our Board until July 30, 2025.
(4)Mr. Knauss served as our Independent Chair for the fiscal year ended March 31, 2026 and received an additional annual premium of $240,000 (50% cash, 50% RSUs) for his Chair fee.

2026 Proxy Statement	39

ITEM 2

Ratification of Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm

We are asking our shareholders to ratify the selection of Deloitte & Touche LLP (D&T) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027 (FY 2027). Although ratification is not required by our By-Laws or otherwise, the Board is submitting the selection of D&T to our shareholders for ratification as a matter of good corporate practice. If shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain D&T. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders. Representatives of D&T are expected to be present at the Annual Meeting to respond to questions and to make a statement if they desire to do so. For the fiscal years ended March 31, 2026 and 2025, professional services were performed by D&T, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates. Fees for those years were as follows:

	FY 2026	FY 2025
Audit Fees	$14,900,000	$15,623,000
Audit-Related Fees	15,997,900	5,902,122
TOTAL AUDIT AND AUDIT-RELATED FEES	30,897,900	21,525,122
Tax Fees	—	80,000
All Other Fees	—	—
TOTAL	$30,897,900	$21,605,122

Audit Fees. This category consists of fees for professional services rendered for the audit of the Company’s consolidated annual financial statements, review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by D&T in connection with statutory and regulatory filings or engagements. This category also includes advice on accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, and foreign statutory audits required by non-U.S. jurisdictions.
Audit-Related Fees. This category consists of fees for assurance and related services such as registration statements and comfort letters, service organization control reports, accounting and financial reporting audit-related fees, due diligence in connection with mergers, divestitures and acquisitions, and attest services related to financial reporting that are not required by statute or regulation. FY 2026 audit-related fees include $10,550,000 associated with the carve-out audit of Medical-Surgical Solutions, a portion of which supports the audit opinion for the Company.
Tax Fees. This category consists of fees for professional services rendered for U.S. and international tax compliance, including services related to the preparation of tax returns and professional services.

Your Board recommends a vote FOR this ratification proposal.

40	2026 Proxy Statement

Item 2. Ratification of Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Pursuant to applicable rules and its charter, the Audit Committee has sole responsibility for appointing, setting compensation for and overseeing the work of the independent registered public accounting firm. The Audit Committee has a Pre-approval Policy for Audit and Non-audit Services under which the Audit Committee pre-approves all audit and permissible non-audit services, including audit-related and tax services, to be provided by D&T. The policy delegates to the chair of the Audit Committee limited authority to pre-approve services, which approvals are reviewed by the Audit Committee at its next meeting. All of the services described in the D&T fee table were approved in conformity with the Audit Committee’s pre-approval process.
Audit Committee Report
The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company’s financial reporting processes. The functions of the Audit Committee are described in greater detail in the Audit Committee’s written charter adopted by the Company’s Board of Directors, which may be found on the Company’s website at www.mckesson.com/about-us/corporate-governance/board-committee-composition-and-charters. The Audit Committee is composed exclusively of directors who are independent under the applicable Securities and Exchange Commission (SEC) and New York Stock Exchange (NYSE) rules and the Company’s independence standards. The Audit Committee’s members are not professionally engaged in the practice of accounting or auditing, and they necessarily rely on the work and assurances of the Company’s management and the independent registered public accounting firm. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Deloitte & Touche LLP (D&T) is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and expressing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles and the effectiveness of the Company’s internal control over financial reporting. The Audit Committee has (i) reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended March 31, 2026; (ii) discussed with D&T the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC; (iii) received the written disclosures and the letter from D&T required by applicable requirements of the PCAOB regarding D&T’s communications with the Audit Committee concerning independence; and (iv) discussed with D&T its independence from the Company. The Audit Committee further considered whether the provision of non-audit related services by D&T to the Company is compatible with maintaining the independence of that firm from the Company. The Audit Committee also has discussed with management of the Company and D&T such other matters and received such assurances from them as it deemed appropriate.
The Audit Committee discussed with the Company’s internal auditors and D&T the overall scope and plans for their respective audits. The Audit Committee meets regularly with the internal auditors and D&T, with and without management present, to discuss the results of their audits, the evaluation of the Company’s internal control over financial reporting and the overall quality of the Company’s accounting and financial reporting.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended March 31, 2026 be included in the Company’s Annual Report on Form 10-K for filing with the SEC.
Audit Committee of the Board of Directors

Dominic J. Caruso, Chair*
Lynne M. Doughtie
Deborah Dunsire, M.D.
Kevin M. Ozan
*Served on Audit Committee until June 1, 2026

2026 Proxy Statement	41

ITEM 3

Advisory Vote on Executive Compensation

As required by Section 14A of the Securities Exchange Act of 1934, as amended (Exchange Act), shareholders are entitled to vote to approve, on a non-binding advisory basis, the compensation of named executive officers (NEOs) as disclosed in this proxy statement. This item, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on compensation for NEOs. The vote is not intended to address any specific item of compensation, but rather the overall compensation of NEOs and the objectives, policies and practices described in this proxy statement.
The Board endorses the compensation of our NEOs and believes our executive compensation program is designed to attract, retain and incentivize management while aligning pay with performance, driving long-term value creation and reflecting the views of shareholders. We believe that our executive compensation program aligns with McKesson’s financial results and positions us for continued growth. Accordingly, the Board recommends that you vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2026 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2026 Summary Compensation Table and the other related tables and disclosure.”
We were pleased that our executive compensation program was approved by shareholders at the 2025 Annual Meeting of Shareholders with approximately 91% of votes cast in favor of the proposal. We received positive feedback from shareholders regarding our pay practices, including our commitment to pay for performance and our use of at-risk, performance-based compensation tied to key financial metrics. We remain committed to using the input and feedback we receive from shareholders to inform our program design.
While the say-on-pay vote is advisory and therefore not binding, our Board and our Compensation and Talent Committee value the perspectives of our shareholders, which we receive through a number of channels, including the say-on-pay vote. Since 2011, we have provided for an annual advisory vote on compensation of our NEOs. We believe that the FY 2026 pay outcomes demonstrate our pay-for-performance philosophy, are consistent with shareholder feedback, and ensure that our leadership team is aligned with our strategic goals. Detailed information on our compensation program, including a full review of FY 2026 executive compensation, can be found in the Compensation Discussion and Analysis beginning on page 43 of this proxy statement.

Your Board recommends a vote FOR the approval of the compensation of our NEOs, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

42	2026 Proxy Statement

Executive Compensation
Compensation Discussion and Analysis
The Compensation Discussion and Analysis describes McKesson’s executive compensation program and reviews compensation decisions for our CEO, CFO and three next most highly compensated executive officers serving as of March 31, 2026 (collectively, our Named Executive Officers or “NEOs”). For FY 2026, our NEOs were as follows:

Name	Title
Brian S. Tyler	Chief Executive Officer
Britt J. Vitalone*	Executive Vice President and Chief Financial Officer
Michele Lau	Executive Vice President and Chief Legal Officer
LeAnn B. Smith	Executive Vice President and Chief Human Resources Officer
Thomas L. Rodgers	Executive Vice President and Chief Strategy and Business Development Officer
*Mr. Vitalone stepped down as Executive Vice President and Chief Financial Officer on May 28, 2026.
Overview
Business Strategy and Key Initiatives
At McKesson, we are focused on executing against clear priorities to drive value. Part of that growth will come through our ability to work together, execute and use the capabilities and assets across McKesson to innovate in new and different ways. We will continue to be disciplined in our capital deployment as we effectuate this strategy.

Focus on People & Culture	Grow Oncology & Multispecialty and Biopharma Platforms	Strengthen North American Distribution	Modernize & Accelerate the Portfolio

Best Talent Strategy Grow and Empower Future Leaders Inclusion, Care & Belonging I2CARE and LEADRx	Differentiated and Scaled Oncology & Multispecialty Platforms Technology-enabled Access and Affordability Solutions	Differentiated Assets and Capabilities Scaled and Durable Distribution of Assets Modernized Pharmaceutical Distribution Network	Digital Enablement and AI Technology Modernization and Process Simplification Disciplined Portfolio Management

In FY 2026, we remained focused on our enterprise strategy previously communicated to all stakeholders and our transformation into a diversified healthcare services company centered around our Company priorities described above. We believe execution against these four key pillars is critical to our ability to generate long-term sustainable growth.

2026 Proxy Statement	43

Executive Compensation

FY 2026 Performance Highlights
In FY 2026, we delivered growth in revenue and earnings per diluted share. We are pleased with the momentum across the enterprise. Commitment to our Company priorities is critical to our financial performance and sustainable long-term growth. McKesson remains strategically positioned, with a broad set of differentiated assets and capabilities, to support healthcare innovation and improve care in every setting. FY 2026 financial highlights are shown below.

Total Revenue	Earnings per Diluted Share(1)	Operating Profit(2)	Operating Cash Flow

$403B	$38.38	$6.4B	$6.2B

Revenue Growth	Adjusted Earnings per Diluted Share(1)(3)	Adjusted Operating Profit(3)	Free Cash Flow(3)

12%	$39.11	$6.5B	$5.4B

(1)Reflects continuing operations attributable to McKesson, net of tax.
(2)Reflects income from continuing operations before interest expense and income taxes.
(3)Results are non-GAAP financial measures; refer to the accompanying definitions and reconciliation schedules within Appendix A.
In our discussion of executive compensation throughout this proxy statement, we refer to Adjusted Earnings per Diluted Share (Adjusted EPS), Adjusted Operating Profit (AOP), Free Cash Flow (FCF), Return on Invested Capital (ROIC) and Relative Total Shareholder Return (rTSR) as performance metrics or modifiers specifically used in our incentive programs. In Appendix A to this proxy statement, we provide reconciliations of diluted earnings per share from continuing operations, operating profit and operating cash flow calculated in accordance with U.S. generally accepted accounting principles (GAAP) to the select non-GAAP metrics used in calculating performance under our incentive plans. Descriptions of ROIC and rTSR can be found on page 52 of this proxy statement.
2025 Say-on-Pay Vote and Continued Shareholder Engagement
We were pleased that our executive compensation program was approved by shareholders at the 2025 Annual Meeting of Shareholders with approximately 91% of votes cast in favor of our say-on-pay proposal. We received positive feedback from shareholders regarding our pay practices, including our commitment to a pay-for-performance philosophy and our use of at-risk, performance-based compensation tied to key financial metrics and non-financial priority areas that align with our business strategy. We appreciate our shareholders’ ongoing support for our executive compensation program.
We are committed to seeking feedback and soliciting input to ensure we meet ongoing shareholder expectations regarding our executive compensation, governance and corporate responsibility practices and non-financial priority areas. As we do every year, our Board undertook a significant engagement effort to receive feedback from shareholders regarding our executive compensation program and other matters of importance to the Company and our shareholders. Since our 2025 Annual Meeting, we proactively reached out to shareholders representing approximately 60% of our outstanding common stock. Management and select independent directors engaged with shareholders representing approximately 46% of our outstanding common stock. Shareholders voiced broad support for our compensation design, in particular, the inclusion of a downward-only modifier tied to our non-financial priority areas. Additional information on this modifier can be found on page 50. In FY 2026, the committee implemented targeted refinements to the executive compensation program, informed by ongoing shareholder engagement, to further strengthen the alignment between pay outcomes and company performance.
Our shareholders’ views on executive compensation and corporate governance are important to us, and we value and utilize their feedback and insights each year. The Board and its committees regularly discuss and consider the feedback we receive from shareholders through this engagement process, as well as the outcome of the annual advisory vote on executive compensation. As we continue to execute against our strategy, we look forward to understanding shareholder perspectives on all matters, including our executive compensation program. Additional information on our shareholder engagement can be found on page 7 of this proxy statement.

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Executive Compensation

Integration of Regulatory, Compliance and Legal Considerations
When making compensation decisions, the Compensation and Talent Committee carefully considered the work that was done to address regulatory, compliance and legal aspects of McKesson’s business during FY 2026. The Board’s Compliance Committee, in coordination with the Audit Committee, actively oversees management’s identification and evaluation of principal legal and compliance risks and, as part of its oversight role, reviews the Company’s efforts to foster a culture of compliance, ethics and regulatory excellence. Prior to making its decisions regarding FY 2026 incentive payouts, the Compensation and Talent Committee and the Compliance Committee discussed senior management’s compliance efforts during FY 2026, including the performance of our NEOs. This review was a factor in the Compensation and Talent Committee’s evaluation of executive officer performance with respect to our FY 2026 non-financial priority areas as discussed on page 50 of this proxy statement.
Best Practices in Compensation Governance

What We Do
✓	Pay for performance	✓	Engage with shareholders on matters including executive compensation and governance throughout the year
✓	Emphasize long-term performance	✓	Align plan design with business strategy
✓	Design with mix of operational and market-based metrics	✓	Balance mix of annual and long-term metrics
✓	Develop sound financial goals	✓	Engage independent advisors
✓	Maintain robust compensation recoupment policies with trigger for reputational harm	✓	Review Compliance Committee’s assessment of senior management performance
✓	Manage use of equity incentive plan conservatively	✓	Drive progress on culture-related initiatives and non-financial priority areas
✓	Use double-trigger change in control vesting provisions	✓	Review current compensation and estimated separation and change in control benefits
✓	Maintain rigorous stock ownership guidelines	✓	Mitigate undue risk-taking through sound plan design
What We Don’t Do
	Allow directors and executive officers to hedge or pledge Company securities		Provide excise tax gross-ups on change-in-control payments
	Re-price or exchange stock options without shareholder approval		Accrue or pay dividend equivalents during performance periods
	Provide tax gross-ups on executive perquisites other than for tax equalization and business-related relocation expenses		Pay above-market interest on deferred compensation

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Executive Compensation

FY 2026 Pay Elements and Performance Metrics
McKesson’s executive compensation program consists of three direct pay elements — base salary, annual cash incentive and long-term incentives — each of which serves a unique purpose. The metrics below incentivize our executives to focus on operational objectives that are expected to drive shareholder value. All incentives are performance-based, and all long-term incentive (LTI) awards have total performance or vesting periods of three years. The Compensation and Talent Committee considers the Company’s performance in non-financial priority areas, which are discussed on page 50 of this proxy statement. This consideration may only be utilized by the committee to adjust payouts downward.
In FY 2026, the committee implemented targeted refinements to the executive compensation program, informed by ongoing shareholder engagement, to further strengthen the alignment between pay outcomes and company performance.

Pay Element	Performance Metric	Rationale	Target Pay
Base Salary	—	Attracts and retains high-performing executives by providing market-competitive fixed pay	—
Management Incentive Plan (annual cash incentive)	Adjusted EPS	Rewards operational performance and profitability; important driver of share price valuation and shareholder expectations	100% — 200% of Base Salary
	Adjusted Operating Profit	Rewards operational performance and profitability; important driver of share price valuation and shareholder expectations
	Free Cash Flow	Rewards generating cash to invest in growth and return capital to shareholders; important valuation metric
	Non-Financial Priority Areas	Ensures progress on non-financial priorities that are aligned with our business strategy	Discretionary Downward-Only Modifier
Performance Stock Units (long-term equity incentive)	3-Year Cumulative Adjusted EPS	Measures long-term earnings power, drives returns for the Company and directly correlates to share price performance	60% of Target LTI Value
	3-Year Average ROIC	Encourages leaders to make sound investments that generate returns for shareholders; important valuation metric
	*New for FY 2026: MCK TSR Modifier vs. Comparator Group	Rewards share price performance relative to comparator group over time	+/- 20% (rTSR >65th percentile is required to achieve upward modification to underlying results)
Restricted Stock Units (long-term equity incentive)	—	Directly aligns with value delivered to shareholders	40% of Target LTI Value

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Executive Compensation

Target Direct Compensation Mix
Our executive compensation program is predominantly variable and performance-based. As an executive’s ability to impact operational performance increases, so does the proportion of at-risk, variable compensation. Target LTI grows proportionately as job responsibilities increase, which encourages our executive officers to focus on McKesson’s long-term success and aligns with the long-term interests of our shareholders. The graphics below illustrate the mix of fixed and variable compensation, and the annual MIP and LTI compensation opportunities we provided to our CEO and other NEOs for FY 2026. These graphics also illustrate the proportion of target direct compensation that is based on Company and share price performance.

FY 2026 CEO Compensation Mix	FY 2026 Other NEOs Compensation Mix

93%
At-Risk Compensation
7%
Base Salary
15%
MIP (Annual Cash)
31%
RSUs (Equity)
47%
PSUs (Equity)

84%
At-Risk Compensation
16%
Base Salary
17%
MIP (Annual Cash)
27%
RSUs (Equity)
40%
PSUs (Equity)

FY 2026 Target Direct Compensation. The Compensation and Talent Committee established FY 2026 target direct compensation for our NEOs as shown below. The committee takes a number of factors into consideration when setting total target direct compensation and each of its individual elements, including job responsibilities, time in role and competitive market data derived from our Compensation Peer Group. Further information on the elements of compensation can be found in the following pages, where each pay element is described in more detail.

Name	Base Salary ($)(1)	MIP Target (Annual Incentive) (% of Salary)	MIP Target (Annual Incentive) ($)	Target Long-Term Incentives		Total Target Direct Compensation ($)
				PSUs ($)	RSUs ($)
Brian S. Tyler	1,600,000	200%	3,200,000	10,320,711	6,880,491	22,001,202
Britt J. Vitalone	1,071,200	125%	1,339,000	3,360,055	2,240,277	8,010,532
Michele Lau	775,000	100%	775,000	2,190,713	1,460,675	5,201,388
LeAnn B. Smith	700,000	100%	700,000	1,500,187	1,000,393	3,900,580
Thomas L. Rodgers	650,100	100%	650,100	1,050,207	700,491	3,050,898
(1)FY 2026 base salary figures shown above are as of the end of the fiscal year.
Performance-Based Program with Rigorous Targets
Performance Targets Designed to Reward Stretch Performance
Each year, the Board reviews the annual and long-term incentive plans developed by management that are intended to drive operational performance results and shareholder returns. After thorough review, the Compensation and Talent Committee establishes performance goals for each of our corporate incentive plans to motivate our leaders to deliver a high degree of business performance, while encouraging prudent risk-taking. We structure performance-based compensation to reward an appropriate balance of short-term and long-term financial and strategic business results, with an emphasis on managing the business for long-term results and shareholder value creation. Target-setting involves a rigorous planning process that considers McKesson’s strategic objectives, market factors, the competitive environment, alignment to shareholders’ interests and other external factors. The committee also considers growth expectations for our competitors, as well as the market outlook for our industry.

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Executive Compensation

Key Considerations in Development of Annual and Long-Term Goals

External Factors	Competitive Environment	McKesson’s Objectives
•Analyst and Shareholder Expectations •Market Outlook •Tax Policy •Public Policy	•Competitor Performance and Plans •Competitive Landscape •Market Growth •Industry Trends	•Historical Performance and Trends •Long Range Planning •Capital Deployment Opportunities •Long Range Corporate Strategy

Target Setting for Annual Plans
We set rigorous annual goals based on Company and industry outlooks for the year, historical and projected growth rates for McKesson and its peers, and performance expectations from investors and equity and credit analysts. The annual incentive plan aligns with the Board-approved annual operating plan and is designed so that target payouts require achievement of a high degree of business performance, while encouraging prudent risk-taking. Threshold and maximum levels for each of our incentive metric targets are set based on our evaluation of the factors, and the magnitude of impact of those factors, that could generate results below or above our operating plan. Financial goals for our annual plans consider capital deployment decisions and are aligned with progress toward our long-term plan. The Company’s annual operating plan serves as the basis of the annual earnings guidance we communicate to investors. The annual operating plan contemplates the prior year’s results and the anticipated business environment. Our projected earnings growth reflects market conditions, which also affect our peer group and analyst forecasts. Cash flow goals are set by focusing on working capital efficiency, operating plans by business unit, and other cash sources and uses, including interest and income taxes. We established performance targets for FY 2026 that reflect the following:
•The Adjusted EPS and Adjusted Operating Profit targets were set to achieve growth of 12% and 10%, respectively, over FY 2025 results; and
•The Free Cash Flow target was set with capital deployment in consideration, including outlay to complete acquisitions that were announced in FY 2025.
Our executive officers’ FY 2026 annual incentive plan also included the Compensation and Talent Committee’s discretionary consideration of progress on non-financial priority areas (for downward-only adjustment of payouts) that align with business strategic objectives and our Company purpose of Advancing Health Outcomes for All®, which the committee believes will create long-term shareholder value.
Consistent with prior years, our FY 2026 annual incentive plan targets assumed capital deployment in the form of share repurchases and considered analyst expectations for growth and peer companies’ publicly disclosed performance as well as public policy.
Target Setting for Long-Term Plans
The Company’s three-year plan, which is reviewed by the Board annually, considers business strategies that will take longer than 12 months to accomplish and reflects capital deployment, including projected acquisitions, along with other external, public policy and competitive risks, opportunities and challenges. Our FY 2024 – FY 2026 Performance Stock Unit (PSU) awards were based on three-year Cumulative Adjusted EPS, three-year average ROIC, and TSR performance relative to a comparator group of companies (rTSR). The Compensation and Talent Committee chose Cumulative Adjusted EPS to evaluate performance because it serves as an operational metric – including operating profit growth, tax strategy and capital deployment – that directly correlates to share price performance. Adjusted EPS is also the key metric underpinning our guidance to investors. ROIC encourages leaders to make sound investments that generate strong returns for shareholders. For the portion of FY 2024 – FY 2026 PSU awards tied to rTSR performance, payout at target level continued to require above-median performance at the 55th percentile of the rTSR comparator group. In addition, the number of shares earned for the rTSR portion of the award is capped at the target amount if absolute TSR is negative during the three-year performance period. No shares are earned for the rTSR portion of the award if rTSR for the three-year period falls below the 35th percentile of the rTSR comparator group.

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Executive Compensation

Each Compensation Element Serves a Unique Purpose
Our executive compensation program seeks to motivate our executive officers and to reward them when they meet and exceed challenging business goals and deliver sustained performance growth. McKesson’s executive compensation program consists of four compensation elements, each of which serves a unique purpose. We provide three direct compensation elements: base salary, annual cash incentive and long-term incentives. The fourth element consists of other compensation and benefits (for example, limited perquisites, severance and change in control benefits). Our incentive plans incorporate metrics that we believe are the key measures of our success and will drive long-term shareholder returns.
We focus on Adjusted EPS in our incentive plans because earnings per share is one of the principal measures used by investors to assess financial performance results and to establish a price for the Company’s equity, and it is a central component of our guidance to investors. Adjusted EPS aligns our executives’ interests with the broader set of strategic objectives they are tasked to manage, keeping enterprise value and shareholder interests at the forefront of management decisions on both a short- and long-term basis. Accordingly, given an increase in Adjusted EPS can drive an increase in shareholder value, the Compensation and Talent Committee determined it was important to include Adjusted EPS as a key component of both our annual and long-term incentives.
Annual Compensation
Annual compensation is delivered in cash with a substantial portion at-risk and contingent on the successful accomplishment of pre-established performance targets.
Base Salary
Base salary is the only fixed component of our executive officers’ total cash compensation and is intended to provide market-competitive pay to attract and retain executives. When considering whether to increase an NEO’s base salary, the Compensation and Talent Committee takes into account competitive market data derived from our Compensation Peer Group, as well as the individual’s performance and experience. Following a comprehensive review, the committee approved base salary increases for our NEOs effective June 1, 2025.
The table below summarizes FY 2025 and FY 2026 base salaries for our NEOs.

Name	FY 2025 Annual Base Salary(1) ($)	FY 2026 Annual Base Salary(1) ($)
Brian S. Tyler	1,550,000	1,600,000
Britt J. Vitalone	1,030,000	1,071,200
Michele Lau	724,500	775,000
LeAnn B. Smith	663,000	700,000
Thomas L. Rodgers	634,200	650,100
(1)FY 2025 and FY 2026 base salary figures shown above are as of fiscal year end.

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Executive Compensation

Management Incentive Plan
Overview. The Management Incentive Plan (MIP) is our enterprise annual cash incentive plan. MIP awards are conditioned on the achievement of Company financial and operational performance goals. The maximum MIP payout for executive officers is 200% of target. MIP financial and operational metrics and non-financial priority areas are established shortly after the beginning of the fiscal year. Consistent with FY 2025, our executive officers’ FY 2026 MIP awards include the Compensation and Talent Committee’s discretionary consideration of the Company’s progress on non-financial priority areas discussed below.
FY 2026 MIP Performance Metrics. In May 2025, the Compensation and Talent Committee selected Adjusted EPS, Adjusted Operating Profit and Free Cash Flow as the financial metrics for the FY 2026 MIP, the same metrics used for the prior fiscal year, as they are key areas of focus to drive our near-term success and advance our long-term strategy. The committee aligned FY 2026 MIP targets to our Adjusted EPS outlook. For additional information about target setting for MIP, please refer to "Target Setting for Annual Plans" on page 48. The following summarizes our FY 2026 MIP financial performance metrics:
•Adjusted EPS (50% of award). Adjusted EPS is an important driver of share price valuation and shareholder expectations. Consistent with prior years, our FY 2026 targets assumed, among other things, capital deployment in the form of share repurchases. The Compensation and Talent Committee applied an Adjusted EPS result of $38.90 for purposes of calculating FY 2026 MIP payouts. A related metric, three-year Cumulative Adjusted EPS, is used as a metric for Performance Stock Units. Adjusted EPS is highly relevant in both short- and long-term contexts, and the Compensation and Talent Committee believes it is useful to measure Adjusted EPS across both periods, with greater economic opportunity in the long-term portion of the program to ensure short-term gains are not sought at the expense of long-term performance. See Appendix A to this proxy statement for a reconciliation of diluted earnings per share from continuing operations as reported under U.S. generally accepted accounting principles (GAAP) to the Adjusted EPS result used for incentive payout purposes.
•Adjusted Operating Profit (25% of award). Adjusted Operating Profit (AOP) rewards focus on operational performance and profitability. The Compensation and Talent Committee applied an AOP result of $6,430 million for purposes of calculating the FY 2026 MIP payouts. See Appendix A to this proxy statement for a reconciliation of operating profit as reported under U.S. GAAP to the AOP result used for incentive payout purposes.
•Free Cash Flow (25% of award). Free Cash Flow (FCF) provides the basis for our disciplined approach to capital deployment. For purposes of calculating FY 2026 MIP payouts, the Compensation and Talent Committee applied a FCF result of $5,410 million. Cash flow is highly relevant in both short- and long-term contexts, as it measures effective generation and management of cash. See Appendix A to this proxy statement for a reconciliation of operating cash flow as reported under U.S. GAAP to the FCF result used for incentive payout purposes.
FY 2026 Non-Financial Priority Areas. Our executive officers’ MIP awards may be adjusted downward based on the Compensation and Talent Committee’s discretionary consideration of the Company’s progress on non-financial priority areas that support our business strategy. As a company, we take a holistic approach to these matters. Our goal is to build long-term value for the Company’s shareholders and strengthen the culture of the Company. We strongly believe this starts at the top, with our executive officers focusing on these key priority areas.
In May 2025, considering McKesson’s strategic business objectives and our Company purpose of Advancing Health Outcomes for All®, the Compensation and Talent Committee selected the following objectives for discretionary consideration and potential adjustment (downward only) of FY 2026 MIP payouts for our executive officers, including our NEOs:
•Progress towards our Science-based Targets Initiative (SBTi) targets as outlined in our Impact Report;
•Advancement of our best talent strategy as measured by our Employee Opinion Survey results and participation in our Employee Resource Groups, which are open to all employees; and
•Successful fulfillment of our executive officers’ governance duties to prioritize regulatory excellence, risk management, compliance and ethics.

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Executive Compensation

Following a comprehensive review of executive officer performance in the selected non-financial priority areas, the Compensation and Talent Committee determined our executive officers met the FY 2026 non-financial objectives; therefore, the committee determined not to make a downward adjustment to the FY 2026 MIP payouts.
FY 2026 MIP Payout Formula. Based on these results, our NEO participants received 140% of their FY 2026 MIP target awards. As is the case for all of the Company’s performance-based payout scales, when a result falls between reference points, we use linear interpolation to determine the result.
In determining the Company’s performance for purposes of payouts under our incentive plans, the Compensation and Talent Committee has discretion to include or exclude special charges or unusual and infrequent items incurred during the performance period if it determines that such adjustments are appropriate. On a quarterly basis, the committee reviews reconciliations of non-GAAP to GAAP financial results.
Results for the three metrics in the MIP are shown below for our NEOs.
(1)The FY 2026 MIP non-GAAP financial metrics shown above generally exclude the impact of items that are included in our GAAP financial measures, such as amortization of acquisition-related intangibles, transaction-related expenses and adjustments, LIFO inventory-related adjustments, gains from antitrust legal settlements, restructuring, impairment, and related claims, net litigation recoveries or charges, and other adjustments. See Appendix A to this proxy statement for detailed reconciliations of the GAAP to non-GAAP metrics used for incentive payout purposes.
The table below summarizes MIP payouts to our NEOs for FY 2026:

							MIP Payout Earned = 140%
Name	Eligible Earnings ($)(1)	X	MIP Target (%)	=	MIP Target Award ($)	X	Adjusted EPS Result (%) 50% Weight	+	AOP Result (%) 25% Weight	+	FCF Result (%) 25% Weight	=	FY 2026 MIP Payout ($)
Brian S. Tyler	1,591,667		200%		3,183,334		149%		134%		127%		4,456,668
Britt J. Vitalone	1,064,333		125%		1,330,416		149%		134%		127%		1,862,583
Michele Lau	766,583		100%		766,583		149%		134%		127%		1,073,216
LeAnn B. Smith	693,833		100%		693,833		149%		134%		127%		971,366
Thomas L. Rodgers	647,450		100%		647,450		149%		134%		127%		906,430
(1)Eligible earnings refers to regular wages earned by and paid to the NEO during the fiscal year, excluding certain items such as earnings received during a paid leave.

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Executive Compensation

Long-Term Incentive Compensation
Long-term incentive (LTI) compensation is a critical component of our executive compensation program. It is in our shareholders’ interests that our executives foster a long-term view of the Company’s financial results. Long-term incentives are also an important retention tool that management and the Compensation and Talent Committee use to align the financial interests of executives and other key contributors with sustained shareholder value creation.
For FY 2026, the Company’s LTI compensation program for NEOs included two awards:
•Performance Stock Units (60% of target LTI value)
•Restricted Stock Units (40% of target LTI value)
Performance Stock Unit Program
Overview. The Performance Stock Unit (PSU) program is a long-term equity incentive program with payouts conditioned on achievement against pre-established performance goals. A new three-year performance period begins each fiscal year, and PSU performance goals and the target awards for our executive officers are established shortly after the beginning of the performance period.
FY 2024 — FY 2026 PSU Performance Metrics. In May 2023, the Compensation and Talent Committee established three-year Cumulative Adjusted EPS, three-year average Return on Invested Capital (ROIC) and the Company’s Total Shareholder Return (TSR) relative to a comparator group as the performance metrics for FY 2024 — FY 2026 PSU payouts. For additional information about target setting for the PSU program, please refer to "Target Setting for Long-Term Plans" on page 48. The following summarizes our FY 2024 — FY 2026 PSU performance metrics:
•Cumulative Adjusted EPS (50% of payout). Cumulative Adjusted EPS was selected as a metric because of the importance of earnings as a driver of share price valuation and shareholder expectations. Consistent with prior performance periods, our Cumulative Adjusted EPS target assumed, among other things, capital deployment in the form of share repurchases. For FY 2024 — FY 2026, the Compensation and Talent Committee applied a Cumulative Adjusted EPS result of $99.08 for purposes of calculating PSU payouts. A related metric, one-year Adjusted EPS, is used as a metric for the Management Incentive Plan. Adjusted EPS is highly relevant in both short- and long-term contexts, and the Compensation and Talent Committee believes it is useful to measure Adjusted EPS across both periods, with greater economic opportunity in the long-term portion of the program to ensure that short-term gains are not sought at the expense of long-term performance. See Appendix A to this proxy statement for a reconciliation of diluted earnings per share from continuing operations as reported under U.S. GAAP to the Adjusted EPS result used for incentive payout purposes.
•Average ROIC (25% of payout). Return on Invested Capital (ROIC) measures the Company’s ability to create value by generating a return that is above our weighted average cost of capital. ROIC encourages leaders to make sound investments that generate strong returns for shareholders. Adjusted three-year average ROIC measures, as a percentage, the average of our annual after-tax adjusted operating income divided by invested capital over the three-year performance period. Average invested capital is defined as the average of beginning and ending net assets adjusted for debt and other items. For FY 2024 — FY 2026, the Compensation and Talent Committee applied a three-year average ROIC result of 26.43% for purposes of calculating PSU payouts.
•Total Shareholder Return (25% of payout). TSR is calculated as share price appreciation (or reduction) over the performance period, including reinvestment of dividends when paid, divided by the share price at the beginning of the period. The stock price we use at the beginning and at the end of the period is the average closing price of Company common stock over the 30-day period preceding the applicable date. At the end of the performance period, performance is determined by ranking the Company’s TSR against the TSR of the companies in our FY 2024 — FY 2026 relative TSR comparator group described below. Payout at target level continued to require above-median performance at the 55th percentile of the relative TSR comparator group. In addition, for the relative TSR portion of the award, the number of shares earned is capped at the target amount if absolute TSR is negative during the three-year performance period. No shares are earned for the relative TSR portion of the award if McKesson’s TSR for the three-year period falls below the 35th percentile of the relative TSR comparator group. Upon certification of the result, participants receive shares of Company common stock if the performance threshold is met. For FY 2024 — FY 2026, the Company’s TSR was at the 86th percentile relative to our relative TSR comparator group over the three-year period ending March 31, 2026, and the Compensation and Talent Committee applied this result for purposes of calculating PSU payouts.

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FY 2024 — FY 2026 PSU Payout Formula. Based on these results, our NEO participants received 146% of their FY 2024 — FY 2026 PSU target awards. When a metric’s result falls between reference points, we use linear interpolation to determine the result.
Results for the three metrics applicable to PSUs are shown below:
The table below summarizes PSU payouts for our NEOs for the FY 2024 — FY 2026 performance period:

			PSU Payout Earned: 146%
Name	FY 2024 — FY 2026 Target PSUs (#)	X	Cumulative Adjusted EPS Result (%) 50% Weight	+	Average ROIC Result (%) 25% Weight	+	Relative TSR Result (%) 25% Weight	=	FY 2024 — FY 2026 Earned PSUs (#)
Brian S. Tyler	19,084		143%		99%		200%		27,863
Britt J. Vitalone	6,150		143%		99%		200%		8,979
Michele Lau	3,051		143%		99%		200%		4,454
LeAnn B. Smith	2,828		143%		99%		200%		4,129
Thomas L. Rodgers	2,475		143%		99%		200%		3,614
FY 2024 — FY 2026 Relative TSR Comparator Group. For the FY 2024 — FY 2026 PSU awards, the Compensation and Talent Committee approved a relative TSR comparator group of 14 companies comprised of nine companies in the Compensation Peer Group that are considered most comparable to McKesson based on their talent pool, size and business focus, as well as five companies that are not viewed as competitors for talent, but are in at least two of the following categories: (1) companies with extensive business overlap; (2) companies with similar market exposure; (3) the largest pure play manufacturers representative of the pharmaceutical industry; and/or (4) manufacturers with large generic pharmaceutical market presence.
The committee reaffirmed that this comparator group of companies more closely aligns with our core business operations than the Compensation Peer Group listed on page 58, which represents the market for our executive talent. These criteria help ensure that our relative TSR comparator group serves as a diversified representation of companies in McKesson’s supply chain and broader healthcare platforms and acts as an appropriate gauge of overall Company performance.

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Executive Compensation

FY 2024 — FY 2026 Relative TSR Comparator Group(1)(2)

Accendra Health, Inc. (ACH)(3)	Elevance Health (ELV)	Sanofi (SNY)
Cardinal Health (CAH)	Henry Schein (HSC)	Teva Pharmaceutical (TEVA)
Cencora (COR)	Johnson & Johnson (JNJ)	Viatris (VTRS)
Cigna (CI)	Kroger (KR)	UnitedHealth Group (UNH)
CVS Health (CVS)	Pfizer (PFE)

(1)The comparator group includes nine companies that are also included in the Compensation Peer Group.
(2)Walgreens Boots Alliance was initially included in the FY 2024 — FY 2026 Relative TSR Comparator Group but was removed following its announced acquisition by Sycamore Partners and subsequent transition to private ownership, which was completed in August 2025.
(3)Accendra Health, Inc., formerly Owens & Minor, Inc., changed its corporate name and ticker symbol to Accendra Health, Inc. (ACH) effective December 31, 2025, following the sale of its Products & Healthcare Services segment to Platinum Equity.
FY 2026 — FY 2028 PSU Performance Metrics. In FY 2026, the Compensation and Talent Committee refined the design of PSUs, which continue to constitute 60% of target long-term incentive awards, to better incentivize long-term value creation, simplify the structure, and enhance alignment with shareholder outcomes. These changes were informed by market data, shareholder feedback, and guidance from the committee’s independent compensation consultant.
The PSU plan will transition the relative Total Shareholder Return (“rTSR”) component from a discrete weighted metric to a plan-wide modifier. Under the prior design, rTSR was a standalone metric representing 25% of the PSU award. Under the new design, rTSR performance adjusts the payout derived from the core financial metrics by up to ±20%. This change is intended to temper the volatility associated with stock price fluctuations and to ensure that PSU payouts more directly reflect achievement against fundamental financial measures, while continuing to incorporate shareholder return outcomes.
PSUs for the FY 2026 — FY 2028 cycle will be earned based on Cumulative Adjusted EPS (67%) and three-year average Return on Invested Capital (“ROIC”) (33%), with the resulting payout subject to a potential upward or downward adjustment of up to 20% based on McKesson’s three-year Total Shareholder Return (“TSR”) relative to a comparator group of companies. For the FY 2026 — FY 2028 cycle, following consultation with its independent compensation consultant, the Committee refined the comparator group, including the removal of Accendra Health, Inc. (formerly Owens & Minor). The rTSR modifier will adjust the underlying results as follows:

rTSR	Adjustment (1)
≤ 25th Percentile	20% downward adjustment
45th Percentile - 65th Percentile	No adjustment
≥ 80th Percentile	20% upward adjustment
(1) The payout modifier for performance between the 25th and the 45th percentiles, and between the 65th and 80th percentiles, will be determined by linear interpolation.
As noted in the table above, the Company must achieve significantly above-median performance (>65th percentile) relative to the comparator group to be eligible for an upward adjustment to the underlying results. If the Company’s absolute TSR is negative over the three-year performance period, the relative TSR modifier is capped at 100% of target, regardless of whether relative TSR performance is above target. The total maximum PSU payout is 240% of target, which can only be earned if Cumulative Adjusted EPS and ROIC results are both achieved at maximum levels and three-year rTSR meets or exceeds the 80th percentile of the comparator group.

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The Compensation and Talent Committee believes the combination of Cumulative Adjusted EPS, three-year average ROIC and relative TSR will drive value creation and ensure alignment with shareholders. The payout formula illustrated below applies to our NEOs:

We generally do not disclose forward-looking goals for our multi-year incentive programs, because it is competitively sensitive information. Consistent with our past and current practice, we will disclose multi-year incentive performance goals in our regular programs in full after the close of the performance period.
FY 2026 — FY 2028 Performance Stock Unit Awards. At its May 2025 meeting, following a review of all direct compensation components and market data derived from our Compensation Peer Group, the Compensation and Talent Committee approved FY 2026 — FY 2028 PSU target awards for our NEOs as follows:

Name	FY 2026 — FY 2028 PSUs (#)	FY 2026 — FY 2028 PSU Grant Value ($)(1)
Brian S. Tyler	13,601	10,320,711
Britt J. Vitalone	4,428	3,360,055
Michele Lau	2,887	2,190,713
LeAnn B. Smith	1,977	1,500,187
Thomas L. Rodgers	1,384	1,050,207
(1)A portion of the grant date fair value of PSU awards was determined by an independent third party using a Monte Carlo simulation model because the performance goals applicable to the PSU awards include a combination of operational and market-based (rTSR) criteria.
Restricted Stock Units
Overview. Restricted Stock Unit (RSU) awards are time-vested equity grants that generally vest one-third on each of the first three anniversaries of the grant date. RSU awards directly align the interests of executives with those of shareholders by tying long-term incentive compensation value to Company share price performance. The Compensation and Talent Committee determines the proportion of total target long-term incentives that will be awarded as RSUs by considering the balance of cash and equity in our annual and long-term incentive plans, our strategic and operational objectives, our NEOs’ responsibilities, a review of similar grants made at companies in our Compensation Peer Group and other factors the committee deems relevant.
FY 2026 Restricted Stock Unit Awards. Following a review of all direct compensation components and market data derived from our Compensation Peer Group, the Compensation and Talent Committee granted FY 2026 RSU awards to our NEOs as follows:

Name	FY 2026 RSUs (#)	FY 2026 RSU Grant Value ($)(1)
Brian S. Tyler	9,567	6,880,491
Britt J. Vitalone	3,115	2,240,277
Michele Lau	2,031	1,460,675
LeAnn B. Smith	1,391	1,000,393
Thomas L. Rodgers	974	700,491
(1)The RSUs awarded in May 2025 were granted at a fair market value of $719.19 per unit.

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Other Compensation and Benefits
The Company provides an array of benefits to all employees. These benefits are comparable to those offered by employers in our industry and geographic footprint, including a competitive suite of health and life insurance and retirement benefits. In providing these benefits, both management and the Compensation and Talent Committee determined that they are appropriate for the attraction and retention of talent. In addition to the discussion of benefits below, the compensation associated with these benefits is described in footnote 2 to the 2026 Summary Compensation Table.
The Company offers two voluntary nonqualified, unfunded deferred compensation plans: (1) the Supplemental Retirement Savings Plan (SRSP) and (2) the Deferred Compensation Administration Plan III (DCAP III). The SRSP is offered to all employees, including executive officers, who may be impacted by compensation limits that restrict participation in the McKesson Corporation 401(k) Retirement Savings Plan (401(k) Plan). Participation in DCAP III is offered to all senior-level management and executive-level employees, including our executive officers, and certain additional categories of senior-level professionals who are highly compensated employees.
Our employees, including our executive officers, are eligible to participate in the McKesson Foundation’s Matching Gifts Program. Under this program, employee gifts to schools, educational associations or funds and other public charitable organizations are eligible for a foundation match. In addition, under the Board Service Grant Program, our employees, including our executive officers, may apply to the foundation for an annual gift in recognition of their service on the board of directors of such an organization. All of McKesson’s employees in the U.S. and Canada may also request a matching contribution, without limitation, under the McKesson Foundation’s Disaster Relief matching program, which matches contributions made to applicable public charitable organizations.
A limited number of other benefits are provided to executive officers, because it is customary to provide such benefits or in the best interest of the Company and its shareholders to do so. We pay for executive health services, including annual physical examinations, for our executive officers.
The Company provides security services for our CEO, which the Board has determined are reasonable, necessary and in the best interest of the Company and its shareholders. In FY 2026, we engaged an independent security consultant to conduct a comprehensive review of our executive security program. The consultant concluded that the Company’s existing security measures are appropriate given our size, operational footprint, industry dynamics, and the increased external risk environment in which senior executives operate.
Consistent with the consultant’s findings and reflective of the evolving and heightened external risk environment, the Company is incurring a one-time cost for a residential security installation in connection with the CEO’s change in primary residence under the Board‑approved Executive Officer Security Policy. Due to the timing of the work, the related incremental cost is expected to be incurred across FY 2026 and FY 2027. This is a non‑recurring cost that is specific to the CEO’s change in residence and the prevailing risk conditions and not indicative of an ongoing expansion of the security program. For FY 2026, Mr. Tyler was responsible for the cost of his home security monitoring.
The Policy further requires our CEO to use the corporate aircraft for both business and personal use. The security services provided to our CEO, including residential security systems and related equipment, are designed to mitigate risks associated with the CEO’s role at McKesson and are considered necessary business expenses. The Company does not reimburse our NEOs for taxes due on imputed income for items or services provided under the Executive Officer Security Policy.
In accordance with SEC disclosure rules, the aggregate incremental cost of these services is reported in the 2026 Summary Compensation Table.

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Compensation Peer Group
Peer Selection Process
Each year, the Compensation and Talent Committee determines which companies possess sufficiently similar business characteristics or sector fit to be included in the peer group. A key objective of our executive compensation program is to ensure that the total compensation package we provide to our executive officers is competitive with the companies we compete against for executive talent. The Compensation and Talent Committee consults with its independent compensation consultant to develop a compensation peer group of companies to serve as the basis for comparing McKesson’s executive compensation program to the market. The Compensation and Talent Committee uses the guiding principles and questions below as a foundational tool to determine McKesson’s Compensation Peer Group.

Guiding Principles for McKesson Peer Selection

Consider Industry to identify companies with similar business model or philosophy
•Start with direct distribution peers in the healthcare industry
•Expand to other healthcare peers that might interact with McKesson in its value supply chain
•Extend search to non-healthcare peers with operationally similar business models (i.e., companies that have a manufacturing, distribution, wholesale and/or retail component)
Consider Size to ensure companies are similar in scope
Consider other Business Characteristics to identify publicly traded companies headquartered in the U.S.

Questions Addressed in Developing an Effective Peer Group

Who are key performance comparators?	•Which companies have the same or similar customers? •Which companies have similar market demands and influences?

Who are closest competitors for talent?	•Which companies might try to recruit from McKesson? •If McKesson had to replace the executive team, from which companies might it recruit to attract executives with similar capabilities?

Who are the peers from an external perspective?	•Which companies attract similar shareholders? •Who do key analysts name as peers? •Who do current peers name as peers?

FY 2026 Compensation Peer Group and How We Used the Data
As our Company has few direct business competitors, it is difficult to create a peer group based on industry codes, revenues, or market capitalization alone. The Compensation and Talent Committee strives to develop a peer group that best reflects all aspects of McKesson’s complex business. For FY 2026, the committee and its independent compensation consultant used a value supply chain framework to identify companies that may compete with McKesson for executive talent. McKesson’s peers include the following: (1) healthcare companies that may compete or interact with McKesson’s supply chain; (2) non-healthcare companies that are operationally similar to McKesson or other companies in its supply chain; and (3) managed care companies.
The committee then considered factors such as revenue and market capitalization to derive an appropriate number of peers within our value supply chain framework. The committee believes our varied selection of peer group companies provides a better understanding of the evolving and competitive marketplace for executive talent.

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The Compensation and Talent Committee used data derived from our Compensation Peer Group to inform its decisions about overall compensation, compensation elements, optimum pay mix and the relative competitive landscape of our executive compensation program. The committee used multiple reference points when establishing target compensation levels. The committee did not strive to benchmark any individual compensation component or compensation in the aggregate to be at any specific percentile level relative to the market. Our 20 peer companies below are sorted by revenue and market capitalization. They reflect the Compensation Peer Group utilized by the Compensation and Talent Committee at its May 2025 meeting, when it established FY 2026 target direct compensation for our executive officers. To ensure a robust and balanced Compensation Peer Group, select peers fall outside of our preferred market capitalization range due to the difficulty in finding peers of sufficiently large revenue with similar business characteristics.
FY 2026 COMPENSATION PEER GROUP(1)
(1)Revenues and market capitalizations are stated in billions for the most recently completed fiscal year as publicly reported by each company as of March 31, 2026.

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Independent Review Process
The Compensation and Talent Committee sets performance goals, payout scales and target award levels for executive officers. The committee also determines incentive payouts for the prior fiscal year based on actual results against performance goals. While performance goals and payout scales are initially developed by senior management and driven by the Board-approved, one-year operating plan and the rolling three-year strategic plan reviewed with the Board, the committee has the authority to approve, modify or amend management’s performance goals and payout scale recommendations. Performance goals are selected to be consistent with the operating and strategic plans reviewed, challenged and approved by the Board and information routinely communicated to employees or shareholders by management.

Setting Targets for the Fiscal Year	Mid-Year Review	Assessing Year-End Results

•Compensation and Talent Committee’s independent consultant uses data on the Compensation Peer Group derived from independent surveys and disclosures by public companies to inform the committee of competitive pay levels for executive officers.
•Our CEO, in consultation with the Compensation and Talent Committee’s independent compensation consultant and our EVP & CHRO, develops compensation recommendations for the other executive officers, for approval by the committee.
•Compensation and Talent Committee sets target pay for all executive officers, including our CEO.

•Compensation and Talent Committee examines the design and purpose of all executive compensation pay elements.
•Compensation and Talent Committee reviews and considers feedback from shareholders and proxy advisory firms regarding executive compensation program and policies.
•Compensation and Talent Committee reviews compliance with Stock Ownership Policy.
•Management updates the Compensation and Talent Committee on performance against incentive plan pre-established targets.
•Compensation and Talent Committee reflects on market trends and emerging practices in executive compensation and their potential application at McKesson.

•Compensation and Talent Committee reviews current compensation and estimated separation and change in control benefits.
•CEO presents an assessment of his individual performance results to the Board and discusses his goals for the new fiscal year.
•Compensation and Talent Committee considers, among other things, progress on non-financial priority areas, including regulatory, compliance, best talent and environmental objectives, in making executive compensation determinations.
•Board conducts our CEO’s performance review, discusses his performance in executive session and approves his goals for the new fiscal year.
•Compensation and Talent Committee determines our CEO’s incentive compensation payouts in executive session with input from its independent compensation consultant.

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Role of Independent Compensation Consultant
Pursuant to its charter, the Compensation and Talent Committee may retain and terminate the services of any consultant or other advisor, as well as approve the advisor’s fees and other engagement terms. Each year, the committee evaluates the qualifications, performance and independence of its independent compensation consultant. To ensure it receives independent and unbiased advice and analysis, the committee adopted a formal independence policy pursuant to which its compensation consultant’s independence is certified annually.
During FY 2026, the Compensation and Talent Committee agreed to continue its engagement of Korn Ferry as its independent compensation consultant. As discussed throughout this proxy statement, the committee’s independent compensation consultant advises on compensation matters concerning our executive officers. Representatives from Korn Ferry attended all Compensation and Talent Committee meetings during FY 2026 and communicated directly with committee members.
The fees incurred for FY 2026 services provided by Korn Ferry to the Compensation and Talent Committee totaled $335,000. During FY 2026, Korn Ferry provided other talent services to the Company at management’s request to develop a leadership competency model aligned to the Company’s LEADRx leadership framework, for fees totaling approximately $125,191. Services requested by Company management were approved by the Chair of the Compensation and Talent Committee and were contracted for with members of Korn Ferry that were not part of Korn Ferry’s engagement with the Compensation and Talent Committee. The Compensation and Talent Committee believes Korn Ferry’s other work for the Company does not raise a conflict of interest and does not impair Korn Ferry’s ability to provide independent advice to the committee concerning executive compensation matters. In reaching its conclusion, Compensation and Talent Committee members took into account, among other things, the factors set forth in Exchange Act Rule 10C-1 and the NYSE listing standards.
Role of Management
Our CEO provides the Compensation and Talent Committee with pay recommendations for executive officers other than himself. The Compensation and Talent Committee, with input from the committee’s independent compensation consultant, determines our CEO’s compensation in executive session. Our Executive Vice President and Chief Human Resources Officer attends committee meetings to provide perspective and expertise relevant to the agenda. Management supports the committee’s activities by providing analyses and recommendations as requested. Management also reports to the committee on a regular basis regarding feedback received in the course of year-round shareholder engagement.
Information on Other Compensation-Related Topics
Severance and Change in Control Benefits
Our Severance Policy for Executive Employees (Executive Severance Policy) affords benefits to selected management employees, including our executive officers. We provide severance benefits to give executives a measure of financial security following the loss of employment, and to protect the Company from competitive activities after their departure. We believe these benefits are important to attract and retain executives in a highly competitive industry. This policy applies if an executive officer is terminated by the Company for reasons other than for cause and the termination is not covered by the Company’s Change in Control Policy for Selected Executive Employees (CIC Policy).
Award agreements under our 2022 Stock Plan and 2013 Stock Plan include change in control provisions which provide for “double-trigger” vesting upon an involuntary or constructive termination of employment following a change in control. Our CIC Policy provides for cash severance benefits to selected management employees in the event of an involuntary or constructive termination of employment occurring in connection with a change in control. We believe our CIC Policy is in our shareholders’ best interest, so that senior management can remain focused on important business decisions and not on how a potential transaction may affect them personally. The CIC Policy is administered by the Compensation and Talent Committee and benefits are consistent with current market practice. More detailed descriptions of the Executive Severance Policy and the CIC Policy are provided below at “Severance and Change in Control Policies" on page 71.

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Stock Ownership Policy
The Company maintains robust guidelines for stock ownership by executive officers. Our CEO’s ownership requirement is six times base salary, and the ownership requirement for each of the Company’s other executive officers is three times their respective base salaries. Shares subject to PSU target awards do not count toward ownership under the policy. The Company reserves the right to restrict sales of the underlying shares of vesting equity awards if executives fail to meet the ownership requirements specified in the policy. Additionally, executives are required to hold 75% of the net after-tax shares issued upon the vesting or exercise of an award until the policy’s requirements are met. Once the requirement is met, executives must maintain that level of ownership or again be subject to the 75% holding requirement. Members of our Board are also subject to stock ownership guidelines, which are summarized above at “Director Compensation – Equity Compensation.”
The Compensation and Talent Committee reviews executive officer compliance with our Stock Ownership Policy each year. As of March 31, 2026, all NEOs satisfied their stock ownership requirement.

Name	Stock Ownership Policy
	Target Ownership		Actual Ownership
	Multiple of Base Salary	Multiple Expressed in Dollars	Multiple of Base Salary(1)	Value of Shares Held by Executives in Dollars(2)
Brian S. Tyler	6	9,600,000	13.7	21,957,078
Britt J. Vitalone	3	3,213,600	17.4	18,678,369
Michele Lau	3	2,325,000	8.5	6,597,279
LeAnn B. Smith	3	2,100,000	7.6	5,297,734
Thomas L. Rodgers	3	1,950,300	6.2	4,051,616
(1)NEO ownership is stated as of March 31, 2026, using base salary figures as of the end of FY 2026. The ownership requirement may be met through any combination of the following:
•Direct stock holdings of the Company’s common stock, including shares held in a living trust, a family partnership or corporation controlled by the officer, unless the officer expressly disclaims beneficial ownership of such shares;
•Shares of the Company’s common stock held in the 401(k) Plan;
•Shares of the Company’s common stock underlying outstanding restricted stock and restricted stock unit awards; and/or
•Shares of the Company’s common stock underlying restricted stock units that are vested and deferred under a Company-sponsored deferral program.
(2)Based on the $865.36 closing price of the Company’s common stock as reported by the NYSE on March 31, 2026.
Anti-Hedging and Pledging Policies and Practices
The Company’s framework of insider trading policies and procedures prohibits all directors and executive officers from engaging in any hedging transaction with respect to Company securities. These individuals are also prohibited from holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan. Pledges of Company securities arising from certain types of hedging transactions are also prohibited. See page 25 for more detailed information.
Equity Grant Policy and Procedures
Under the Company’s written equity grant policy, the grant date of equity awards is generally the date on which the Board or the Compensation and Talent Committee approves the award by meeting or unanimous written consent or a later date designated in such approval. In the case that an equity award is approved when the Company’s directors or employees may be in possession of material non-public information, the grant date of the equity award is deferred until the earlier of (1) the completion of one NYSE core trading session after the Company publicly discloses its quarterly earnings, or (2) the passage of 24 hours after the Company has publicly disclosed its quarterly earnings. The Company’s annual equity grants generally occur at the end of May each year, close in time to our public announcement of financial results for the prior completed fiscal year and publication of our forward estimate of earnings for the current fiscal year.

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The annual PSU program has a three-year performance period and the shares that are earned are not subject to any further vesting conditions. RSU awards generally vest over three years. For the time being, the Company has discontinued the grant of stock options.
Recoupment Policies
The Board is dedicated to maintaining and enhancing a culture focused on integrity and accountability that discourages conduct detrimental to the Company’s sustainable growth. The Company maintains two recoupment policies described below.
Compensation Recoupment Policy. Our Compensation Recoupment Policy is incorporated by reference into all of our incentive plans, including those plans in which our NEOs participate.
The policy applies to any employee who receives a cash or equity award. The Company may recover or “claw back” all time- and performance-based equity awards, including Performance Stock Units and Restricted Stock Units, as well as cash awards, if an employee:
•Engages in misconduct pertaining to a financial reporting requirement under the federal securities laws that in turn would require the Company to file a restatement of its audited financial statements with the SEC to correct an error;
•Receives such compensation based on an inaccurate financial or operating measure that when corrected causes significant harm to the Company;
•Engages in any fraud, theft, misappropriation, embezzlement or dishonesty to the detriment of the Company’s financial results as filed with the SEC; or
•Engages in conduct which is not in good faith and which disrupts, damages, impairs or interferes with the business, reputation or employees of McKesson or any of its subsidiaries or affiliates.
The committee may recover the compensation described above after consideration of factors it deems appropriate, such as, for example, the passage of time since the occurrence of the act and any pending or threatened legal proceeding relating to the employee’s conduct.
In the event that compensation is recovered from current or former Section 16 officers pursuant to the Financial Restatement Recoupment Policy described below, the Company has the discretion to recover erroneously awarded compensation from other non-officer employees who are not subject to the Financial Restatement Recoupment Policy.
If triggered, then to the fullest extent permitted by law, the Company may require the employee to reimburse the Company for all or a portion of any compensation received in cash within the last 12 months, and remit to the Company any compensation received from the vesting or exercise of equity-based awards occurring within the last 12 months. The Company will publicly disclose the results of any deliberations about whether to recoup compensation from an executive officer unless, in individual cases and consistent with any legally mandated disclosure requirements, the Board or the Compensation and Talent Committee concludes that legal or privacy concerns would prevent such disclosure.
Financial Restatement Recoupment Policy. This policy is intended to comply with the requirements of Section 10D of the Securities Exchange Act and the rules of the NYSE under which the Company must recover certain excess incentive-based compensation paid to Section 16 officers in the event of a restatement of our financial statements due to our material noncompliance with any financial reporting required under U.S. federal securities laws. Recovery under the Financial Restatement Recoupment Policy is mandatory, and no misconduct is required.
A copy of our Financial Restatement Recoupment Policy is filed as Exhibit 97 to our Annual Report on Form 10-K, as filed with the SEC on May 8, 2024.

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Compensation and Talent Committee Report on Executive Compensation
We have reviewed and discussed with management the Compensation Discussion and Analysis. Based on such review and discussions, the Compensation and Talent Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference to McKesson Corporation’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026.
Compensation and Talent Committee of the Board of Directors
Donald R. Knauss*, Chair
Julie L. Gerberding, M.D., M.P.H.
James H. Hinton*
Kathleen Wilson-Thompson

*Served on Compensation and Talent Committee until June 1, 2026

Compensation and Talent Committee Interlocks and Insider Participation
The Compensation and Talent Committee is currently composed of Bradley E. Lerman, Dominic J. Caruso, Julie L. Gerberding, M.D., M.P.H. and Kathleen Wilson-Thompson. No member of the Compensation and Talent Committee is, or was during FY 2026, a current or former officer or employee of the Company or any of its subsidiaries. Additionally, during FY 2026, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation and Talent Committee of the Company.

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2026 Summary Compensation Table
The table below provides information regarding compensation and benefits earned by our NEOs.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Brian S. Tyler Chief Executive Officer	2026	1,591,667	-0-	17,201,202	4,456,668	963,507	24,213,044
	2025	1,541,667	-0-	14,500,512	3,669,167	450,368	20,161,714
	2024	1,490,000	-0-	13,500,408	3,142,410	864,725	18,997,543
Britt J. Vitalone Executive Vice President and Chief Financial Officer	2026	1,064,333	-0-	5,600,332	1,862,583	209,815	8,737,063
	2025	1,025,000	-0-	5,000,853	1,524,688	131,640	7,682,181
	2024	937,500	-0-	4,350,396	1,335,938	158,827	6,782,661
Michele Lau Executive Vice President and Chief Legal Officer	2026	766,583	-0-	3,651,388	1,073,216	104,870	5,596,057
	2025	720,417	-0-	3,001,093	857,296	647,899	5,226,705
	2024	175,000	1,500,000	6,851,529	199,500	80,225	8,806,254
LeAnn B. Smith Executive Vice President and Chief Human Resources Officer	2026	693,833	-0-	2,500,580	971,366	87,930	4,253,709
	2025	658,750	-0-	2,200,981	783,913	74,255	3,717,899
	2024	635,418	100,000	2,000,379	724,377	80,941	3,541,115
Thomas L. Rodgers Executive Vice President and Chief Strategy and Business Development Officer	2026	647,450	-0-	1,750,698	906,430	81,973	3,386,551
	2025	631,117	-0-	1,751,295	751,029	79,866	3,213,307
	2024	611,750	-0-	1,750,716	697,395	119,115	3,178,976
(1)Stock Award amounts shown represent the aggregate grant date fair value of stock-based awards calculated in accordance with ASC Topic 718. These values exclude estimated forfeitures and may not reflect compensation actually received by our executive officers. The assumptions used to calculate the value of these awards can be found in Financial Note 4 of the Company’s consolidated financial statements in its Annual Report on Form 10-K for the fiscal year ended March 31, 2026, as filed with the SEC on May 8, 2026. For awards that are not subject to performance conditions, such as RSUs, the maximum award levels would not result in awards greater than disclosed in the table above. For awards that are subject to performance conditions, such as PSUs, we report the value at grant date based upon the probable outcome of such conditions consistent with our estimate of aggregate compensation cost to be recognized over the service period determined under ASC Topic 718, excluding the effect of estimated forfeitures.
The following represents the aggregate value based on the maximum number of shares that may be earned for PSU awards computed in accordance with ASC Topic 718 for each of the fiscal years presented above: Mr. Tyler, $24,769,402, $17,400,834, and $16,200,475; Mr. Vitalone, $8,063,980, $6,001,298, and $5,220,716; Ms. Lau, $5,257,864, $3,601,500, and $3,422,373; Ms. Smith, $3,600,601, $2,640,942, and $2,400,677; and Mr. Rodgers, $2,520,800, $2,101,728, and $2,101,068.
(2)All Other Compensation components shown in the table below represent the following amounts with respect to FY 2026:

Name	401(k) Plan Match ($)(a)	Nonqualified Deferred Compensation Plan Match ($)(b)	Financial Counseling ($)(c)	Executive Officer Security ($)(d)	Relocation ($)(e)	Other Perquisites ($)(f)	Total All Other Compensation ($)
Brian S. Tyler	14,000	196,433	19,114	660,912	63,048	10,000	963,507
Britt J. Vitalone	14,000	89,561	19,114	87,140	-0-	-0-	209,815
Michele Lau	14,000	50,955	19,709	-0-	-0-	20,206	104,870
LeAnn B. Smith	14,000	45,110	19,114	-0-	-0-	9,706	87,930
Thomas L. Rodgers	14,000	41,939	19,114	-0-	-0-	6,920	81,973
(a)Matching Contributions to 401(k) Plan:
These are amounts contributed by the Company to each NEO’s account under our 401(k) plan.
(b)Matching Contributions to Nonqualified Deferred Compensation Plans:
As described below in the narrative following the 2026 Nonqualified Deferred Compensation Table, the SRSP provides for matching contributions. Matching contributions credited by the Company to each NEO’s SRSP account were as follows: Mr. Tyler, $196,433; Mr. Vitalone, $89,561; Ms. Lau, $50,955; Ms. Smith, $45,110; and Mr. Rodgers, $41,939.

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(c)Financial Counseling Services:
These amounts represent the cost of financial counseling services provided to each NEO.
(d)Executive Officer Security Policy:
Company Aircraft: Mr. Tyler is required under our security policy to use the Company aircraft for security, productivity and privacy reasons. The aggregate incremental cost of personal use of the Company aircraft for Mr. Tyler in FY 2026 was $361,907. In accordance with our security policy, Mr. Tyler approved Mr. Vitalone’s personal use of the Company’s aircraft. The aggregate incremental cost of personal use of the Company aircraft for Mr. Vitalone in FY 2026 was $64,367. To calculate this cost, the Company determines the total variable annual operating cost for each aircraft, such as fuel, trip-related maintenance, landing and parking fees, crew expenses, supplies and catering. The total variable operating cost is then averaged for all flight hours flown and multiplied by the total number of personal flight hours for each NEO. Fixed annual costs that do not change based on usage, such as pilots’ salaries, home hangar expenses, general taxes, routine maintenance and insurance, are excluded from the incremental cost calculation. If an aircraft flies empty before picking up or after dropping off a passenger flying for personal reasons, and the empty flight is not related to any other business-related travel, this “deadhead” segment is included in the incremental cost calculation for determining personal use. Subject to availability and space, occasionally personal guests may accompany our named executive officers on business or personal travel, but, in these instances, there was no incremental cost to the Company.
Vehicle Transport: Due to Mr. Tyler’s and Mr. Vitalone’s risk profiles, a vetted transportation service is made available for ground transportation requirements, which may include limited personal trips that are logged separately for mileage and time. The aggregate incremental cost of personal use of Company-provided ground transportation for Mr. Tyler and Mr. Vitalone in FY 2026 was $51,933 and $22,773, respectively. The Company determines the amount associated with personal use of a Company vehicle by calculating the incremental cost to the Company based on the annual lease value of the car and fuel utilization. For tax purposes, the cost of the personal use is imputed as income and no gross-up payment for these taxes is made by the Company.
Home Security: Based on an evaluation performed by an independent security consultant, the Company paid $247,072 in FY 2026 for a portion of the one-time installation of residential security devices for Mr. Tyler in connection with his change in primary residence. For a complete description of Mr. Tyler’s security benefit, please refer to the section entitled “Other Compensation and Benefits” on page 56.
The Company does not reimburse our NEOs for taxes due on imputed income for items or services provided under the Executive Officer Security Policy.
(e)Relocation:
In relation to Mr. Tyler’s prior international assignment, includes $63,048 for his income tax gross-ups paid during FY 2026 pursuant to the Company’s relocation policy. These relocation benefits are provided to all Company employees covered by the policy.
(f)Other Perquisites:
Annual Physical Examinations: For Mr. Tyler, Ms. Lau, and Mr. Rodgers, includes $5,000 per executive for annual physical examinations.
McKesson Foundation Company Matching Contributions: For Ms. Lau, Ms. Smith, and Mr. Rodgers, includes $5,000, $2,000, and $1,920, respectively, in matching contributions made by the McKesson Foundation to charitable organizations. For Mr. Tyler and Ms. Lau, includes $5,000 and $2,500, respectively, donated by the McKesson Foundation to charitable organizations in respect of their service as directors of these organizations.
Personal Cybersecurity Protection: For Ms. Lau and Ms. Smith, includes $7,706 each in Company‑paid personal cybersecurity protection.

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Executive Compensation

2026 Grants of Plan-Based Awards Table
The table below provides information on plan-based awards granted to our NEOs during the fiscal year ended March 31, 2026:

Name	Type of Award	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(5)
			Threshold ($)(3)	Target ($)	Maximum ($)	Threshold (#)(4)	Target (#)	Maximum (#)
Brian S. Tyler	RSU	5/20/2025							9,567	6,880,491
	PSU	5/20/2025				5,440	13,601	32,642		10,320,711
	MIP		1,591,667	3,183,334	6,366,668
Britt J. Vitalone	RSU	5/20/2025							3,115	2,240,277
	PSU	5/20/2025				1,771	4,428	10,627		3,360,055
	MIP		665,208	1,330,416	2,660,833
Michele Lau	RSU	5/20/2025							2,031	1,460,675
	PSU	5/20/2025				1,155	2,887	6,929		2,190,713
	MIP		383,292	766,583	1,533,166
LeAnn B. Smith	RSU	5/20/2025							1,391	1,000,393
	PSU	5/20/2025				791	1,977	4,745		1,500,187
	MIP		346,917	693,833	1,387,666
Thomas L. Rodgers	RSU	5/20/2025							974	700,491
	PSU	5/20/2025				554	1,384	3,322		1,050,207
	MIP		323,725	647,450	1,294,900
(1)Amounts shown represent the range of possible cash payouts under the MIP for the FY 2026 performance period. Amounts actually earned under the FY 2026 MIP are included in the 2026 Summary Compensation Table under the column titled “Non-Equity Incentive Plan Compensation.” Information regarding the operation of the MIP is provided above in the section titled “Each Compensation Element Serves a Unique Purpose.”
(2)Amounts shown for PSUs represent the range of possible payouts for the FY 2026 — FY 2028 performance period that the Compensation and Talent Committee established at its May 2025 meeting with respect to annual PSU awards. Payout decisions for these PSU awards will be made in May 2028.
(3)Amounts shown for MIP represent 50% of the target payout for FY 2026, which is the threshold award payout.
(4)Amounts shown for the annual PSUs represent 40% of the target payout for the FY 2026 — FY 2028 performance period, which is the threshold award payout.
(5)Amounts shown reflect the aggregate grant date fair values of RSU and PSU awards computed in accordance with ASC Topic 718, and do not reflect actual realized values. A portion of the grant date fair value of PSU awards was determined by an independent third party using a Monte Carlo simulation model because the performance goals applicable to the PSU awards include a combination of operational and market-based (rTSR) criteria.

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2026 Outstanding Equity Awards Table
The table below provides information on option awards and stock awards held by our NEOs as of March 31, 2026:

Name	Stock Awards
	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Brian S. Tyler	21,146	18,298,903	90,115	77,981,916
Britt J. Vitalone	7,005	6,061,847	29,818	25,803,304
Michele Lau	4,238	3,667,396	17,511	15,153,319
LeAnn B. Smith	3,133	2,711,173	13,368	11,568,132
Thomas L. Rodgers	2,414	2,088,979	10,512	9,096,664
(1)Stock awards vest as follows:
For Mr. Tyler, 3,189 shares on May 20, 2026; 3,500 shares on May 21, 2026; 4,579 shares on May 23, 2026; 3,189 shares on May 20, 2027; 3,500 shares on May 21, 2027; and 3,189 shares on May 20, 2028.
For Mr. Vitalone, 1,038 shares on May 20, 2026; 1,207 shares on May 21, 2026; 1,476 shares on May 23, 2026; 1,038 shares on May 20, 2027; 1,207 shares on May 21, 2027; and 1,039 shares on May 20, 2028.
For Ms. Lau, 677 shares on May 20, 2026; 724 shares on May 21, 2026; 758 shares on February 9, 2027; 677 shares on May 20, 2027; 725 shares on May 21, 2027; and 677 shares on May 20, 2028.
For Ms. Smith, 463 shares on May 20, 2026; 531 shares on May 21, 2026; 679 shares on May 23, 2026; 464 shares on May 20, 2027; 532 shares on May 21, 2027; and 464 shares on May 20, 2028.
For Mr. Rodgers, 324 shares on May 20, 2026; 423 shares on May 21, 2026; 594 shares on May 23, 2026; 325 shares on May 20, 2027; 423 shares on May 21, 2027; and 325 shares on May 20, 2028.
(2)Based on the $865.36 closing price of the Company’s common stock as reported by the NYSE on March 31, 2026, the last trading day of our fiscal year.
(3)SEC rules require us to disclose the threshold payout amounts for PSU awards outstanding as of the end of the fiscal year, except that if performance during the last completed fiscal year has exceeded threshold performance, the disclosure is based on the next higher performance measure.
Outstanding PSUs actually earned, if any, will pay out in May 2026, May 2027 and May 2028. The following amounts reflect actual payout values with respect to FY 2024 — FY 2026 PSU awards, which exceeded target performance levels, and maximum payouts for FY 2025 — FY 2027 PSUs and FY 2026 — FY 2028 PSUs granted to our NEOs:
Completion of the three-year PSU performance period ending March 31, 2026 — Mr. Tyler, 27,863 shares; Mr. Vitalone, 8,979 shares; Ms. Lau, 4,454 shares; Ms. Smith, 4,129 shares; and Mr. Rodgers, 3,614 shares.
Completion of the three-year PSU performance period ending March 31, 2027 — Mr. Tyler, 29,610 shares; Mr. Vitalone, 10,212 shares; Ms. Lau, 6,128 shares; Ms. Smith, 4,494 shares; and Mr. Rodgers, 3,576 shares.
Completion of the three-year PSU performance period ending March 31, 2028 — Mr. Tyler, 32,642 shares; Mr. Vitalone, 10,627 shares; Ms. Lau, 6,929 shares; Ms. Smith, 4,745 shares; and Mr. Rodgers, 3,322 shares.

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2026 Stock Vested Table
The table below provides information on stock awards vested with respect to our NEOs during the fiscal year ended March 31, 2026:

Name	Stock Awards
	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Brian S. Tyler	46,189	33,186,519
Britt J. Vitalone	14,410	10,353,369
Michele Lau	5,472	5,089,456
LeAnn B. Smith	6,045	4,453,510
Thomas L. Rodgers	5,268	3,784,835
(1)Amounts shown represent the aggregate fair market values of the Company’s common stock realized upon the vesting of RSUs. In addition to the amount realized upon vesting of RSUs, each NEO received cash payments of dividend equivalents as follows — Mr. Tyler, $71,376; Mr. Vitalone, $22,666; Ms. Lau, $29,150; Ms. Smith, $12,273; and Mr. Rodgers, $8,477.

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2026 Nonqualified Deferred Compensation Table
The table below provides information on the contributions, earnings and account balances for our NEOs participating in a Company-sponsored nonqualified deferred compensation program. The nonqualified deferred compensation plans referenced in the table below are described in the narrative immediately following the table.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Withdrawals/ Distributions ($)(4)	Aggregate Balance at Last Fiscal Year-End ($)
Brian S. Tyler
SRSP Plans	245,542	196,433	428,928	-0-	5,195,920
DCAP Plans	-0-	-0-	259,837	-0-	5,139,793
Dividend Equivalents	-0-	67,393	-0-	71,376	92,525
Britt J. Vitalone
SRSP Plans	111,951	89,561	112,077	-0-	1,210,819
DCAP Plans	-0-	-0-	10,333	-0-	139,813
Dividend Equivalents	-0-	22,280	-0-	22,666	30,702
Michele Lau
SRSP Plans	63,694	50,955	13,351	-0-	179,726
DCAP Plans	-0-	-0-	-0-	-0-	-0-
Dividend Equivalents	-0-	26,569	-0-	29,150	16,499
LeAnn B. Smith
SRSP Plans	56,387	45,110	39,000	-0-	356,589
DCAP Plans	-0-	-0-	-0-	-0-	-0-
Dividend Equivalents	-0-	11,330	-0-	12,273	13,783
Thomas L. Rodgers
SRSP Plans	52,424	41,939	104,060	-0-	930,782
DCAP Plans	-0-	-0-	-0-	-0-	-0-
Dividend Equivalents	-0-	7,834	-0-	8,477	11,059
(1)Amounts shown reflect deferrals into SRSP and/or DCAP III accounts. These amounts are reported as compensation in the 2026 Summary Compensation Table shown above.
(2)Amounts shown represent Company contributions to SRSP and/or DCAP III accounts, as well as dividend equivalents on unvested RSUs. All recipients of RSUs, including our NEOs, receive dividend equivalents at the same dividend rate received by the Company’s common stock investors, which is currently $0.82 per share per quarter.
(3)Amounts shown include earnings (or losses) on compensation deferred into the current SRSP and DCAP III plans and their respective predecessor plans.
(4)Amounts shown represent dividend equivalents that were distributed in cash upon vesting of the related RSUs.

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Supplemental Retirement Savings Plan
The SRSP was originally adopted by the Board on January 1, 2005 and is the successor plan to the Supplemental Profit-Sharing Investment Plan (SPSIP), which was frozen effective December 31, 2004. The SRSP includes deferral and distribution provisions intended to comply with IRC Section 409A. The SRSP was most recently amended effective July 30, 2019.
U.S. employees, including NEOs, may elect to participate in the SRSP. Participants may elect to defer, in whole percentages, from 1.0% to 5.0% of covered compensation in excess of the IRC Section 401(a)(17) limit ($350,000 for the plan year ending March 31, 2026). “Covered compensation” under this plan includes base salary and MIP payouts. An election to participate in the SRSP remains in effect until the participant informs the plan administrator that he or she wishes to cease participation. In that case, the election to cease participation becomes effective at the beginning of the next calendar year. At an employee contribution level of 5.0%, the Company contributes an additional 4.0% of the participant’s eligible pay as a matching contribution, consistent with the terms of our 401(k) Plan (Company Match). Participants are 100% vested in both the Company Match and their own contributions in the SRSP.
Participants in the SRSP and SPSIP make a distribution election at the time they elect to enroll in the plan. Upon separation from service, distributions may be made in either a lump sum or in installments. If the separation from service is not due to retirement, disability or death, the entire account balance is distributed as a lump sum at a time such payment would comply with IRC Section 409A. Distributions under the SRSP and the SPSIP are subject to ordinary income taxes.
Accounts in the SRSP are credited with earnings (or losses) based on the employee’s choice of hypothetical investments in certain of the funds offered under our 401(k) Plan. In the event no such hypothetical investment choice is made, interest is credited to the participant’s account at a default interest rate, which is 120% of the long-term applicable federal rate published by the IRS for December of the immediately preceding calendar year.
Unlike tax-qualified retirement accounts, assets for the payment of benefits under the SRSP and SPSIP are not held in trust. Distributions under these plans are paid from the Company’s general corporate funds. Participants and their beneficiaries are unsecured general creditors of the Company with no special or prior right to any Company assets for payment of any obligation under the plans.

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Deferred Compensation Administration Plan III
The DCAP III was adopted by the Board on January 1, 2005 and is the successor plan to the Deferred Compensation Administration Plan II, which was frozen effective December 31, 2004. The DCAP III includes deferral and distribution provisions intended to comply with IRC Section 409A. The DCAP III was most recently amended effective July 30, 2019.
Participation in DCAP III is offered to all senior-level management and executive-level employees, including our NEOs, and certain additional categories of senior-level professionals who are highly compensated employees. Participants may elect to defer into the DCAP III up to 75% of their annual base salary and up to 90% of their annual MIP payout. Unlike the SRSP, an employee’s election to participate in the DCAP III is in effect for only one calendar year. Amounts deferred under the DCAP III are credited to a book account, and credited with earnings (or losses) based on the employee’s choice of hypothetical investments in certain of the funds offered under the 401(k) Plan. In the event no such hypothetical investment choice is made, interest is credited to the participant’s account at a default interest rate, which is 120% of the long-term applicable federal rate published by the IRS for December of the immediately preceding calendar year (DCAP Rate).
Participants in the DCAP III make a distribution election at the time they elect to defer compensation. Distributions may be made at one or more specified dates in the future or upon separation from service in either a lump sum or in installments. If the separation from service is not due to retirement, disability or death, the entire account balance is distributed as a lump sum at a time such payment would comply with IRC Section 409A. Distributions under the DCAP plans are subject to ordinary income taxes.
Earnings that are deferred into the DCAP III are not considered “covered compensation” for 401(k) Plan or SRSP purposes, as defined by those plans. No 401(k) Plan or SRSP employee deductions are taken from compensation deferred into the DCAP III. To keep the DCAP III participants whole with respect to their Company Match, an amount is credited to a participant’s DCAP III account equal to 4% of the amount deferred.
As with the SRSP and the SPSIP, assets for the payment of benefits under the DCAP plans are not held in trust. Distributions are paid from the Company’s general corporate funds. Participants and their beneficiaries are unsecured general creditors of the Company with no special or prior right to any Company assets for payment of any obligation under the plans.
Severance and Change in Control Policies
Executive Severance Policy
The Severance Policy for Executive Employees, as amended and restated April 26, 2022 (Executive Severance Policy), applies in the event an executive officer is terminated by the Company for reasons other than for “Cause” and the termination is not covered by the Company’s CIC Policy, which is described below. Cause has the definition set forth in the Executive Severance Policy, which was included as an exhibit to the Company’s Annual Report on Form 10-K, as filed with the SEC on May 9, 2022.
The benefit payable to participants under the Executive Severance Policy is a minimum of 12 months’ base salary, plus one month’s base salary per year of service, up to a maximum of 24 months. Benefits under this plan are paid as salary continuation and are reduced or eliminated by any income the executive receives under the Company’s short-term disability plan. Participants must execute a general release of the Company and its affiliates in order to receive severance benefits. In addition, benefits are subject to forfeiture and clawback if (1) the participant violates any continuing restrictive covenant obligation under any Company agreement, plan or policy, or if the participant does not comply with obligations under the release, (2) following termination the Company determines that the participant engaged in any certain act or omission during employment that would have entitled the Company to terminate the participant’s employment for Cause or (3) as determined by the Compensation and Talent Committee in its sole discretion, the participant has engaged in any other conduct not in good faith that is injurious to the Company.

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Executive Compensation

In addition to the benefits under the Executive Severance Policy, award agreements under our 2022 Stock Plan and 2013 Stock Plan provide for accelerated vesting of RSUs that would have vested within six months following termination and continued participation in PSU awards that would have paid out within six months of termination in the event an executive officer is terminated by the Company for reasons other than for “Cause.” Alternatively, if the officer has attained normal retirement or would be eligible for normal retirement within six months of termination, the officer is entitled to continued vesting of RSU awards and continued participation in PSU awards, provided that the award was granted at least one year before termination. For equity awards granted before April 23, 2024, "normal retirement" means age 60 with at least 10 years of service. For equity awards granted on or after April 23, 2024, "normal retirement" means age 55 with at least 10 years of service.
Change in Control Policy
The Change in Control Policy for Selected Executive Employees, amended and restated effective January 28, 2020 (CIC Policy), provides for severance payments to eligible executive employees of the Company (including executive officers). Payments under the CIC Policy are paid only upon a qualifying separation from service that occurs within six months prior to, or 24 months following, a “Change in Control.” For purposes of the CIC Policy, a qualifying separation from service is one that is by the Company other than for “Cause” and either proximate to or instigated by the party involved in, or otherwise in connection with, the Change in Control, or one that is initiated by the participant for “Good Reason.” Cause and Good Reason have the definitions set forth in the CIC Policy, which was included as an exhibit to the Company’s Annual Report on Form 10-K, as filed with the SEC on May 22, 2020. A Change in Control is defined as the occurrence of any change in ownership of the Company, a change in the effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, all as defined in IRC Section 409A.
The CIC Policy expands eligibility for benefits to a larger employee group than is eligible under the Executive Severance Policy. Tier one participants (which would include any NEO participating in the CIC Policy) are eligible for a cash benefit equal to 2.99 times the participant’s “Earnings,” defined by the policy as the sum of (1) annual base salary plus (2) the greater of (A) the participant’s target bonus under the MIP or (B) the average of the participant’s MIP award for the latest three years for which the participant was eligible to receive an award (or such lesser period of time during which the participant was eligible to receive an award). Tier one participants are eligible for Company-paid life insurance for three years, and a taxable cash payment which is sufficient to provide a net amount equal to the participant’s premium for COBRA continuation coverage for three years. CIC Policy severance payments may be delayed following a participant’s separation from service to comply with IRC Section 409A. Any payments delayed as a result of such compliance will accrue interest at the DCAP Rate until paid.
Effective January 28, 2020, the Compensation and Talent Committee approved amendments to the CIC Policy that eliminated excise tax gross-ups. In the event that payments and benefits received in connection with a change in control would constitute parachute payments subject to excise tax under IRC Section 4999, payments and benefits will be reduced to the extent necessary to avoid payment of the excise tax, but only if the reduction results in a greater after-tax benefit to the participant.
Award agreements under our 2022 Stock Plan and 2013 Stock Plan include change in control provisions which provide for “double-trigger” vesting upon an involuntary or constructive termination of employment following a change in control. Our CIC Policy provides for cash severance benefits to selected management employees in the event of an involuntary or constructive termination of employment occurring in connection with a change in control (as defined in the CIC Policy).
Potential Payments upon Termination or Change in Control
The following narrative describes potential payments and benefits that may be received by our NEOs or their respective beneficiaries pursuant to existing plans or arrangements under various separation scenarios, including termination of employment or a change in control of McKesson.

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Benefits and Payments upon Death or Disability
In the event of (1) death or (2) termination of employment due to permanent and total disability, which occurs on the first anniversary of the date the executive is unable to perform services, executives are entitled to accelerated vesting of their outstanding options and RSUs, prorated PSU awards and prorated MIP awards. Prorated PSU and MIP payments are made at the end of the performance period when payments are made to actively employed plan participants. Vested stock options remain exercisable for three years, subject to earlier expiration of the option term.
Termination for Cause
Generally, under the Company’s incentive plans and programs, “cause” means the executive’s willful misconduct and in some cases the executive’s negligent misconduct, which, in any case, is injurious to the Company. The specific consequences of such behavior are reflected in the applicable plan documents. In the event of termination for Cause, all obligations or commitments under our incentive plans are canceled or voided, including outstanding equity grants, vested stock options, and MIP awards. However, payments such as accrued but unpaid salary and paid time off are made as required by federal and state laws.
Benefits and Payments upon Voluntary Termination
In the event of voluntary termination, all unvested incentive awards are canceled unless the employee is eligible for certain benefits based on age and service with the Company. Employees whose age plus service equals 65 (65 points) are eligible for prorated MIP awards upon voluntary termination on or after January 1 of the fiscal year. Under the 2022 Stock Plan and 2013 Stock Plan (referred to below as the Stock Plans), all employee participants with at least 65 points have three years to exercise vested stock options following a voluntary termination, subject to expiration of the option term. Employees who have attained normal retirement are eligible for continued vesting of equity awards following a voluntary termination, and the full term to exercise stock options, provided they have completed at least one year of service following the grant date (refer to the section entitled "Executive Severance Policy" on page 71 for the definition of normal retirement).
Benefits and Payments upon Involuntary Termination
The Executive Severance Policy covers our executive officers, including our NEOs. The Executive Severance Policy is described above under “Severance and Change in Control Policies.”
Benefits and Payments upon Involuntary Termination in Connection with a Change in Control
The CIC Policy provides severance benefits to certain selected employees, including our NEOs. The CIC Policy is described above under “Severance and Change in Control Policies.”
Upon a qualifying termination in connection with a Change in Control, award agreements under the Stock Plans provide for accelerated vesting of outstanding unvested equity awards. Award agreements under the Stock Plans provide that upon a Change in Control, PSUs convert into time-based vesting awards based on the greater of target or actual performance under the terms of the awards through the date of the Change in Control. The MIP provides for payment, after the end of the fiscal year in which a Change in Control occurs, equal to the greatest of (1) the target award; (2) the award payable based on actual performance; or (3) the average actual award payable to the participant for the prior three years. This MIP award is also payable if the participant’s employment is involuntarily terminated within 12 months after a Change in Control.

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The table below sets forth the value of benefits to which NEOs or their beneficiaries may be entitled under the five termination scenarios described above. Unless otherwise noted, the amounts shown assume separation on March 31, 2026 and, where applicable, are calculated using the $865.36 closing price of the Company’s common stock on March 31, 2026, the last trading day of our fiscal year.
In the table below, a “-0-” indicates no monetary value is associated with the benefit, while a “–” indicates the NEO is not entitled to the benefit.

Name	Benefit	Benefits and Payments upon Death or Disability ($) (a)	Termination for Cause ($) (b)	Benefits and Payments upon Voluntary Termination ($) (c)	Benefits and Payments upon Involuntary Termination ($) (d)	Benefits and Payments upon Involuntary Termination in Connection with a Change in Control ($) (e)
Brian S. Tyler	Salary Continuation / Severance(1)	–	–	–	3,212,800	17,015,311
	MIP(2)	4,456,668	–	4,456,668	4,456,668	4,456,668
	Value of Stock Vesting(3)	54,875,073	–	18,869,175	46,943,184	66,991,844
	Medical(4)	–	–	–	–	104,760
	Total	59,331,741	–	23,325,843	54,612,652	88,568,583
Britt J. Vitalone	Salary Continuation / Severance(1)	–	–	–	2,150,970	8,265,160
	MIP(2)	1,862,583	–	1,862,583	1,862,583	1,862,583
	Value of Stock Vesting(3)	18,054,871	–	6,507,508	15,554,846	22,082,257
	Medical(4)	–	–	–	–	57,431
	Total	19,917,454	–	8,370,091	19,568,399	32,267,431
Michele Lau	Salary Continuation / Severance(1)	–	–	–	1,556,200	4,732,402
	MIP(2)	1,073,216	–	1,073,216	1,073,216	1,073,216
	Value of Stock Vesting(3)	10,122,116	–	–	5,066,683	12,671,467
	Medical(4)	–	–	–	–	93,420
	Total	11,195,332	–	1,073,216	7,696,099	18,570,505
LeAnn B. Smith	Salary Continuation / Severance(1)	–	–	–	938,933	4,384,199
	MIP(2)	971,366	–	–	971,366	971,366
	Value of Stock Vesting(3)	8,150,825	–	–	5,020,818	9,939,525
	Medical(4)	–	–	–	–	83,348
	Total	9,122,191	–	–	6,931,117	15,378,438
Thomas L. Rodgers	Salary Continuation / Severance(1)	–	–	–	1,305,401	4,683,601
	MIP(2)	906,430	–	906,430	906,430	906,430
	Value of Stock Vesting(3)	6,646,830	–	2,279,358	5,920,793	7,961,312
	Medical(4)	–	–	–	–	83,154
	Total	7,553,260	–	3,185,788	8,132,624	13,634,497
(1)Amounts shown in column (d) represent salary continuation calculated under the Executive Severance Policy plus six months’ interest accrued at the DCAP Rate, as though payments would be delayed six months to comply with IRC Section 409A. Amounts shown in column (e) represent the lump sum severance benefit calculated under the CIC Policy plus six months’ interest accrued at the DCAP Rate, as though payment would be delayed six months to comply with IRC Section 409A.
(2)Amounts shown in columns (a), (c) and (d) represent actual MIP payouts for FY 2026 as reported in the 2026 Summary Compensation Table on page 64. Amounts shown in column (e) are equal to the greatest of (i) the target award; (ii) the award payable based on actual performance; or (iii) the average actual award payable to the participant for the prior three years.

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(3)Amounts shown represent the value of RSUs and PSUs, as of March 31, 2026, which would become vested in whole or in part upon certain termination events. The amounts shown for the Value of Stock Vesting in the event of “Involuntary Termination in Connection with a Change in Control” in column (e) include PSU awards converted to RSUs based on the greater of target and actual performance achieved. PSU awards in this column are shown at (i) actual performance achieved with respect to FY 2024 — FY 2026 PSU awards; and (ii) target performance with respect to PSU awards with in-flight performance periods as of March 31, 2026. For more information on unvested equity awards held by our NEOs, refer to the 2026 Outstanding Equity Awards Table.
(4)Amounts shown represent three years of premiums for COBRA continuation coverage.
CEO Pay Ratio
Our CEO pay ratio was calculated in compliance with the requirements set forth in item 402(u) of Regulation S-K. We identified our median employee using our global employee population identified as of January 1, 2026. We used annual base pay as our consistently applied compensation measure. For purposes of our CEO pay ratio, our CEO’s compensation is $24,213,044 and our median employee compensation is $67,803. Accordingly, our CEO to median employee pay ratio is approximately 357:1.
Our CEO pay ratio disclosure is a reasonable estimate and may not be comparable to the CEO pay ratio reported by other companies because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions.

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Pay Versus Performance
The following tables and narratives set forth information regarding: (i) the total compensation of our Principal Executive Officer (PEO), Mr. Brian S. Tyler, and our non-PEO Named Executive Officers (collectively, the Non-PEO NEOs) as presented in the Summary Compensation Table (SCT) for each of the past five fiscal years; (ii) “compensation actually paid” (CAP) to our PEO and our Non-PEO NEOs, as calculated pursuant to Item 402(v) of Regulation S-K (Item 402(v)); (iii) certain financial performance measures, including Total Shareholder Return (TSR), after-tax net income (loss) attributable to McKesson Corporation, prepared in accordance with GAAP (Net Income), and our Company-Selected Measure, Adjusted EPS for incentive programs; and (iv) the relationship of CAP to those certain financial performance measures.

Fiscal Year	Summary Compensation Table Total to PEO ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid for Non-PEO NEOs ($)	Value of Initial Fixed $100 Investment Based On:		Net Income ($ in millions)	Adjusted EPS ($)
					Company TSR ($)	Peer Group TSR ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2026	24,213,044	48,925,847	5,493,345	10,568,800	456.33	136.77	4,762	39.11
2025	20,161,714	39,170,522	4,960,023	8,345,708	353.49	133.68	3,295	33.05
2024	18,997,543	51,712,052	5,203,982	8,863,859	280.69	133.15	3,002	27.44
2023	20,221,325	38,806,464	4,898,008	8,070,799	185.15	114.69	3,560	26.37
2022	18,152,082	65,282,708	4,509,999	14,158,069	158.27	119.10	1,114	23.26
Notes:
(1)To calculate CAP, the following amounts were deducted from and added to Summary Compensation Table (SCT) total compensation:
PEO SCT Total to CAP Reconciliation

Fiscal Year	SCT Total ($)	Deductions from SCT Total ($)	Additions to SCT Total ($)	Compensation Actually Paid ($)
		(i)	(ii)
2026	24,213,044	17,201,202	41,914,005	48,925,847
2025	20,161,714	14,500,512	33,509,320	39,170,522
2024	18,997,543	13,500,408	46,214,917	51,712,052
2023	20,221,325	13,000,596	31,585,735	38,806,464
2022	18,152,082	12,250,438	59,381,064	65,282,708
Average Non-PEO NEOs SCT Total to CAP Reconciliation

Fiscal Year	SCT Total ($)	Deductions from SCT Total ($)	Additions to SCT Total ($)	Compensation Actually Paid ($)
		(i)	(ii)
2026	5,493,345	3,375,749	8,451,204	10,568,800
2025	4,960,023	2,988,555	6,374,240	8,345,708
2024	5,203,982	3,317,343	6,977,220	8,863,859
2023	4,898,008	2,664,524	5,837,315	8,070,799
2022	4,509,999	2,326,573	11,974,643	14,158,069
i.Represents the grant date fair value of equity-based awards granted in each fiscal year presented, as shown in the “Stock Awards” column of the SCT.
ii.Represents the value of equity calculated in accordance with Item 402(v) for each fiscal year presented. The assumptions used in calculating the fair value of the equity awards in FY 2026 did not differ in any material respect from the assumptions used to calculate the grant date fair value of the awards as reported in the Summary Compensation Table, except that the fair value calculations of (i) the TSR PSUs granted in FY 2025 and FY 2026 used an estimated volatility between 27% and 28%, as

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Executive Compensation

compared to an estimated volatility between 21% to 23% used to calculate the grant date fair value of such awards, and (ii) the non-TSR PSUs granted in FY 2025 and FY 2026 assumed payouts between 98% and 172%, as compared to the grant date fair value calculations which assumed a payout at target.
(2)The Principal Executive Officer (PEO) represented in columns (b) and (c) is Brian S. Tyler.
The non-PEO Named Executive Officers (Non-PEO NEOs) represented in columns (d) and (e) are the following individuals for each of the fiscal years presented:
•FY 2026 – Britt J. Vitalone, Michele Lau, LeAnn B. Smith and Thomas L. Rodgers;
•FY 2025 – Britt J. Vitalone, Michele Lau, LeAnn B. Smith and Thomas L. Rodgers;
•FY 2024 – Britt J. Vitalone, Michele Lau, LeAnn B. Smith, Thomas L. Rodgers, Lori A. Schechter and Nancy Avila;
•FY 2023 – Britt J. Vitalone, Lori A. Schechter, Nancy Avila and LeAnn B. Smith; and
•FY 2022 – Britt J. Vitalone, Lori A. Schechter, Tracy L. Faber and Nancy Avila.
(3)TSR is cumulative for the measurement periods beginning on March 31, 2021 and ending on March 31 of each of 2022, 2023, 2024, 2025 and 2026, respectively. The peer group referenced for purposes of the TSR comparison in column (g) is the group of companies included in the Standard & Poor’s (S&P) 500 Health Care Index, which is the industry peer group the Company used for purposes of Item 201(e) of Regulation S-K.
(4)Net Income in column (h) reflects GAAP income (loss) attributable to McKesson Corporation.
(5)Adjusted EPS for incentive programs, our Company-Selected Measure in column (i), is the non-GAAP financial performance measure from the tabular list of FY 2026 Most Important Measures below which, in the Company’s assessment, is the most important performance measure for FY 2026 linking PEO and non-PEO NEO CAP to the Company’s performance. See Appendix A to this proxy statement for a reconciliation of diluted earnings per share from continuing operations as reported under GAAP to Adjusted EPS for incentive programs.
PEO Equity Award Detail

Fiscal Year	Year End Fair Value of Equity Awards Granted in the Year ($)	Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)		Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)		Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
	(i)	(ii)	(iii)		(iv)	(v)		(vi)
2026	23,833,138	15,259,426	-0	-	2,750,065	-0	-	71,376	41,914,005
2025	18,727,156	12,743,644	-0	-	1,951,197	-0	-	87,323	33,509,320
2024	19,249,885	23,023,341	-0	-	3,840,553	-0	-	101,138	46,214,917
2023	14,913,714	13,443,829	-0	-	3,032,450	-0	-	195,742	31,585,735
2022	25,000,413	33,600,371	-0	-	572,038	-0	-	208,242	59,381,064

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Executive Compensation

Non-PEO NEO Equity Award Detail

Fiscal Year	Year End Fair Value of Equity Awards Granted in the Year ($)	Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)		Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)		Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
	(i)	(ii)	(iii)		(iv)	(v)		(vi)
2026	4,677,457	2,993,991	-0	-	761,615	-0	-	18,141	8,451,204
2025	3,848,407	2,222,374	-0	-	289,531	-0	-	13,928	6,374,240
2024	3,848,402	2,812,080	53,629		533,378	(286,351)		16,082	6,977,220
2023	2,995,518	2,170,991	-0	-	638,913	-0	-	31,893	5,837,315
2022	4,748,056	6,817,164	-0	-	340,430	-0	-	68,993	11,974,643
i.Add the fair value as of the end of the covered fiscal year of all awards granted during the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year;
ii.Add the amount equal to the change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year;
iii.Add, for awards that are granted and vest in the same year, the fair value as of the vesting date;
iv.Add the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year;
v.Subtract, for any awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year; and
vi.Add the dollar value of any dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year.
Required Tabular Disclosure of Most Important Measures to Determine FY 2026 CAP
The four metrics listed below represent the most important measures the Compensation and Talent Committee used to link CAP to Company performance for FY 2026, as further described in the Compensation Discussion and Analysis in the sections entitled “Annual Compensation” and “Long-Term Incentive Compensation.”

FY 2026 Most Important Performance Measures
Adjusted EPS
Adjusted Operating Profit
Free Cash Flow
Average ROIC

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Executive Compensation

Relationships Between “Compensation Actually Paid” and Performance Measures
The graphs and narratives below show and describe (i) the relationship between the Company’s TSR and that of the S&P 500 Health Care Index, and (ii) the relationship of “compensation actually paid” (CAP) to our PEO and Non-PEO NEOs to (a) the Company’s TSR; (b) the Company’s Adjusted EPS (Company-Selected Measure), and (c) the Company’s Net Income.
Total Shareholder Return (TSR): Company versus Peer Group: The Company’s five-year cumulative TSR has significantly exceeded that of the S&P 500 Health Care Index. We selected the S&P 500 Health Care Index as the comparator because it is generally available to shareholders and broadly used by other companies in the same industry.
Compensation Actually Paid (CAP) versus TSR: As shown in the first table of this Pay versus Performance section, the PEO’s and Non-PEO NEOs’ CAP values are higher than the corresponding grant date fair values in the SCT, which is consistent with the Company’s positive TSR each year, as shown in the graphs immediately above and below. This is due primarily to the Company’s use of equity incentives, the value of which is tied directly to stock price in addition to the Company’s financial performance. Our executive compensation program emphasizes equity-based pay, with the majority of target direct compensation for both the PEO and Non-PEO NEOs delivered via equity-based awards.

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Executive Compensation

CAP versus Adjusted EPS: The chart below compares the PEO’s and Non-PEO NEOs’ CAP values to our Company-Selected Measure (CSM), Adjusted EPS. As noted above, for each fiscal year presented, CAP values are higher than the corresponding grant date fair value of stock awards shown in the SCT, which is consistent with our growing Adjusted EPS.
The Company focuses on Adjusted EPS in our incentive plans because earnings per share is one of the principal measures used by shareholders to assess financial performance results and establish a price for the Company’s equity, and it is a central component of our guidance to shareholders. The use of Adjusted EPS in our incentive plans aligns our executives’ interests with the broader set of strategic objectives they are tasked to manage, keeping enterprise value and shareholder interests at the forefront of management decisions on both a short- and long-term basis. Accordingly, Adjusted EPS is included as a key metric in both our annual and long-term incentives.
Given this emphasis on Adjusted EPS, its impact on the value of the Company’s shares and therefore CAP values — both positive and negative — is significant. Adjusted EPS drives a significant portion of the Company’s annual cash incentive and determines a significant portion of PSU award payouts to be earned during any three-year PSU performance period.
CAP versus Net Income: The Compensation and Talent Committee does not use Net Income to determine compensation opportunity or outcomes.
The committee believes that Adjusted EPS is a superior indicator of core operating performance and profitability. In addition, it is common for our shareholders to use Adjusted EPS and other metrics to inform their views of historical and future expectations for underlying operational performance. Net Income, on the other hand, can show variability year over year due to timing of specific events or because of unusual or non-recurring events.
Therefore, we would not necessarily expect to see alignment between Net Income and CAP. The Compensation and Talent Committee is focused on alignment of our compensation programs to metrics that most appropriately measure our profitability and sustainable long-term growth.

80	2026 Proxy Statement

Principal Shareholders
Security Ownership of Certain Beneficial Owners
The following table sets forth information regarding ownership of the Company’s outstanding common stock by any entity or person, to the extent known by us or ascertainable from public filings, that is the beneficial owner of more than 5% of the outstanding shares of common stock as of May 27, 2026:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class*

Vanguard Capital Management LLC 100 Vanguard Boulevard Malvern, Pennsylvania 19355	9,180,981	(1)	7.8%

BlackRock, Inc. 50 Hudson Yards New York, New York 10001	9,207,960	(2)	7.9%

*    Based on 117,077,745 shares of common stock outstanding, as of May 27, 2026.
(1)This information is based upon a Schedule 13G filed with the SEC on April 30, 2026 by Vanguard Capital Management LLC, which reports sole voting power with respect to 1,220,257 shares and sole dispositive power with respect to 9,180,981 shares.
(2)This information is based upon a Schedule 13G/A filed with the SEC on April 14, 2025 by BlackRock, Inc., which reports sole voting power with respect to 8,184,878 shares and sole dispositive power with respect to 9,207,960 shares as a result of being a parent company or control person of certain subsidiaries.
Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
To the Company’s knowledge, all reports required by Section 16(a) of the Exchange Act in FY 2026 from our officers, directors and greater than 10% beneficial owners were timely filed.

2026 Proxy Statement	81

Principal Shareholders

Beneficial Stock Ownership of Directors and Executive Officers
The following table sets forth, except as otherwise noted, information regarding beneficial ownership of the Company’s outstanding common stock by: (i) all directors and director nominees; (ii) each executive officer named in the 2026 Summary Compensation Table below (collectively, our named executive officers or the NEOs); and (iii) all directors, NEOs and executive officers as a group as of May 27, 2026. The table also includes shares of common stock that underlie outstanding RSUs and options to purchase common stock of the Company that either vest, are currently exercisable or become exercisable within 60 days after May 27, 2026.

Name of Individual	Shares of Common Stock Beneficially Owned	(1)	Percent of Class
Dominic J. Caruso	650		*
Lynne M. Doughtie	—		*
W. Roy Dunbar	—		*
Deborah Dunsire, M.D.	28	(2)	*
Julie L. Gerberding, M.D., M.P.H.	—		*
James H. Hinton	—		*
Donald R. Knauss	2,069	(3)	*
Michele Lau	3,386	(4)	*
Bradley E. Lerman	301		*
Maria N. Martinez	301		*
Kevin M. Ozan	15		*
Thomas L. Rodgers	3,090		*
LeAnn B. Smith	6,608		*
Brian S. Tyler	27,990	(4)	*
Britt J. Vitalone	22,506	(4)	*
Kathleen Wilson-Thompson	301		*
All directors, NEOs and executive officers as a group (17 persons)	73,455	(2)(3)(4)	*
*    Less than 1.0%. The number of shares beneficially owned and the percentage of shares beneficially owned are based on 117,077,745 shares of the Company’s common stock outstanding as of May 27, 2026, adjusted as required by the rules promulgated by the SEC. Shares of common stock that may be acquired by exercise of stock options or vesting of RSUs within 60 days after May 27, 2026, and vested RSUs that are not yet settled are deemed outstanding and beneficially owned by the person holding such stock options or RSUs for purposes of computing the number of shares and percentage beneficially owned, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Deferred shares are not included in the table above. For information on the stock awarded to our directors and our director stock ownership requirements, please see "Director Compensation" on page 38.
(1)Except as otherwise indicated in the footnotes to this table, the persons named have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.
(2)The 28 shares are held by the Jireh Foundation, a charitable foundation, of which Dr. Dunsire is a co-trustee along with her spouse, but for which Dr. Dunsire disclaims beneficial ownership.
(3)Includes 1,296 shares held by immediate family members who share a household with the named person, by family trusts as to which the named person and his or her spouse have shared voting and investment power, or by an independent trust for which the named person disclaims beneficial ownership.
(4)Includes shares held under the Company’s 401(k) Plan, calculated based on the number of equivalent McKesson shares underlying the Company stock fund as of May 27, 2026, as follows: Ms. Lau, 139 shares; Mr. Tyler, 216 shares; Mr. Vitalone, 552 shares; and all NEOs and executive officers as a group, 907 shares.

82	2026 Proxy Statement

Annual Meeting Information
Record Date and Who Can Vote

On or about June 12, 2026, the Company began delivering proxy materials to all shareholders of record at the close of business on May 27, 2026 (Record Date). On the Record Date, there were 117,077,745 shares of the Company’s common stock outstanding and entitled to vote. As a shareholder, you are entitled to one vote for each share of common stock you held on the Record Date, including shares: (A) held for you in an account with a broker, bank or other nominee; (B) held directly in your name as the shareholder of record; or (C) allocated to your account in the Company’s 401(k) Plan.
The names of shareholders of record entitled to vote at the Annual Meeting will be available for 10 days prior to the meeting for any purpose germane to the Annual Meeting. You may request this information prior to the Annual Meeting by contacting the Corporate Secretary of the Company by email at corpsecretary@mckesson.com.
How to Vote

Your vote is important. Shareholders can vote by using the Internet, telephone or mail, or at the Annual Meeting. As a shareholder, you are entitled to one vote for each share of common stock you held on the Record Date. You can vote in any of the following ways:
Shareholders of Record or a Participant in the Company’s 401(k) Plan
If you are a shareholder of record or a participant in the Company’s 401(k) Plan, you can vote your shares by using the Internet, by calling a toll-free number, or by mailing your signed proxy card(s). Specific instructions for voting by means of the Internet or telephone are included on the accompanying proxy card. The Internet and telephone voting procedures are designed to authenticate your identity, allow you to vote your shares and confirm that your voting instructions have been properly recorded. If you do not wish to vote via the Internet or by telephone, please complete, sign and return the proxy card in the self-addressed, postage-paid envelope provided.
Street Name Shareholders
If you have shares held by a broker, bank or other nominee, you can vote your shares by following the instructions provided by your broker, bank or other nominee.
Your vote as a shareholder is important. Please vote as soon as possible to ensure that your vote is recorded.
Proxy Authority
All shares represented by valid proxies will be voted as specified and in the discretion of the designated proxy holders as to any other matters that may properly come before the Annual Meeting. We know of no other business that will be presented at the Annual Meeting. If you sign and return a proxy card without specific voting instructions, your shares will be voted as recommended by our Board of Directors on all proposals described in this proxy statement, and in the discretion of the designated proxy holders as to any other matters that may properly come before the Annual Meeting. We are currently not aware of any matter to be presented at the Annual Meeting other than the items described in this proxy statement.
Revocation
You can revoke your proxy at any time before the Annual Meeting by sending to the Corporate Secretary of the Company a written revocation to corpsecretary@mckesson.com or by submitting a proxy bearing a later date by the voting methods described above. You may also revoke your proxy by attending the Annual Meeting and casting a ballot. If you have shares held by a broker, bank or other nominee, you can revoke your proxy by following the instructions provided by your broker, bank or other nominee.

2026 Proxy Statement	83

Annual Meeting Information

Attendance

The Annual Meeting will be held on July 22, 2026 and conducted exclusively online without an option for physical attendance. Shareholders of record as of the Record Date will be able to attend and participate in the online Annual Meeting by visiting www.virtualshareholdermeeting.com/MCK2026 and entering the 16-digit control number on your Notice, voting instructions form or on your proxy card for purposes of asking questions and casting your votes for the Annual Meeting ballot items. Only shareholders and proxy holders who enter their valid control number will be able to participate in the online Annual Meeting in order to submit questions and vote.
The live webcast of the Annual Meeting will begin promptly at 8:30 a.m., Central Time. We encourage you to access the webcast early, starting at approximately 8:15 a.m., Central Time, in order to allow yourself time to log in and test your computer. If you encounter technical difficulties accessing the online Annual Meeting, please call the technical support telephone number posted on www.virtualshareholdermeeting.com/MCK2026.
Even if you plan to attend the Annual Meeting online, we recommend that you vote in advance of the Annual Meeting as described in this proxy statement, so that your vote will be counted if you later decide to not attend the Annual Meeting or you encounter technical difficulties. If you properly submit your votes before the online Annual Meeting, then you do not have to vote at the Annual Meeting unless you wish to change your vote.
Dividend Reinvestment Plan

For those shareholders who participate in the Company’s Automatic Dividend Reinvestment Plan (DRP), the enclosed proxy card includes all full shares of common stock held in your DRP account on the Record Date for the Annual Meeting, as well as your shares held of record.
401(k) Plan

Participants in the Company’s tax-qualified 401(k) Plan have the right to instruct the trustee, on a confidential basis, how the shares allocated to their accounts are to be voted, and will receive a voting instruction card for that purpose. In general, the 401(k) Plan provides that all shares for which no voting instructions are received from participants will be voted by the trustee in the same proportion as shares for which voting instructions are received. However, shares that have been allocated to 401(k) Plan participants’ PAYSOP accounts for which no voting instructions are received will not be voted.
Quorum, Vote Required and Method of Counting Votes

The presence in person or by proxy of holders of a majority of the voting power of the outstanding shares of common stock entitled to vote at the meeting will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions or broker non-votes will be considered present for quorum purposes.
Item 1 – Election of Directors. You may vote “for” or “against” each of the director nominees, or “abstain” from voting on the election of any nominee. A nominee will be elected as a director if he or she receives a majority of votes cast (that is, the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that nominee). Abstentions and broker non-votes (as described below) will not count as votes cast and will have no effect on the outcome of the matter. Each nominee previously submitted an irrevocable resignation in the event that the nominee fails to receive a majority of the votes cast and the Board decides to accept that resignation. As described in our Corporate Governance Guidelines, if a nominee fails to receive a majority of the votes cast, the Governance and Sustainability Committee will make a recommendation to the Board with respect to the irrevocable resignation, and the Board will take action no later than 90 days following the Annual Meeting and publicly disclose its determination.

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Annual Meeting Information

Item 2 – Ratification of the Appointment of the Independent Registered Public Accounting Firm. You may vote “for” or “against,” or “abstain” from voting on this proposal. Approval requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. Shares represented by abstentions will have the effect of a vote against this proposal. As described in more detail below, this proposal is considered a routine matter, and brokers can cast discretionary votes on this proposal.
Item 3 – Non-Binding Advisory Vote on Executive Compensation. You may vote “for” or “against,” or “abstain” from voting on this non-binding advisory proposal. Approval requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. Shares represented by abstentions will have the effect of a vote against this proposal. Broker non-votes with respect to this proposal will have no effect on the outcome of the matter.
All votes cast at the Annual Meeting will be tabulated by the independent inspector of election.
Broker Non-Votes

Broker non-votes occur when beneficial owners do not provide voting instructions and the broker, bank or other nominee does not have discretion to vote. Rules of the NYSE prohibit discretionary voting by brokers on certain “non-routine” matters. At the Annual Meeting, if brokers, banks and other nominees have not received instructions from the beneficial owners, they will not be permitted to vote on any proposal other than the ratification of the appointment of the independent registered public accounting firm (Item 2), which is considered a routine manner.
Therefore, we encourage all beneficial owners to provide voting instructions to your nominees to ensure that your shares are voted at the Annual Meeting.
Voting Results

We intend to publish voting results in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.
Online Access to Annual Reports and Proxy Statements

The notice of annual meeting, proxy statement and annual report are available at www.proxyvote.com. Instead of receiving future copies of the proxy statement and annual report by mail, you may, by following the applicable procedures described below, elect to receive these documents electronically, in which case you will receive an e-mail with a link to these documents.
Shareholders of Record: You may elect to receive proxy materials online next year in place of printed materials by logging on to www.proxyvote.com and entering your request within either the Internet voting section or order hard copy options. By doing so you will save the Company printing and mailing expenses, reduce the impact on the environment and obtain immediate access to the annual report, proxy statement and voting form when they become available.
Beneficial Shareholders: If you hold your shares through a broker, bank or other holder of record, you may also have the opportunity to receive copies of the proxy statement and annual report electronically. Please check the information provided in the proxy materials mailed to you by your broker, bank or other holder of record regarding the availability of this service or contact the broker, bank or other holder of record through which you hold your shares and inquire about the availability of such an option for you.
If you elect to receive your materials via the Internet, you can still request paper copies by leaving a message with Investor Relations by sending an e-mail to investors@mckesson.com.
Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Shareholders to be held on July 22, 2026. Our 2026 proxy statement and annual report are available free of charge at www.proxyvote.com.

2026 Proxy Statement	85

Annual Meeting Information

Householding of Proxy Materials

In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the SEC called “householding.” Under this practice, shareholders who have the same address and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless any of these shareholders notifies us that he or she wishes to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards.
If you share an address with another shareholder and received only one set of proxy materials, but would like to request a separate copy of these materials, we will have a separate copy promptly delivered to you upon your written or oral request. To request such a separate copy, please contact Broadridge Investor Communication Solutions by calling 1-866-540-7095 or by writing to Broadridge Investor Communication Solutions, Attn: Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Similarly, you may also contact Broadridge Investor Communication Solutions if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.
Solicitation of Proxies

We are providing these proxy materials in connection with the solicitation made by the Company’s Board of Directors of proxies to be voted at the Annual Meeting. The Company is paying the cost of preparing, printing and mailing these proxy materials. We will reimburse brokerage firms, banks and others for their reasonable expenses in forwarding proxy materials to beneficial owners and obtaining their instructions. The Company has retained Alliance Advisors LLC (Alliance) to assist in distributing these proxy materials. We have also engaged Alliance to assist in the solicitation of proxies. We expect Alliance’s solicitation fee to be approximately $50,000 plus out-of-pocket expenses. The directors, officers and employees of the Company may also participate in the solicitation without remuneration in addition to compensation received as directors, officers or employees.
Shareholder Proposals for the 2027 Annual Meeting

To be eligible for inclusion in the Company’s 2027 proxy statement pursuant to Rule 14a-8 under the Exchange Act, shareholder proposals must be sent to the Corporate Secretary of the Company at corpsecretary@mckesson.com or at the principal executive offices of the Company located at 6555 State Highway 161, Irving, Texas 75039, and must be received no later than February 12, 2027.
The Company’s advance notice By-Law provisions require that, for our 2027 Annual Meeting, shareholder nominations made outside of the Company’s proxy access By-Law provisions and proposals made outside of Rule 14a-8 under the Exchange Act must be submitted in accordance with the requirements of the By-Laws, no later than April 23, 2027 and no earlier than March 24, 2027. Any notice of director nominations other than through the Company’s proxy access provision must include the additional information required by Rule 14a-19(b) under the Exchange Act.
Shareholders may also request that director nominees be included in the Company’s proxy materials pursuant to the Company’s proxy access provisions under its By-Laws. Such nominations must be submitted no later than March 24, 2027 and no earlier than February 22, 2027. Each shareholder making such a nomination would be required to provide certain information, representations and undertakings as outlined in the By-Laws. A copy of the full text of the Company’s By-Laws referred to above may be obtained by writing to the Corporate Secretary of the Company.

86	2026 Proxy Statement

Annual Meeting Information

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026, on file with the SEC, excluding certain exhibits, may be obtained without charge by writing to Investor Relations, McKesson Corporation, 6555 State Highway 161, Irving, TX 75039.
Website addresses and hyperlinks are included for reference only. The reports mentioned above, or any other information contained on or available through websites referred to and/or linked to in this Proxy Statement (other than the Company’s website to the extent specifically referred to herein as required by the SEC or NYSE rules) are not part of this proxy solicitation and are not incorporated by reference into this Proxy Statement or any other proxy materials.
Some of these reports and information contain cautionary statements regarding forward-looking information that should be carefully considered. Our statements and reports about our objectives may include statistics or metrics that are estimates, make assumptions based on developing standards that may change, and provide aspirational goals that are not intended to be promises or guarantees. Forward-looking statements involve risks, uncertainties and other important factors that could cause actual results to differ materially from those anticipated, including those risks discussed in Item 1A of Part I of our Annual Report on Form 10-K for the fiscal year ended March 31, 2026. The statements and reports may also change at any time and we undertake no obligation to update them, except as required by law.

2026 Proxy Statement	87

Appendix A — Supplemental Information
The Company believes the presentation of Non-GAAP measures provides useful supplemental information to investors with regard to its operating performance, as well as assists with the comparison of its past financial performance to the Company’s future financial results. Moreover, the Company believes that the presentation of Non-GAAP measures assists investors’ ability to compare its financial results to those of other companies in the same industry. However, the Company’s Non-GAAP measures may be defined and calculated differently by other companies in the same industry.
Reconciliation of GAAP Earnings Per Diluted Share (EPS) to Adjusted Earnings Per Diluted Share (Non-GAAP) and Adjusted Earnings Per Share (EPS) for Incentive Compensation (Non-GAAP)

	Year Ended March 31,
	2026	2025	2024
Earnings per diluted common share from continuing operations attributable to McKesson Corporation (GAAP)(a)	$38.38	$25.72	$22.39
After-tax adjustments:
Amortization of acquisition-related intangibles	1.47	1.29	1.42
Transaction-related expenses and adjustments	(0.79)	5.81	0.15	(b)
LIFO inventory-related adjustments	(1.25)	0.47	(0.86)
Gains from antitrust legal settlements	(0.14)	(2.57)	(1.35)
Restructuring, impairment, and related charges, net	1.46	1.98	0.66
Claims and litigation charges, net	(0.02)	0.62	0.82
Other adjustments, net	—	(0.27)	4.21	(c)
Adjusted Earnings per Diluted Share (Non-GAAP)(a)	$39.11	$33.05	$27.44
After-tax adjustments:
Incentive compensation adjustments, net(a)	(0.21)	(0.04)	—	(d)
Adjusted EPS for Incentive Compensation (Non-GAAP)(a)	$38.90	$33.01	$27.44

	FY 2024 — FY 2026 Cumulative
3-Year cumulative earnings per diluted common share from continuing operations attributable to McKesson Corporation (GAAP)(a)	$86.49	(e)
After-tax adjustments	13.11
3-Year Cumulative Adjusted Earnings per Diluted Share (Non-GAAP)(a)	$99.60	(e)
Incentive compensation adjustments, net(a)	$(0.52)	(f)
3-Year Cumulative Adjusted EPS for Incentive Compensation (Non-GAAP)(a)	$99.08
(a)Certain computations may reflect rounding adjustments.
(b)Transaction-related expenses and adjustments includes a net gain of $(3.30) per diluted share for the year ended March 31, 2026 related to the sale of our Norway business, offset by a charge of $0.98 per diluted share related to the remeasurement of redeemable noncontrolling interests to the redemption value, a loss of $0.64 per diluted share related to transaction and integration charges for the acquisitions of controlling interests in PRISM Vision Holdings, LLC (“PRISM Vision”) and Community Oncology Revitalization Enterprise Ventures, LLC (“Core Ventures”) and a loss of $0.46 per diluted share related to our planned separation of the Medical-Surgical Solutions business. Transaction-related expenses and adjustments includes a net loss of $5.21 per diluted share for the year ended March 31, 2025 to remeasure assets and liabilities held for sale to fair value less costs to sell related to our sale of Rexall and Well.ca businesses in Canada.

2026 Proxy Statement	A-1

Appendix A — Supplemental Information

(c)Other adjustments, net includes a credit of $(1.19) per diluted share for the year ended March 31, 2025 related to the bankruptcy of our customer, Rite Aid Corporation, offset by a charge of $0.57 per diluted share related to our frozen U.K. defined benefit pension plan. Other adjustments, net includes a provision for bad debts of $4 per diluted share for the year ended March 31, 2024 related to the bankruptcy of our customer, Rite Aid Corporation.
(d)For the year ended March 31, 2026, consists of $(0.12) per diluted share of foreign currency gains or losses, primarily related to Canadian dollars and Euros, compared to our fiscal 2026 plan FX rates and ($0.09) per diluted share related to European divestiture activities. For the year ended March 31, 2025, consists of $(0.11) per diluted share primarily related to our Rexall and Well.ca divestiture activities offset by $0.07 per diluted share of foreign currency gains or losses, primarily related to Canadian dollars and Euros, compared to our fiscal 2025 plan FX rates. For the year ended March 31, 2024, consists of $(0.01) per diluted share of foreign currency gains or losses, primarily related to Canadian dollars and Euros, compared to our fiscal 2024 plan FX rates offset by $0.01 per diluted share related to business acquisition activities.
(e)GAAP earnings per diluted common share from continuing operations attributable to McKesson Corporation, as reported in our Annual Report on Form 10-K, was $38.38, $25.72, and $22.39 for the years ended March 31, 2026, 2025, and 2024, respectively. Adjusted Earnings per Diluted Share (Non-GAAP) was $39.11, $33.05, and $27.44 for the years ended March 31, 2026, 2025, and 2024, respectively.
(f)Incentive compensation adjustments, net includes $(0.73) per diluted share from our European divestiture activities, offset by $0.14 per diluted share impact of foreign currency gains or losses, primarily related to Canadian dollars and Euros, compared to our fiscal 2024 plan FX rates, and $0.07 per diluted share from our Rexall and Well.ca divestiture activities.
Reconciliation of GAAP Income from Continuing Operations before Interest Expense and Income Taxes to Adjusted Operating Profit (Non-GAAP) and Adjusted Operating Profit for Incentive Compensation (Non-GAAP)

(In millions)	Year Ended March 31, 2026
Income from continuing operations before interest expense and income taxes (GAAP)	$6,448
Pre-tax adjustments:
Amortization of acquisition-related intangibles	276
Transaction-related expenses and adjustments	(268)
LIFO inventory-related adjustments	(210)
Gains from antitrust legal settlements	(23)
Restructuring, impairment, and related charges, net	245
Claims and litigation charges, net	(3)
Other adjustments, net	—
Adjusted Operating Profit (Non-GAAP)	$6,465
Pre-tax adjustments:
Incentive compensation adjustments, net	(35)	(a)
Adjusted Operating Profit for Incentive Compensation (Non-GAAP)	$6,430
(a)Consists of $(21) million of foreign currency gains or losses primarily related to Canadian dollars and Euros, compared to our fiscal 2026 plan FX rates and $(14) million primarily related to our European divestiture activities.

A-2	2026 Proxy Statement

Appendix A — Supplemental Information

Reconciliation of Operating Cash Flow (GAAP) to Free Cash Flow (Non-GAAP)

	Year Ended March 31,
(In millions)	2026	2025	2024
Operating Cash Flow (GAAP)	$6,155	$6,085	$4,314
Investing Cash Flow (GAAP)	(3,432)	(733)	(1,072)
Financing Cash Flow (GAAP)	(4,631)	(3,965)	(3,342)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	20	(16)	6
Net increase (decrease) in cash, cash equivalents, and restricted cash	$(1,888)	$1,371	$(94)

	Year Ended March 31,
(In millions)	2026	2025	2024
Operating Cash Flow (GAAP)	$6,155	$6,085	$4,314
Payments for property, plant, and equipment	(436)	(537)	(431)
Capitalized software expenditures	(309)	(322)	(256)
Free Cash Flow (Non-GAAP)	$5,410	$5,226	$3,627
Supplemental Non-GAAP Financial Information
In an effort to provide investors with additional information regarding the Company’s financial results as determined by generally accepted accounting principles (“GAAP”), McKesson Corporation (the “Company” or “we”) also presents the following Non-GAAP measures.
•Adjusted Earnings per Diluted Share (Non-GAAP) and 3-Year Cumulative Adjusted Earnings per Diluted Share (Non-GAAP): We define Adjusted Earnings per Diluted Share as GAAP earnings per diluted common share from continuing operations attributable to McKesson, excluding per share impacts of amortization of acquisition-related intangibles, transaction-related expenses and adjustments, LIFO inventory-related adjustments, gains from antitrust legal settlements, restructuring, impairment, and related charges, claims and litigation charges, other adjustments as well as the related income tax effects for each of these items, as applicable, divided by diluted weighted-average shares outstanding. We define 3-Year Cumulative Adjusted Earnings per Diluted Share as the sum of Adjusted Earnings per Diluted Share (Non-GAAP) for the applicable last three fiscal years.
•Adjusted Operating Profit (Non-GAAP): We define Adjusted Operating Profit as GAAP income from continuing operations before interest expense and income taxes, excluding amortization of acquisition-related intangibles, transaction-related expenses and adjustments, LIFO inventory-related adjustments, gains from antitrust legal settlements, restructuring, impairment, and related charges, claims and litigation charges, and other adjustments.
The following provides further details regarding the adjustments made to our GAAP financial results to arrive at our Non-GAAP measures as defined above:
Amortization of acquisition-related intangibles — Amortization expenses of intangible assets directly related to business combinations and the formation of joint ventures.
Transaction-related expenses and adjustments — Transaction, integration, and other expenses that are directly related to business combinations, the formation of joint ventures, divestitures, and other transaction-related costs including initial public offering costs. Examples include transaction closing costs, professional service fees, legal fees, severance charges, retention payments and employee relocation expenses, facility or other exit-related expenses, certain fair value adjustments including deferred revenues, contingent consideration and inventory, recoveries of acquisition-related expenses or post-closing expenses, net interest expense impact of hedging foreign currency-denominated notes, bridge loan fees and gains or losses on business combinations, redeemable noncontrolling interests adjustments, and divestitures of businesses that do not qualify as discontinued operations.
LIFO inventory-related adjustments — LIFO inventory-related non-cash charges or credit adjustments.
Gains from antitrust legal settlements — Net cash proceeds representing the Company’s share of antitrust lawsuit settlements.

2026 Proxy Statement	A-3

Appendix A — Supplemental Information

Restructuring, impairment, and related charges — Restructuring charges that are incurred for programs in which we change our operations, the scope of a business undertaken by our business units, or the manner in which that business is conducted as well as long-lived asset impairments. Such charges may include employee severance, retention bonuses, facility closure or consolidation costs, lease or contract termination costs, asset impairments, accelerated depreciation and amortization, and other related expenses. The restructuring programs may be implemented due to the sale or discontinuation of a product line, reorganization or management structure changes, headcount rationalization, realignment of operations or products, integration of acquired businesses, and/or company-wide cost saving initiatives. The amount and/or frequency of these restructuring charges are not part of our underlying business, which include normal levels of reinvestment in the business. Any credit adjustments due to subsequent changes in estimates are also excluded from adjusted results.
Claims and litigation charges — Adjustments to certain of the Company’s reserves, including those related to estimated probable settlements for its controlled substance monitoring and reporting, and opioid-related claims, as well as any applicable income items or credit adjustments due to subsequent changes in estimates. This does not include our legal fees to defend claims, which are expensed as incurred. This also may include charges or credits for general non-operational claims not directly related to our ongoing business.
Other adjustments — The Company evaluates the nature and significance of transactions qualitatively and quantitatively on an individual basis and may include them in the determination of our adjusted results from time to time. While not all-inclusive, other adjustments may include: other asset impairments; gains or losses from debt extinguishment; and other similar substantive and/or infrequent items as deemed appropriate.
The Company evaluates the aforementioned Non-GAAP measures on a periodic basis and updates the definitions from time to time. The evaluation considers both the quantitative and qualitative aspects of the Company’s presentation of Non-GAAP adjusted results.
Income tax effects are calculated in accordance with Accounting Standards Codification 740, “Income Taxes,” which is the same accounting principle used by the Company when presenting its GAAP financial results.
•Free Cash Flow (Non-GAAP): We define free cash flow as net cash provided by (used in) operating activities less payments for property, plant, and equipment and capitalized software expenditures, as disclosed in our consolidated statements of cash flows in our Annual Report on Form 10-K..
In addition, Adjusted EPS for Incentive Compensation (Non-GAAP), 3-Year Cumulative Adjusted EPS for Incentive Compensation (Non-GAAP), Adjusted Operating Profit for Incentive Compensation (Non-GAAP) and Free Cash Flow (Non-GAAP) are measures that management utilizes to determine employee incentive compensation. These measures are further adjusted from certain non-GAAP measures defined above for incentive compensation adjustments, net, including certain foreign currency gains or losses compared to plan, certain business acquisition activities and the impact from our European divestiture activities. While not all-inclusive, incentive compensation adjustments, net may include other substantive and/or infrequent items as deemed appropriate by our Compensation and Talent Committee.
The Company believes the presentation of Non-GAAP measures provides useful supplemental information to investors with regard to its operating performance, as well as assists with the comparison of its past financial performance to the Company’s future financial results. Moreover, the Company believes that the presentation of Non-GAAP measures assists investors’ ability to compare its financial results to those of other companies in the same industry. However, the Company’s Non-GAAP measures may be defined and calculated differently by other companies in the same industry.
The Company internally uses both GAAP and Non-GAAP financial measures in connection with its own financial planning and reporting processes. Management utilizes Non-GAAP financial measures when allocating resources, deploying capital, as well as assessing business performance, and determining employee incentive compensation. The Company conducts its businesses internationally in local currencies, including Canadian dollars, Euro, and British pound sterling. As a result, the comparability of our results reported in U.S. dollars can be affected by changes in foreign currency exchange rates. We believe free cash flow is important to management and useful to investors as a supplemental measure as it indicates the cash flow available for working capital needs, re-investment opportunities, strategic acquisitions, share repurchases, dividend payments, or other strategic uses of cash. Nonetheless, Non-GAAP adjusted results and related Non-GAAP measures disclosed by the Company should not be considered a substitute for, nor superior to, financial results and measures as determined or calculated in accordance with GAAP.

A-4	2026 Proxy Statement

McKesson Corporation
6555 State Highway 161
Irving, TX 75039

www.mckesson.com

© 2026 McKesson Corporation. All rights reserved.

MCKESSON

MᶜKESSON

McKESSON CORPORATION
ATTN: CORPORATE SECRETARY
6555 STATE HIGHWAY 161
IRVING, TX 75039

SCAN TO
VIEW MATERIALS & VOTE

Electronic Voting Instructions
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VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off time.* Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MCK2026**

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VOTE BY PHONE - 1-800-690-6903
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***Cut-off Time:** **11:59 P.M. Eastern Time on July 17, 2026** for participants in the McKesson Corporation 401(k) Retirement Savings Plan.
11:59 P.M. Eastern Time on July 21, 2026 for all other shareholders.

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T00331-P49461-Z92400

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

McKESSON CORPORATION

The Board of Directors recommends a vote FOR the listed nominees:

1. Election of Eleven Directors for a One-Year Term

Nominees:	**For**	**Against**	**Abstain**
1a. Dominic J. Caruso	☐	☐	☐
1b. Lynne M. Doughtie	☐	☐	☐
1c. W. Roy Dunbar	☐	☐	☐
1d. Deborah Dunsire, M.D.	☐	☐	☐
1e. Julie L. Gerberding, M.D., M.P.H.	☐	☐	☐
1f. James H. Hinton	☐	☐	☐
1g. Bradley E. Lerman	☐	☐	☐
1h. Maria N. Martinez	☐	☐	☐
1i. Kevin M. Ozan	☐	☐	☐
1j. Brian S. Tyler	☐	☐	☐
1k. Kathleen Wilson-Thompson	☐	☐	☐

The Board of Directors recommends a vote FOR the following proposals:

	For	**Against**	**Abstain**
2. Ratification of Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2027	☐	☐	☐
3. Advisory Vote to Approve the Company's Executive Compensation	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer or partner.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

T00332-P49461-Z92400

McKESSON CORPORATION
This proxy is solicited by the Board of Directors
Annual Meeting of Shareholders
July 22, 2026, 8:30 A.M. Central Time

The shareholder(s) hereby appoint(s) Michele Lau and Saralisa C. Brau, each or any of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) each or any of them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of McKesson Corporation that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders, and any adjournment or postponement thereof. If the shareholder(s) hold(s) shares of common stock of McKesson Corporation in the corporation's 401(k) Retirement Savings Plan ("401(k) Plan"), the shareholder(s) hereby authorize(s) and direct(s) the trustee of the 401(k) Plan to vote all shares in the account of the shareholder(s) under the 401(k) Plan in the manner indicated on the reverse side of this proxy at the Annual Meeting, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is given, this proxy will be voted in accordance with the Board of Directors' recommendations, and in the discretion of the proxy holder on any other matter that may properly come before the meeting. If shares are held in the 401(k) Plan and no direction is given, the trustee will vote such shares in the same proportion as shares for which voting instructions are received. Notwithstanding the foregoing, shares that have been allocated to 401(k) Plan participants' PAYSOP accounts for which no voting instructions are received will not be voted except as otherwise required by law.

Continued and to be signed on reverse side